FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-03

March 20, 2014

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,181,999,363
(Approximate Mortgage Pool Balance)

$1,028,339,000
(Offered Certificates)

GS Mortgage Securities Trust 2014-GC20
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2014-GC20

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
MC-Five Mile Commercial Mortgage Finance LLC
Starwood Mortgage Funding I LLC
Redwood Commercial Mortgage Corporation
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.	Citigroup
Co-Lead Managers and Joint Bookrunners

Drexel Hamilton
Co-Manager

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-191331) (the “Base Prospectus”) and a separate free writing prospectus, each anticipated to be dated March 21, 2014 (the “Free Writing Prospectus”). The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus). The Base Prospectus and the Free Writing Prospectus are available upon request from Goldman, Sachs & Co., Citigroup Global Markets Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Citigroup Global Markets Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass-Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$62,817,000		30.000%(5)	[__]%	(6)	2.67	05/14 – 02/19
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$41,454,000		30.000%(5)	[__]%	(6)	4.90	02/19 – 04/19
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$176,814,000		30.000%(5)	[__]%	(6)	6.80	01/21 – 03/21
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$185,000,000		30.000%(5)	[__]%	(6)	9.70	12/23 – 01/24
Class A-5	Aaa(sf) / AAAsf / AAA(sf)	$272,417,000		30.000%(5)	[__]%	(6)	9.81	01/24 – 03/24
Class A-AB	Aaa(sf) / AAAsf / AAA(sf)	$88,897,000		30.000%(5)	[__]%	(6)	7.31	04/19 – 12/23
Class X-A	Aaa(sf) / AAAsf / AAA(sf)	$899,797,000	(7)	N/A	[__]%	Variable IO(8)	N/A	N/A
Class X-B	Aa3(sf) / AA-sf / AAA(sf)	$78,307,000	(7)	N/A	[__]%	Variable IO(8)	N/A	N/A
Class A-S(9)	Aaa(sf) / AAAsf / AAA(sf)	$72,398,000	(10)	23.875%	[__]%	(6)	9.90	03/24 – 03/24
Class B(9)	Aa3(sf) / AA-sf / AA-(sf)	$78,307,000	(10)	17.250%	[__]%	(6)	9.90	03/24 – 03/24
Class PEZ(9)	A1(sf) / A-sf / A-(sf)	$200,940,000	(10)	13.000%(11)	[__]%	(6)	9.90	03/24 – 03/24
Class C(9)	A3(sf) / A-sf / A-(sf)	$50,235,000	(10)	13.000%(11)	[__]%	(6)	9.90	03/24 – 03/24

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-C	NR / BB-sf / BB(sf)	$29,550,000	(7)	N/A	[__]%	Variable IO(8)	N/A	N/A
Class X-D	NR / NR / NR	$65,010,362	(7)	N/A	[__]%	Variable IO(8)	N/A	N/A
Class D	NR / BBB-sf / BBB-(sf)	$59,100,000		8.000%	[__]%	(6)	9.97	03/24 – 04/24
Class E	NR / BB-sf / BB(sf)	$29,550,000		5.500%	[__]%	(6)	9.99	04/24 – 04/24
Class F	NR / NR / BB-(sf)	$16,252,000		4.125%	[__]%	(6)	9.99	04/24 – 04/24
Class G	NR / NR / B(sf)	$11,820,000		3.125%	[__]%	(6)	9.99	04/24 – 04/24
Class H	NR / NR / NR	$36,938,362		0.000%	[__]%	(6)	9.99	04/24 – 04/24
Class R(12)	NR / NR / NR	N/A		N/A	N/A	N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, Inc. (“KBRA”). Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus. Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)
Assuming no prepayments prior to the maturity date for each mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates will each be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage. The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

(7)
The Class X-A, Class X-B, Class X-C and Class X-D certificates (the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A, Class X-B, Class X-C and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component. The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class B trust component. The notional amount of the Class X-C certificates will be equal to the certificate principal amount of the Class E certificates. The notional amount of the Class X-D certificates will be equal to the aggregate certificate principal amounts of the Class F, Class G and Class H certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(8)
The pass-through rate of the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate of the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class B trust component, as described in the Free Writing Prospectus. The pass through rate of the Class X-C certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class E certificates, as described in the Free Writing Prospectus. The pass through rate of the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class F, Class G and Class H certificates, as described in the Free Writing Prospectus.

(9)
The Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(10)
On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $72,398,000, $78,307,000 and $50,235,000, respectively. The Class A-S, Class B, Class PEZ and Class C certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the Class A-S, Class B and Class C certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and Class C trust components, respectively. The Class PEZ certificates will, at all times, represent a beneficial interest in the remaining percentages of each of the outstanding principal balances of the Class A-S, Class B and Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly. The initial certificate principal amount of each of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates. The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange. The actual certificate principal amount of any class of the Class A-S, Class B, Class PEZ and Class C certificates issued on the closing date may be less than the maximum certificate principal amount of that class and may be zero. The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the closing date.

(11)
The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component, which will have an initial outstanding balance on the closing date of $50,235,000.

(12)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interest in each of two separate REMICs, as further described in the Free Writing Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance	$1,181,999,363
Number of Mortgage Loans	63
Number of Mortgaged Properties	127
Average Cut-off Date Mortgage Loan Balance	$18,761,895
Weighted Average Mortgage Interest Rate(2)	4.9879%
Weighted Average Remaining Term to Maturity (months)	110
Weighted Average Remaining Amortization Term (months)(3)	355
Weighted Average Cut-off Date LTV Ratio(4)	68.9%
Weighted Average Maturity Date LTV Ratio(5)	58.9%
Weighted Average Underwritten Debt Service Coverage Ratio(6)	1.49x
Weighted Average Debt Yield on Underwritten NOI(7)	10.2%
% of Mortgage Loans with Additional Mezzanine Debt	9.7%
% of Mortgage Loans with Other Subordinate Debt	2.5%
% of Mortgaged Properties with Single Tenants	2.5%

(1)
Each of the Newcastle Senior Housing Portfolio mortgage loan and the Greene Town Center mortgage loan has one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio and debt yield calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. The River Oaks mortgage loan has a related subordinate B-note and all information presented in this Term Sheet with respect to the River Oaks mortgage loan is calculated without regard to the related B-note. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)
With respect to the Newcastle Senior Housing Portfolio mortgage loan, the initial coupon is 4.0000% from the origination date through January 5, 2019. From and after January 6, 2019, the Newcastle Senior Housing Portfolio mortgage loan mortgage interest rate will be 4.9900%. For purposes of calculating Weighted Average Mortgage Interest Rate presented in this Term Sheet, the Newcastle Senior Housing Portfolio mortgage loan is assumed to have a coupon of 4.9900%. See “Newcastle Senior Housing Portfolio” in this Term Sheet.

(3)	Excludes mortgage loans that are interest only for the entire term.

(4)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to the Newcastle Senior Housing Portfolio mortgage loan, the Cut-off Date LTV Ratio was calculated based on the aggregate “leased fee” value for the related mortgaged properties. See “Newcastle Senior Housing Portfolio” in this Term Sheet. With respect to the Shops at Shelby Crossing mortgage loan, the Cut-off Date LTV Ratio was calculated based on the cut-off date principal balance of the mortgage loan, less the related earnout amount of $1,588,000. The Cut-off Date LTV Ratio for the mortgage pool without netting the related earnout amount is 69.0%. See “Shops at Shelby Crossing” in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Cut-off Date LTV Ratio.

(5)
Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to 14 mortgage loans, representing approximately 26.3% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related aggregate “as stabilized” appraised value. With respect to the Newcastle Senior Housing Portfolio mortgage loan, the Maturity Date LTV Ratio was calculated based on the aggregate “leased fee” value for the related mortgaged properties. See “Newcastle Senior Housing Portfolio” in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(6)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. The Weighted Average Underwritten Debt Service Coverage Ratio for the mortgage pool calculated using, in the case of the Newcastle Senior Housing Portfolio mortgage loan, solely the rent payable under the master lease and based on the scheduled increase in interest rate to 4.9900% is 1.47x. See “Newcastle Senior Housing Portfolio” in this Term Sheet and “Annex G—Newcastle Senior Housing Portfolio Loan Combination Amortization Schedule” in the Free Writing Prospectus. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio. With respect to the Newcastle Senior Housing Portfolio mortgage loan, the Underwritten Debt Service Coverage Ratio is calculated using such mortgage loan’s non-standard amortization schedule as set forth in Annex G in the Free Writing Prospectus. With respect to the Newcastle Senior Housing Portfolio mortgage loan, which is subject to a master lease and as to which the borrowers are only entitled to amounts payable under the master lease, the Underwritten Debt Service Coverage Ratio is calculated based on the total revenue generated at the related mortgaged properties (not just rent payments under the master lease) and debt service based on the 12 month period immediately succeeding the coupon rate step up.

(7)
Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan. With respect to the Newcastle Senior Housing Portfolio mortgage loan, which is subject to a master lease and as to which the borrowers are only entitled to amounts payable under the master lease, the Debt Yield on Underwritten NOI and NCF is calculated based on the total revenue generated at the Newcastle Senior Housing Portfolio mortgaged properties (not just rent payments under the master lease). The Debt Yield on Underwritten NOI for the mortgage pool calculated using, in the case of the Newcastle Senior Housing Portfolio mortgage loan, solely the rent payable under the master lease is 10.1%. See “Newcastle Senior Housing Portfolio” in this Term Sheet. Additionally, with respect to the Shops at Shelby Crossing mortgage loan, the Debt Yield on Underwritten NOI was calculated based on the cut-off date principal balance of the mortgage loan, less the related earnout amount of $1,588,000. The Debt Yield on Underwritten NOI for the mortgage pool without netting the related earnout amount is 10.2%. See “Shops at Shelby Crossing” in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman, Sachs & Co. Citigroup Global Markets Inc.
Co-Manager:	Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,181,999,363
Master Servicer:	KeyBank National Association
Special Servicer:	LNR Partners, LLC
Certificate Administrator:	Wells Fargo Bank, National Association
Trustee:	Wells Fargo Bank, National Association
Operating Advisor:	Trimont Real Estate Advisors, Inc.
Pricing:	March 31, 2014
Closing Date:	April 15, 2014
Cut-off Date:
For each mortgage loan, the related due date for such mortgage loan in April 2014 (or, in the case of any mortgage loan that has its first due date in May 2014, the date that would have been its due date in April 2014 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in May 2014
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	April 2047
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A and Class X-B: $1,000,000 minimum); $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$1,181,999,362 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 63 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,181,999,363 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $18,761,895 and are secured by 127 mortgaged properties located throughout 32 states

—	LTV: 68.9% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.49x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 10.2% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-5 / A-AB

■	Loan Structural Features:

—	Amortization: 97.5% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	51.2% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	46.2% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 59.8% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps: 97.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 62 mortgage loans representing 98.2% of the Initial Pool Balance

–	Insurance: 49 mortgage loans representing 61.7% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 61 mortgage loans representing 98.8% of Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 30 mortgage loans representing 95.3% of the allocated Initial Pool Balance of office, retail, industrial and mixed use properties only

—	Predominantly Defeasance: 57.2% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Retail: 25.2% of the mortgaged properties by allocated Initial Pool Balance are retail properties (19.0% are anchored retail properties)

—	Office: 19.6% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Mixed Use: 12.6% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Senior Housing: 12.0% of the mortgaged properties by allocated Initial Pool Balance are senior housing properties

—	Multifamily: 12.0% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Hospitality: 7.4% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Self Storage: 6.2% of the mortgaged properties by allocated Initial Pool Balance are self storage properties

■
Geographic Diversity: The 127 mortgaged properties are located throughout 32 states, with three states having greater than or equal to 10.0% of the allocated Initial Pool Balance: Texas (23.3%), Florida (11.8%) and Ohio (10.6%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

			Aggregate Cut-off	% of Initial Pool
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Date Balance	Balance
Goldman Sachs Mortgage Company	17	48	$434,634,319	36.8%
Citigroup Global Markets Realty Corp.	16	38	376,731,575	31.9
MC-Five Mile Commercial Mortgage Finance LLC	16	27	192,430,494	16.3
Starwood Mortgage Funding I LLC	11	11	107,448,247	9.1
Redwood Commercial Mortgage Corporation	3	3	70,754,727	6.0
Total	63	127	$1,181,999,363	100.0%

Ten Largest Mortgage Loans
		% of			Cut-off Date		UW	Cut-off
		Initial		Property Size	Balance Per	UW	NOI	Date
	Cut-off Date	Pool		SF / Rooms /	SF / Room /	NCF	Debt	LTV
Mortgage Loan Name	Balance	Balance	Property Type	Units	Unit	DSCR	Yield	Ratio
Newcastle Senior Housing Portfolio	$117,488,244	9.9%	Senior Housing	3,002	$120,229	1.55x	10.6%	71.2%
Greene Town Center	90,000,000	7.6	Mixed Use	709,977	$193	1.50x	10.4%	61.8%
Chase Tower	82,412,330	7.0	Office	389,503	$212	1.34x	9.4%	68.7%
Three WestLake Park	80,000,000	6.8	Office	419,671	$191	1.63x	10.7%	66.0%
Walgreens Shopping Center Portfolio #1	48,375,000	4.1	Retail	173,012	$280	1.33x	8.8%	75.0%
Sheraton Suites Houston	40,700,000	3.4	Hospitality	283	$143,816	1.61x	11.6%	67.8%
Greenville Center	37,500,000	3.2	Mixed Use	136,631	$274	1.29x	8.7%	74.1%
Walgreens Shopping Center Portfolio #3	31,035,000	2.6	Retail	256,486	$121	1.40x	9.3%	75.0%
Amsdell Compass Self Storage Portfolio	29,895,734	2.5	Self Storage	448,629	$67	1.39x	9.5%	69.5%
River Oaks	29,500,000	2.5	Multifamily	199	$148,241	1.28x	8.2%	55.5%
Top 10 Total / Wtd. Avg.	$586,906,308	49.7%				1.46x	10.0%	68.3%
Remaining Total / Wtd. Avg.	595,093,055	50.3				1.51x	10.4%	69.5%
Total / Wtd. Avg.	$1,181,999,363	100.0%				1.49x	10.2%	68.9%

Pari Passu Companion Loan Summary

		% of	Pari Passu
	Mortgage	Initial	Companion	Whole Loan
	Loan Cut-off	Pool	Loan Cut-off	Cut-off Date	Controlling Pooling &	Master	Special
Mortgage Loan Name	Date Balance	Balance	Date Balance	Balance	Servicing Agreement	Servicer	Servicer
Newcastle Senior Housing Portfolio	$117,488,244	9.9%	$243,438,628	$360,926,871	CGCMT 2014-GC19	Wells Fargo	Midland
Greene Town Center	$90,000,000	7.6%	$47,250,000	$137,250,000	GSMS 2014-GC20	KeyBank	LNR

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Subordinate Companion Loan or Existing Mezzanine Financing

						Cut-off			Cut-off
					Cut-off Date	Date	Cut-off		Date
	Mortgage Loan	Subordinate B-	Mezzanine	Cut-off Date	Wtd. Avg.	Mortgage	Date	Cut-off Date	Total
	Cut-off Date	Note Cut-off	Debt Cut-off	Total Debt	Total Debt	Loan	Total	Mortgage	Debt
Mortgage Loan Name	Balance	Date Balance	Date Balance	Balance	Interest Rate	LTV	Debt LTV	Loan DSCR	DSCR
Greene Town Center(1)(2)	$90,000,000	NA	$37,400,000	$174,650,000	5.96364%	61.8%	78.7%	1.50x	1.06x
River Oaks	$29,500,000	$1,500,000	NA	$31,000,000	5.04210%	55.5%	58.3%	1.28x	1.18x
West Run Apartments(3)	$24,300,000	NA	$2,000,000	$26,300,000	5.31449%	73.0%	79.0%	1.37x	1.21x

(1)
The related mezzanine loan is currently held by Annaly CRE Holdings LLC, or its affiliate, and is secured by the mezzanine borrower’s interest in the related mortgage borrower.  The borrower under the mezzanine loan has the option to elect that the mezzanine loan is either interest only or amortizing.  As of the origination date of the mezzanine loan, the mezzanine borrower elected interest only.

(2)	Cut-off Date Total Debt Balance includes the related pari passu companion loan with a principal balance as of the Cut-off Date of $47,250,000.
(3)	The related mezzanine loan is initially held by RCMC, an affiliate of the mortgage lender, and is secured by the mezzanine borrower’s interest in the related mortgage borrower.

Previously Securitized Mortgaged Properties(1)

					Cut-off Date
					Balance /	% of
					Allocated	Initial
	Mortgage			Property	Cut-off Date	Pool
Property Name	Loan Seller	City	State	Type	Balance	Balance	Previous Securitization
Sheraton Suites Houston	GSMC	Houston	TX	Hospitality	$40,700,000	3.4%	CGCMT 2004-C1
Greenville Center	CGMRC	Wilmington	DE	Mixed Use	$37,500,000	3.2%	BSCMS 2005-PWR10
Crossroads Shopping Center	GSMC	Fullerton	CA	Retail	$26,000,000	2.2%	MSC 2006-HQ9
Norwalk Self Storage	CGMRC	Norwalk	CT	Self Storage	$24,000,000	2.0%	CGCMT 2004-C1
Burlington Office Center	SMF I	Ann Arbor	MI	Office	$21,250,000	1.8%	GCCFC 2004-GG1
1650 Selwyn	MC-FiveMile	Bronx	NY	Mixed Use	$20,929,681	1.8%	MSC 2005-HQ7
Baldwin Park Village(2)	SMF I	Orlando	FL	Retail	$16,750,000	1.4%	JPMCC 2007-CB20
Dickson City Commons	GSMC	Dickson City	PA	Retail	$13,485,671	1.1%	BACM 2004-2
Cambridge Center West	SMF I	Livonia	MI	Office	$7,242,653	0.6%	JPMCC 2004-PNC1
Staybridge Suites Orlando Airport	SMF I	Orlando	FL	Hospitality	$6,889,246	0.6%	BACM 2008-1
High Point Village Apartments	MC-FiveMile	Austin	TX	Multifamily	$4,995,291	0.4%	CSFB 2004-C3
Normandy Plaza	GSMC	Royal Oak	MI	Retail	$4,545,356	0.4%	MLMT 2005-MCP1
Cordova Court Apartments	SMF I	Bossier City	LA	Multifamily	$4,305,643	0.4%	BACM 2004-3
Mini Storage Depot - Michigan City(3)	CGMRC	Michigan City	IN	Self Storage	$4,060,385	0.3%	MLMT 2008-C1
Grandview Marketplace	CGMRC	Colorado Springs	CO	Retail	$4,000,000	0.3%	COMM 2006-C7
Hillsdale Heights Apartments	MC-FiveMile	Portland	OR	Multifamily	$3,596,396	0.3%	JPMCC 2004-LN2
Lake Estates	SMF I	Warsaw	IN	Manufactured	$3,500,000	0.3%	LBUBS 2005-C7
				Housing
Mini Storage Depot - Brick(3)	CGMRC	South Bend	IN	Self Storage	$2,515,944	0.2%	MLMT 2008-C1

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)
A mortgage loan that was included in the JPMCC 2007-CB20 securitization was secured in part by the Baldwin Park Village mortgaged property and in part by additional collateral that does not secure the Baldwin Park Village mortgage loan.

(3)
A mortgage loan secured by the Mini Storage Depot – Michigan City and Mini Storage Depot – Brick (which is part of the collateral securing the Mini Storage Depot Portfolio mortgage loan) was included in MLMT 2008-C1.  The table above does not include any mortgage loans secured by the other mortgaged property that secures the Mini Storage Depot Portfolio mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types

					Wtd. Avg.	Wtd. Avg.
	Number of			Wtd. Avg.	Cut-off	Debt Yield on
	Mortgaged	Aggregate Cut-off Date	% of Initial Pool	Underwritten	Date LTV	Underwritten
Property Type / Detail	Properties	Balance(1)	Balance	NCF DSCR(2)	Ratio(2)	NOI(2)
Retail	29	$298,175,073	25.2%	1.50x	70.9%	9.9%
Anchored	21	225,038,703	19.0	1.49x	70.7%	9.7%
Shadow Anchored	3	24,777,572	2.1	1.69x	67.3%	11.2%
Power Center/Big Box	1	24,373,442	2.1	1.39x	74.2%	10.2%
Single Tenant Retail	2	13,025,000	1.1	1.46x	72.2%	9.9%
Unanchored	2	10,960,356	0.9	1.58x	74.7%	10.9%
Office	11	$231,250,354	19.6%	1.47x	68.9%	10.2%
General Suburban	5	120,338,023	10.2	1.59x	67.8%	10.9%
CBD	1	82,412,330	7.0	1.34x	68.7%	9.4%
Medical	5	28,500,000	2.4	1.33x	74.3%	9.6%
Mixed Use	3	$148,429,681	12.6%	1.44x	63.8%	9.9%
Retail/Office/Multifamily	1	90,000,000	7.6	1.50x	61.8%	10.4%
Retail/Office	1	37,500,000	3.2	1.29x	74.1%	8.7%
Medical Office/Multifamily	1	20,929,681	1.8	1.46x	54.1%	10.1%
Senior Housing	27	$141,627,627	12.0%	1.51x	71.1%	10.3%
Independent Living	27	141,627,627	12.0	1.51x	71.1%	10.3%
Multifamily	24	$141,381,099	12.0%	1.39x	66.5%	9.6%
Garden	9	61,919,270	5.2	1.39x	67.5%	9.9%
Student Housing	2	34,700,000	2.9	1.39x	71.6%	9.5%
High-Rise	1	29,500,000	2.5	1.28x	55.5%	8.2%
Mid-Rise	12	15,261,829	1.3	1.59x	72.4%	11.1%
Hospitality	7	$87,680,817	7.4%	1.68x	69.1%	12.6%
Full Service	4	70,913,452	6.0	1.67x	69.7%	12.4%
Limited Service	2	12,616,746	1.1	1.70x	65.6%	13.4%
Extended Stay	1	4,150,619	0.4	1.80x	69.8%	14.4%
Self Storage	14	$73,772,644	6.2%	1.44x	69.8%	9.6%
Industrial	7	$38,769,368	3.3%	1.46x	71.4%	10.9%
Warehouse	1	16,482,386	1.4	1.39x	74.9%	9.5%
Warehouse/Distribution	5	13,753,267	1.2	1.49x	73.2%	12.1%
Flex/Warehouse/Office	1	8,533,715	0.7	1.56x	61.8%	11.6%
Manufactured Housing	5	$20,912,701	1.8%	1.54x	67.7%	10.9%
Total / Wtd. Avg.	127	$1,181,999,363	100.0%	1.49x	68.9%	10.2%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

	Number of				% of Total		% of Total
	Mortgaged	Aggregate Cut-off	% of Initial Pool	Aggregate	Appraised	Underwritten	Underwritten
Property Location	Properties	Date Balance(1)	Balance	Appraised Value(2)	Value	NOI(2)	NOI
Texas	14	$275,878,543	23.3%	$472,670,000	22.1%	$34,385,251	22.8%
Florida	16	139,663,492	11.8	200,470,000	9.4	12,965,554	8.6
Ohio	4	125,016,101	10.6	271,690,000	12.7	17,820,057	11.8
California	5	63,600,290	5.4	111,660,000	5.2	7,336,757	4.9
Maryland	6	58,775,000	5.0	78,000,000	3.6	5,446,567	3.6
Michigan	6	44,181,586	3.7	64,600,000	3.0	5,161,057	3.4
Connecticut	4	42,911,390	3.6	100,500,000	4.7	6,935,392	4.6
Georgia	5	41,889,784	3.5	58,720,000	2.7	4,395,970	2.9
Pennsylvania	4	39,502,225	3.3	88,700,000	4.1	6,447,391	4.3
Delaware	1	37,500,000	3.2	50,600,000	2.4	3,278,277	2.2
Tennessee	6	31,326,130	2.7	50,575,000	2.4	3,543,360	2.3
Oklahoma	3	29,000,000	2.5	40,000,000	1.9	3,810,639	2.5
North Carolina	4	28,636,873	2.4	73,200,000	3.4	5,605,284	3.7
West Virginia	1	24,300,000	2.1	33,300,000	1.6	2,258,423	1.5
Oregon	6	21,394,065	1.8	83,330,000	3.9	6,298,304	4.2
New York	1	20,929,681	1.8	38,700,000	1.8	2,113,695	1.4
Missouri	3	20,567,850	1.7	48,000,000	2.2	3,881,195	2.6
South Carolina	6	19,378,267	1.6	26,300,000	1.2	2,184,459	1.4
Wyoming	1	16,954,727	1.4	24,500,000	1.1	1,561,218	1.0
Illinois	12	15,261,829	1.3	21,080,000	1.0	1,691,987	1.1
Indiana	4	12,965,928	1.1	17,670,000	0.8	1,307,639	0.9
Virginia	1	11,700,000	1.0	17,100,000	0.8	956,051	0.6
Wisconsin	2	11,681,668	1.0	29,450,000	1.4	2,470,734	1.6
Louisiana	2	10,130,643	0.9	13,720,000	0.6	914,567	0.6
Colorado	2	7,497,915	0.6	22,840,000	1.1	1,570,530	1.0
Kentucky	1	6,393,867	0.5	8,530,000	0.4	735,492	0.5
Iowa	2	6,347,210	0.5	27,400,000	1.3	1,892,905	1.3
Nevada	1	5,374,280	0.5	23,200,000	1.1	1,540,511	1.0
Washington	1	3,825,000	0.3	7,300,000	0.3	316,853	0.2
Kansas	1	3,752,730	0.3	16,200,000	0.8	1,128,151	0.7
Arizona	1	3,405,255	0.3	14,700,000	0.7	835,846	0.6
Minnesota	1	2,257,036	0.2	4,430,000	0.2	333,754	0.2
Total	127	$1,181,999,363	100.0%	$2,139,135,000	100.0%	$151,123,870	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI values are calculated based on the inclusion of the pari passu companion loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Cut-off Date Balances
			% of
	Number of		Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool
Balances ($)	Loans	Balance	Balance
2,257,036 - 3,000,000	2	$4,954,254	0.4%
3,000,001 - 5,000,000	12	50,166,678	4.2
5,000,001 - 10,000,000	17	120,707,232	10.2
10,000,001 - 15,000,000	6	72,049,626	6.1
15,000,001 - 20,000,000	6	96,632,761	8.2
20,000,001 - 25,000,000	6	138,992,505	11.8
25,000,001 - 30,000,000	6	170,985,734	14.5
30,000,001 - 80,000,000	5	237,610,000	20.1
80,000,001 - 100,000,000	2	172,412,330	14.6
100,000,001 - 117,488,244	1	117,488,244	9.9
Total	63	$1,181,999,363	100.0%

Distribution of Underwritten DSCRs(1)
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Range of UW DSCR (x)	Loans	Balance	Balance
1.25 - 1.30	7	$104,629,599	8.9%
1.31 - 1.40	14	362,340,072	30.7
1.41 - 1.50	15	268,860,829	22.7
1.51 - 1.60	10	183,262,643	15.5
1.61 - 1.70	9	168,680,623	14.3
1.71 - 1.80	2	33,150,619	2.8
1.81 - 1.90	4	50,581,807	4.3
1.91 - 2.20	1	6,493,170	0.5
2.21 - 2.66	1	4,000,000	0.3
Total	63	$1,181,999,363	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Amortization Type	Loans	Balance	Balance
Interest Only, Then
Amortizing(2)	22	$546,565,000	46.2%
Amortizing (30 Years)	32	533,909,527	45.2
Amortizing (25 Years)	6	62,991,120	5.3
Interest Only	2	30,000,000	2.5
Amortizing (22.5 Years)	1	8,533,715	0.7
Total	63	$1,181,999,363	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.
(2) Original partial interest only periods range from 12 to 60 months.

Distribution of Lockboxes
			% of
			Initial
	Number of	Cut-off Date	Pool
Lockbox Type	Mortgage Loans	Balance	Balance
Hard	21	$706,613,268	59.8%
Springing	27	317,657,066	26.9
Soft Springing	4	71,475,000	6.0
Soft	7	50,477,039	4.3
None	4	35,776,990	3.0
Total	63	$1,181,999,363	100.0%

Distribution of Cut-off Date LTV Ratios(1)
			% of
	Number of		Initial
Range of Cut-off	Mortgage		Pool
Date LTV (%)	Loans	Cut-off Date Balance	Balance
50.9 - 55.0	4	$33,679,887	2.8%
55.1 - 60.0	3	39,985,642	3.4
60.1 - 65.0	7	163,468,769	13.8
65.1 - 70.0	13	339,532,223	28.7
70.1 - 75.0	35	601,580,689	50.9
75.1 - 76.6	1	3,752,153	0.3
Total	63	$1,181,999,363	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
			% of
	Number of		Initial
Range of Maturity	Mortgage		Pool
Date LTV (%)	Loans	Cut-off Date Balance	Balance
39.3 - 45.0	3	$15,639,453	1.3%
45.1 - 50.0	5	133,082,020	11.3
50.1 - 55.0	9	143,204,396	12.1
55.1 - 60.0	14	283,652,963	24.0
60.1 - 65.0	25	441,683,701	37.4
65.1 - 70.0	6	116,361,829	9.8
70.1 - 72.4	1	48,375,000	4.1
Total	63	$1,181,999,363	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
			% of
	Number of		Initial
	Mortgage		Pool
Loan Purpose	Loans	Cut-off Date Balance	Balance
Refinance	40	$782,908,956	66.2%
Acquisition	20	346,194,673	29.3
Recapitalization	3	52,895,734	4.5
Total	63	$1,181,999,363	100.0%

Distribution of Mortgage Interest Rates
			% of
Range of	Number of		Initial
Mortgage Interest	Mortgage		Pool
Rates (%)	Loans	Cut-off Date Balance	Balance
4.510 - 4.750	6	$173,154,727	14.6%
4.751 - 5.000	19	568,497,977	48.1
5.001 - 5.250	26	356,015,059	30.1
5.251 - 5.500	8	68,328,459	5.8
5.501 - 5.750	2	8,761,798	0.7
5.751 - 5.860	2	7,241,344	0.6
Total	63	$1,181,999,363	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Debt Yield on Underwritten NOI(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance
8.2 - 9.0	9	$205,604,383	17.4%
9.1 - 10.0	19	344,067,726	29.1
10.1 - 11.0	14	418,019,898	35.4
11.1 - 12.0	10	113,593,876	9.6
12.1 - 13.0	2	18,498,637	1.6
13.1 - 14.0	4	58,373,065	4.9
14.1 - 15.0	4	17,348,607	1.5
15.1 - 15.9	1	6,493,170	0.5
Total	63	$1,181,999,363	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage		Pool
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance
8.1 - 9.0	17	$410,874,117	34.8%
9.1 - 10.0	24	376,607,235	31.9
10.1 - 11.0	11	297,375,585	25.2
11.1 - 12.0	5	57,916,829	4.9
12.1 - 13.0	2	19,534,439	1.7
13.1 - 14.0	3	17,434,122	1.5
14.1 - 14.4	1	2,257,036	0.2
Total	63	$1,181,999,363	100.0%
(1) See footnote (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
			% of
Original Partial	Number of		Initial
Interest Only	Mortgage		Pool
Period (months)	Loans	Cut-off Date Balance	Balance
12 - 24	11	$216,600,000	18.3%
25 - 36	5	$88,965,000	7.5%
37 - 48	1	$24,000,000	2.0%
49 - 60	5	$217,000,000	18.4%

Distribution of Original Terms to Maturity
			% of
Range of Original	Number of		Initial
Term to Maturity	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
60	3	$39,595,544	3.3%
84	4	189,912,330	16.1
120	56	952,491,488	80.6
Total	63	$1,181,999,363	100.0%

Distribution of Remaining Terms to Maturity
Range of			% of
Remaining Terms	Number of		Initial
to Maturity	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
58 - 60	3	$39,595,544	3.3%
61 - 120	60	1,142,403,819	96.7
Total	63	$1,181,999,363	100.0%

Distribution of Original Amortization Terms(1)
			% of
Range of Original	Number of		Initial
Amortization	Mortgage		Pool
Terms (months)	Loans	Cut-off Date Balance	Balance
Interest Only	2	$30,000,000	2.5%
270 - 300	7	71,524,835	6.1
301 - 360	54	1,080,474,527	91.4
Total	63	$1,181,999,363	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of			% of
Remaining	Number of		Initial
Amortization	Mortgage		Pool
Terms (months)	Loans	Cut-off Date Balance	Balance
Interest Only	2	$30,000,000	2.5%
269 - 300	7	71,524,835	6.1
301 - 360	54	1,080,474,527	91.4
Total	63	$1,181,999,363	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
			% of
	Number of		Initial
Prepayment	Mortgage		Pool
Provision	Loans	Cut-off Date Balance	Balance
Defeasance	53	$676,127,961	57.2%
Yield Maintenance	9	488,916,675	41.4
Yield Maintenance
or Defeasance	1	16,954,727	1.4
Total	63	$1,181,999,363	100.0%

Distribution of Escrow Types
	Number		% of
	of		Initial
	Mortgage		Pool
Escrow Type	Loans	Cut-off Date Balance	Balance
Replacement Reserves(1)	61	$1,167,999,363	98.8%
Real Estate Tax	62	$1,161,069,682	98.2%
Insurance	49	$728,964,938	61.7%
TI/LC(2)	30	$683,161,079	95.3%
(1) Includes mortgage loans with FF&E reserves.
(2) Percentage of total retail, mixed use, industrial and office properties only.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Distributions
On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, net of yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.   Class A-1, A-2, A-3, A-4, A-5, A-AB, X-A, X-B, X-C and X-D certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates, pro rata, in each case in accordance with their respective interest entitlements.

2.   Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance for the related Distribution Date set forth in Annex F to the Free Writing Prospectus, all funds allocable to principal attributable to all mortgage loans, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, then (vi) to principal on the Class A-5 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above, and then (vii) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-5 in clause (vi) above.  If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).

3.   Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

4.   Class A-S and Class PEZ certificates:  (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.   Class B and Class PEZ certificates:  (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)
6.   Class C and Class PEZ certificates:  (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.   Class D certificates:  (i) first, to interest on Class D certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

8.   After Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any previously unreimbursed losses to the Class E, Class F, Class G and Class H certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class D, Class E, Class F, Class G and Class H certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class on such Distribution Date. Any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero:  first, to the Class H certificates; second, to the Class G certificates; third, to the Class F certificates; fourth, to the Class E certificates; fifth, to the Class D certificates; sixth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); seventh, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); eighth, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, based on their then current respective certificate principal amounts.  The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class B trust component resulting from allocations of losses realized on the mortgage loans.  The notional amount of the Class X-C certificates will be reduced to reflect reductions in the certificate principal amount of the Class E certificates resulting from allocations of losses realized on the mortgage loans.  The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate principal amounts of the Class F, Class G and Class H certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed as follows: (1) pro rata, between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the YM Group B” and collectively with the YM Group A, the “YM Groups”), of the Class X-B Certificates and the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component) and the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D certificates based upon the aggregate of principal distributed to the classes of certificates or trust components in each YM group on such Distribution Date, and (2) as among the classes of certificates or trust components in each YM Group in the following manner: (A) the holders of each class of certificates or trust components in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (exclusive of the Class X-A, Class X-B, Class X-C, Class X-D, Class E, Class F, Class G, Class H, Class R and Exchangeable Certificates) and trust components on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) any portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable classes of certificates or trust component, will be distributed to the Class X certificates in the related YM Group.  If there is more than one class of certificates (exclusive of the Exchangeable Certificates) or trust component (and thus the applicable class of Exchangeable Certificates) entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates or trust components, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (exclusive of the Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one.  If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related mortgage loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-C, Class X-D, Class E, Class F, Class G, Class H or Class R certificates.  Instead, after the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

See also “Description of the Offered Certificates—Distributions—Prepayment Premiums” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Non-Serviced Loan
The Newcastle Senior Housing Portfolio mortgage loan is referred to in this Term Sheet as the “non-serviced loan”. The non-serviced loan and the related companion loans are being serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loan and the related companion loans will be effected in accordance with, the Controlling Pooling & Servicing Agreement set forth under the “Pari Passu Companion Loan Summary” table above and the related co-lender agreement.  Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loan, but instead such servicing and administration of the non-serviced loan will be governed by the Controlling Pooling & Servicing Agreement. The Controlling Pooling & Servicing Agreement provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization.

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any property protection advances; provided, that in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may make such property protection advance, and the master servicer will be required to reimburse the special servicer for such advance (with interest on that advance) within a specified number of days as set forth in the pooling and servicing agreement. Notwithstanding the foregoing, servicing advances for the non-serviced loan will be made by the parties of, and pursuant to, the Controlling Pooling & Servicing Agreement.

Appraisal Reductions
An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan or whole loan (which is a mortgage loan or whole loan with respect to which certain defaults, modifications or insolvency events have occurred as further described in the Free Writing Prospectus) plus other amounts overdue or advanced in connection with such mortgage loan or whole loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan or whole loan.  As a result of calculating an appraisal reduction for a given mortgage loan or whole loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates and/or trust component then outstanding (i.e., first to the Class H certificates, then to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates).  A mortgage loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction, when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan to be a required appraisal loan.

Appraisal reductions with respect to the River Oaks whole loan will be allocated to the subordinate companion loan until notionally reduced to zero and then to the related mortgage loan.  Appraisal reductions with respect to each other whole loan will be allocated pro rata among the mortgage loan and the related companion loan(s).

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”, instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the certificate principal amounts or notional amounts, as applicable, of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ, Class C and Class D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (including the Class X-C and Class X-D certificates but excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the controlling class.  The controlling class is the most subordinate class of the Class E, Class F, Class G and Class H certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates.  At any time when the Class E certificates is the controlling class, the majority Controlling Class Representative may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement.  See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that entities managed by Ellington Management Group, LLC will purchase approximately 60% of the Class E, Class F, Class G and Class H certificates (and may also purchase a portion of the Class D certificates) and, on the closing date, are expected to appoint Ellington Management Group, LLC or an affiliate to be the initial Controlling Class Representative.  Entities managed by LNR Securities Holdings, LLC are expected to purchase approximately 40% of the Class E, Class F, Class G and Class H certificates on the closing date.

Control/Consultation Rights
The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) until no class of the Class E, Class F, Class G and Class H certificates has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan or whole loan and will also have the right to notice and consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a mortgage loan or whole loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until such time no Class of the Class E, Class F, Class G and Class H certificates has an outstanding certificate principal amount, without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions as to which it previously had approval rights.  After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of the companion loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable companion loan holder(s) constituted a single lender.

Notwithstanding the above, the Controlling Class Representative will have no consent or approval rights with respect to the River Oaks whole loan for so long as the holder of the related Companion Loan is the directing holder for the River Oaks whole loan. Additionally, with respect to the Newcastle Senior Housing Portfolio mortgage loan, the directing holder is the holder of the related pari passu companion loan under the CGCMT 2014-GC19 pooling and servicing agreement.

If at any time that Ellington Management Group, LLC, or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate registrar has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate registrar receives either such notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans
The Newcastle Senior Housing Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $117,488,244 and represents approximately 9.9% of the Initial Pool Balance, and the related pari passu companion loans, one of which will be initially retained by GS Commercial Real Estate LP and is expected to be contributed to a future securitization transaction, have an outstanding principal balance as of the Cut-off Date of $243,438,628.

The Greene Town Center mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $90,000,000 and represents approximately 7.6% of the Initial Pool Balance, and has a related pari passu companion loan, which will be initially retained by Citigroup Global Markets Realty Corp. and is expected to be contributed to a future securitization transaction, with an outstanding principal balance as of the Cut-off Date of $47,250,000.

The River Oaks mortgage loan, which will be included in the issuing entity, has an outstanding principal balance as of the Cut-off Date of $29,500,000 and represents approximately 2.5% of the Initial Pool Balance, and the related subordinate companion loan, which as of the closing date will be initially held by Redwood Commercial Mortgage Corporation, has an outstanding principal balance as of the Cut-off Date of $1,500,000.

In connection with each of these whole loans, a co-lender agreement was executed between the holder of the mortgage loan and the holder of the related companion loan(s) that governs the relative rights and obligations of such holders.  The related co-lender agreement provides, among other things, that (i)(a) the Greene Town Center whole loan will be serviced under the 2014-GC20 pooling and servicing agreement and (b) the Newcastle Senior Housing Portfolio whole loan is serviced under the 2014-GC19 pooling and servicing agreement, (ii) with respect to the Greene Town Center whole loan, the trustee as holder of the mortgage loan (acting through the Controlling Class Representative unless a Control Termination Event exists) is the directing holder with the right to advise and direct the special servicer with respect to material servicing actions and replace the special servicer, and (iii) with respect to the Greene Town Center whole loan, the holder of the related companion loan will have certain consultation rights (but not consent rights) with respect to certain material decisions as to which the Controlling Class Representative has or would have had consent or consultation rights (regardless of the occurrence of a Control Termination Event or a Consultation Termination Event).

With respect to the River Oaks whole loan, until the occurrence of certain trigger events, the holder of the related subordinate companion loan will be the directing holder (the “Whole Loan Directing Holder”) of the River Oaks whole loan. Solely with respect to the River Oaks whole loan, so long as it is the related Whole Loan Directing Holder, the holder of the related subordinate companion loan will have certain consent and consultation rights pursuant to the related co-lender agreement.

For so long as the holder of the related subordinate companion loan is the applicable Whole Loan Directing Holder, it will be entitled to approve or direct material servicing decisions and have the right to replace the special servicer for the River Oaks whole loan. In addition, the holder of the related subordinate companion loan will have the right to cure certain defaults affecting the River Oaks mortgage loan and the right to purchase the River Oaks mortgage loan following a material default.

See “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus for more information regarding the whole loans.

Servicing Standard
In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and, in the case of a whole loan, the related companion loan holder (as a collective whole as if such certificateholders and, if applicable, such companion loan holder, constituted a single lender).  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

—   for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the note rate and (iii) the yield on the most recently issued 10-year US treasuries; and

—   for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event, the special servicer may be replaced by the controlling class representative (a) for cause at any time and (b) without cause if either (i) LNR Partners, LLC or its affiliate is no longer the special servicer or (ii) LNR Securities Holdings, LLC or its affiliate owns less than 15% of the then controlling class of certificates. With respect to the pool of mortgage loans and the whole loans, after the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) may request a vote to replace the special servicer (other than with respect to the River Oaks whole loan for as long as the holder of the related Companion Loan is the applicable Whole Loan Directing Holder, unless such Whole Loan Directing Holder or its respective designee consents).  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class R certificates) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose), or (b) more than 50% of the voting rights of each class of certificates (other than the Class R and Class X certificates) (but only such classes of certificates that, in each case, have an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class, minus all payments of principal made on such class of certificates) (and considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) vote affirmatively to so replace.

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer (but in the case of the River Oaks whole loan, for as long as the holder of the related companion loan is the applicable Whole Loan Directing Holder, subject to the consent of such Whole Loan Directing Holder or its respective designee) resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of certificates (other than Class R and Class X certificates) (but only such classes of certificates that have, in each such case, an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class of certificates, minus all payments of principal made on such class of certificates) (and considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose, vote affirmatively to so replace).

In the case of the River Oaks whole loan, for so long as it is the applicable Whole Loan Directing Holder, the holder of the related companion loan or its designee may, with or without cause, terminate the special servicer for the River Oaks whole loan.

Servicing Fees
Modification Fees: All fees resulting from modifications, amendments, waivers or any other changes to the terms of the mortgage loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related mortgage loan (i.e. reimburse the trust for certain expenses including advances and interest on advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. All excess modification fees earned by the special servicer will be required to offset future workout fees or liquidation fees payable with respect to the related mortgage loan or REO property; provided that if the mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.  Within any prior 12-month period, all excess modification fees earned by the master servicer or the special servicer (after taking into account any offset described above applied during such 12-month period) with respect to any mortgage loan will be subject to a cap of 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction, subject to a minimum fee of $25,000.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Fees (continued)
Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while specially serviced loan).  To the extent any amounts reimbursed out of penalty charges are subsequently recovered on the related mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at a rate equal to 1.0% for each mortgage loan (other than a non-serviced loan), each specially serviced mortgage loan and REO property, subject to a minimum liquidation fee of $25,000.  For any corrected mortgage loan, workout fees will be calculated at a rate equal to 1.0% for any corrected mortgage loan or such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related mortgage loan within 90 days of the maturity default. In addition, the application of penalty charges allocable to a companion loan will be subject to the terms of the related co-lender agreement.

Operating Advisor
Prior to the occurrence and continuance of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights.  After the occurrence of and during the continuation of a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and will have additional monitoring and reporting responsibilities with respect to certain actions of the special servicer.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of a companion loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, companion loan holder(s) constituted a single lender except that such consultation is not permitted in connection with the River Oaks whole loan for so long as the holder of the related companion loan is the Whole Loan Directing Holder for the River Oaks whole loan.

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement. In addition, if none of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class PEZ or Class D certificates are outstanding, then at the option of the Controlling Class Representative, all of the rights and obligations of the operating advisor under the pooling and servicing agreement (other than any rights or obligations that accrued prior to such termination, including the right to accrued and unpaid compensation and indemnification rights that arose out of events that occurred prior to such termination) will terminate without the payment of any termination fee, provided, however, that the operating advisor will continue to receive the operating advisor fee until the termination of the trust fund.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:

—   all special notices delivered

—   summaries of final asset status reports

—   all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates

—   an “Investor Q&A Forum” and

—   a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 5 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property.  For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower.  The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.  With respect to the Greene Town Center mortgage loan, the loan documents require the tenants to direct all tenants paying rent by mail to deliver rents to a third-party rent remittance processing service which is required to deposit the checks directly into the lockbox account controlled by the lender.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reductions allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units, beds or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, rooms, units, beds or pads in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or assumptions regarding the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by Moody’s, Fitch and KBRA that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates and with respect to a matter regarding a whole loan, any companion loan securities. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: Means, with respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: Means that the related borrower is required to deposit or cause the property manager to deposit all rents collected into a lockbox account. Hospitality, multifamily and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: Means that the related borrower is required to deposit, or cause the property manager to deposit, all rents collected into a lockbox account until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox converts to a Hard Lockbox.

■
“Springing Lockbox”: Means a lockbox that is not currently in place, but the related loan documents require the imposition of a lockbox upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2007.

■	“TTM”: Means trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.  With respect to the Newcastle Senior Housing Portfolio mortgage loan, which is subject to a master lease and as to which the borrowers are only entitled to amounts payable under the master lease, the Underwritten Net Cash Flow is calculated based on the total revenue generated at the Newcastle Senior Housing Portfolio mortgaged properties. See “Newcastle Senior Housing Portfolio” in this Term Sheet. The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments, which, if ultimately proved erroneous, could cause the actual operating income for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or whole loan, if applicable) adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.  With respect to the Newcastle Senior Housing Portfolio mortgage loan, which is subject to a master lease and as to which the borrowers are only entitled to amounts payable under the master lease, the Underwritten Net Operating Income is calculated based on the total revenue generated at the Newcastle Senior Housing Portfolio mortgaged properties. See “Newcastle Senior Housing Portfolio” in this Term Sheet.

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and in certain cases contractual rent increases generally within 13 months past the Cut-off Date in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees.  Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self-storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month periods or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy.  In some cases the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. With respect to the Newcastle Senior Housing Portfolio mortgage loan, which is subject to a master lease and as to which the borrowers are only entitled to amounts payable under the master lease, Underwritten Revenues are based on the total revenue generated at the Newcastle Senior Housing Portfolio mortgaged properties. See “Newcastle Senior Housing Portfolio” in this Term Sheet. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

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NEWCASTLE SENIOR HOUSING PORTFOLIO

	Property Name	Address	City	State	Zip Code
1	Orchid Terrace	4474 Butler Hill Road	St. Louis	Missouri	63128
2	Village Gate of Farmington	88 Scott Swamp Road	Farmington	Connecticut	06032
3	Lodge At Cold Spring	50 Cold Spring Road	Rocky Hill	Connecticut	06067
4	The Manor At Oakridge	4500 Oakhurst Boulevard	Susquehanna Township	Pennsylvania	17110
5	Durham Regent	3007 Pickett Road	Durham	North Carolina	27705
6	Dogwood Estates	2820 Wind River Lane	Denton	Texas	76210
7	Sheldon Oaks	2525 Cal Young Road	Eugene	Oregon	97401
8	Jordan Oaks	10820 Penny Road	Cary	North Carolina	27518
9	Sky Peaks	1520 Sky Valley Drive	Reno	Nevada	89523
10	The Westmont	1675 Scott Boulevard	Santa Clara	California	95050
11	Pinewood Hills	3901 Kirkpatrick Lane	Flower Mound	Texas	75028
12	Hidden Lakes	400 Madrona Avenue Southeast	Salem	Oregon	97302
13	Walnut Woods	35 North Walnut Street	Boyertown	Pennsylvania	19512
14	Oakwood Hills	4316 Oakwood Hills Parkway	Eau Claire	Wisconsin	54701
15	Madison Estates	8645 Fredericksburg Road	San Antonio	Texas	78240
16	Thornton Place	2901 Southwest Armstrong Avenue	Topeka	Kansas	66614
17	Whiterock Court	9215 White Rock Trail	Dallas	Texas	75238
18	The Bentley	3362 Forest Lane	Dallas	Texas	75234
19	Pueblo Regent	100 San Carlos Road	Pueblo	Colorado	81005
20	Vista De La Montana	18510 North Parkview Place	Surprise	Arizona	85374
21	Rock Creek	19295 Northwest Cornell Road	Hillsboro	Oregon	97124
22	Illahee Hills	8308 Colby Parkway	Urbandale	Iowa	50322
23	Palmer Hills	2617 Maplecrest Road	Bettendorf	Iowa	52722
24	Uffelman Estates	215 Uffelman Drive	Clarksville	Tennessee	37043
25	The Regent	440 Northwest Elks Drive	Corvallis	Oregon	97330
26	The Fountains At Hidden Lakes	250-352 Woodbridge Court Southeast	Salem	Oregon	97302

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	26	Loan Seller	GSMC
Location (City/State)	Various	Cut-off Date Principal Balance(4)	$117,488,244
Property Type	Senior Housing	Cut-off Date Principal Balance per Unit(5)	$120,228.80
Size (Units)	3,002	Percentage of Initial Pool Balance	9.9%
Total Occupancy as of 10/31/2013	90.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/31/2013	90.4%	Type of Security	Fee Simple/Leasehold
Year Built / Latest Renovation	Various / NAP	Mortgage Rate(2)	4.9900%
Appraised Value(1)	$507,180,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Underwritten Revenues	$82,824,109
Underwritten Expenses	$44,693,250	Escrows
Underwritten Net Operating Income (NOI)	$38,130,859	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$37,152,207	Taxes	$0	$346,784
Cut-off Date LTV Ratio(1)	71.2%	Insurance	$189,009	$36,856
LTV Ratio at Maturity(1)	56.8%	Replacement Reserves(6)	$0	$81,564
DSCR Based on Underwritten NOI / NCF(2)(3)	1.59x / 1.55x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	10.6% / 10.3%	Other(7)	$652,265	$0

	Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$362,499,000	70.6%	Purchase Price	$505,656,938	98.5%
Principal’s New Cash Contribution	150,750,203	29.4	Closing Costs	6,750,991	1.3
			Reserves	841,274	0.2
Total Sources	$513,249,203	100.0%	Total Uses	$513,249,203	100.0%

(1)
Appraised Value represents the aggregate “leased fee” appraised values for the Newcastle Senior Housing Portfolio Properties and the Cut-off Date LTV Ratio and LTV Ratio at Maturity are calculated based on this value. The Cut-off Date LTV Ratio and LTV Ratio at Maturity calculated based on aggregate “fee simple” appraised value of $551,370,000 are 65.5% and 52.2%, respectively. See “—Appraisal” below.

(2)
The coupon for the Newcastle Senior Housing Portfolio Loan is 4.0000% from the origination date through January 5, 2019.  From and after January 6, 2019, the Newcastle Senior Housing Portfolio Loan coupon will be 4.9900%. The DSCR Based on Underwritten NOI / NCF is calculated based on the 4.9900% coupon rate. The DSCR Based on Underwritten NOI / NCF calculated based on the initial coupon rate of 4.0000% are 1.84x and 1.79x, respectively. See “Annex G—Newcastle Senior Housing Portfolio Amortization Schedule” in the Free Writing Prospectus.

(3)
The DSCR Based on Underwritten NOI / NCF and Debt Yield Based on Underwritten NOI / NCF are calculated based on the total revenue generated at the Newcastle Senior Housing Portfolio Properties. The DSCR (calculated based on the 4.9900% coupon) and Debt Yield based solely on the rent payable under the master lease are 1.37x and 9.1%, respectively. The borrowers are only entitled to amounts payable under the master lease. See “—Master Lease” below.

(4)
The Cut-off Date Balance of $117,488,244 represents the note A-2 of a $362,499,000 whole loan evidenced by multiple pari passu notes. Note A-1, with a Cut-off Date Balance of $101,059,803, was contributed to CGCMT 2014-GC19 and one or more companion loans with an aggregate principal balance of $142,378,825 as of the Cut-off Date are held outside the Issuing Entity and are expected to be contributed to future securitizations.

(5)	Calculated based on the entire Newcastle Senior Housing Portfolio Whole Loan.
(6)	Replacement reserves of $27.17 per unit, collected monthly. See “—Escrows” below.
(7)	Other reserve represents a deferred maintenance reserve. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Newcastle Senior Housing Portfolio Loan”) is part of a whole loan structure (the “Newcastle Senior Housing Portfolio Whole Loan”) comprised of multiple pari passu notes that are together secured by first mortgages encumbering 26 independent living facilities with multiple residents located in 14 states (collectively, the “Newcastle Senior Housing Portfolio Properties”).  The Newcastle Senior Housing Portfolio Loan (evidenced by Note A-2), which will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $117,488,244 and represents approximately 9.9% of the Initial Pool Balance. The related companion loans (the “Newcastle Senior Housing Portfolio Companion Loans”) (evidenced by multiple pari passu notes), are held outside the Issuing Entity.  One related companion loan (evidenced by Note A-1) was contributed to the CGCMT 2014-GC19 transaction and has an outstanding principal balance as of the Cut-off Date of $101,059,803.  The remaining Newcastle Senior Housing Portfolio Companion Loans will be initially retained by GS Commercial Real Estate LP and are expected to be contributed to one or more future securitization transactions, have an aggregate outstanding principal balance as of the Cut-off Date of $142,378,825.  The Newcastle Senior Housing Portfolio Whole Loan was originated by GS Commercial Real Estate LP on December 23, 2013 and the Newcastle Senior Housing Portfolio Loan will be acquired by Goldman Sachs Mortgage Company on or prior to the securitization Closing Date.  The Newcastle Senior Housing Portfolio Whole Loan has an original principal balance of $362,499,000 and each note has an initial interest rate of 4.0000% per annum that increases to 4.9900% per annum beginning January 6, 2019.  The borrowers utilized the proceeds of the Newcastle Senior Housing Portfolio Whole Loan to acquire the Newcastle Senior Housing Portfolio Properties from subsidiaries of Harvest Facility Holdings LP, (d/b/a Holiday Retirement Corp.) (“Holiday”), via a sale-leaseback transaction. NCT Master Tenant II LLC, an affiliate of Holiday, has entered into a triple net master lease, described under “—Master Lease” below, to lease the Newcastle Senior Housing Portfolio Properties from the borrowers.  The Newcastle Senior Housing Portfolio Whole Loan will be

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

serviced under the CGCMT 2014-GC19 pooling and servicing agreement.  See “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Newcastle Senior Housing Portfolio Loan and the Newcastle Senior Housing Portfolio Companion Loans.

The Newcastle Senior Housing Portfolio Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Newcastle Senior Housing Portfolio Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule (see “Annex G—Newcastle Senior Housing Portfolio Amortization Schedule” in the Free Writing Prospectus).  The scheduled maturity date is the due date in January 2024. The Newcastle Senior Housing Portfolio Whole Loan may be voluntarily prepaid in whole or in part on any date after June 23, 2014, with the payment of a yield maintenance premium of no less than 1% of the amount prepaid.  On or after the due date occurring in October 2023, the borrowers will be permitted to prepay Newcastle Senior Housing Portfolio Whole Loan without payment of any yield maintenance premium.

The mortgage loan documents restrict the lender from transferring the mortgage loan to HCP, Inc., Senior Housing Properties Trust, Ventas, Inc. and Health Care REIT, Inc. and their affiliates. This may have an adverse effect on the special servicer’s ability to liquidate the mortgage loan if an event of default occurs.

■
Master Lease. The borrowers have entered into a triple net master lease (the “Newcastle Senior Housing Portfolio Master Lease”) with NCT Master Tenant II LLC (an affiliate of Holiday), that covers each of the Newcastle Senior Housing Portfolio Properties.  The master tenant has fully subordinated the Newcastle Senior Housing Portfolio Master Lease to the Newcastle Senior Housing Portfolio Whole Loan pursuant to a subordination, non-disturbance and attornment agreement. The initial aggregate annual rent under the Newcastle Senior Housing Portfolio Master Lease is $32,867,701.  The annual base rent will increase on January 1 of each year as follows: (i) for 2015 through 2017, by 4.5% of the annual base rent for the prior year and (ii) for 2018 through the final year of the Newcastle Senior Housing Portfolio Master Lease, by the product of (a) the annual base rent for the prior year and (b) the lesser of (1) 3.75% and (2) the greater of 3.50% and the percentage increase in the Consumer Price Index (calculated using the average Consumer Price Index for the 6 months prior to the date of determination over the average Consumer Price Index for the 6 months prior to January 1, 2018) during the period commencing on January 1, 2018 and ending on December 30 of the calendar year immediately preceding the date of such base rent increase.  The Newcastle Senior Housing Portfolio Master Lease has a 17-year term. Upon expiration of the Newcastle Senior Housing Portfolio Master Lease, the master tenant will not have a purchase option.

Year	Master Lease Base Rent(1)
2014	$32,867,701

2015	$34,346,748

2016	$35,892,351

2017	$37,507,507

2018 and Thereafter
The base rent for the previous year, plus the product of (i) base rent for the previous year, multiplied by (ii) the lesser of (x) 3.75% and (y) the greater of (1) 3.50% and (2) the CPI increase (6 month trailing CPI over average CPI published for the 6 months ending January 1, 2018).

(1)	As may be reduced pursuant to releases and described under “–Release of Collateral” below.

The master tenant has deposited $21,911,801 with the borrowers as a security deposit for the performance of the master tenant of the provisions of the Newcastle Senior Housing Portfolio Master Lease.  This amount has not been pledged to the lender to secure the Newcastle Senior Housing Portfolio Whole Loan. During the continuation of an event of default under the Newcastle Senior Housing Portfolio Master Lease, the borrowers may use the security deposit to satisfy any outstanding obligation of the master tenant under the Newcastle Senior Housing Portfolio Master Lease.  The master tenant is required to replenish the security deposit by paying to the borrowers an amount equal to any portion of the security deposit expended or applied by the borrowers. The security deposit was not pledged by the borrowers as collateral for the Newcastle Senior Housing Portfolio Whole Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

In addition, if the lease coverage ratio (i.e., the ratio of (x) net operating income (as defined in the Newcastle Senior Portfolio Master Lease) for the Newcastle Senior Housing Portfolio Properties in the aggregate to (y) the base rent under the Newcastle Senior Portfolio Master Lease) for the trailing twelve-month period falls below (i) 1.00x, from and after the quarter ending December 31, 2014 through the quarter ending December 31, 2018, (ii) 1.05x, from and after the quarter ending March 31, 2019 through the quarter ending December 31, 2023, (iii) 1.10x, from and after the quarter ending March 31, 2024 through the quarter ending December 31, 2028, or (iv) 1.15x, from and after the quarter ending March 31, 2029 through each following quarter, then the master tenant will be required to deposit with the borrowers an amount (“Ratio Shortfall Deposits”) sufficient to achieve the applicable lease coverage ratio, which amount will be placed in escrow as described under “—Escrows” below.  The Ratio Shortfall Deposits may be released back to the master tenant upon delivery of an officer’s certificate which reflects compliance with the lease coverage ratio requirements described above for two consecutive quarters.

The guarantor of the master tenant’s obligations under the Newcastle Senior Housing Portfolio Master Lease is Holiday AL Holdings LP.  The guarantor’s failure to comply with certain obligations under the guaranty beyond any applicable cure periods or meet certain minimum financial requirements, among other things, will constitute an event of default under the Newcastle Senior Housing Portfolio Master Lease.

Upon an event of default under the Newcastle Senior Housing Portfolio Master Lease, the borrowers will have the right to terminate the Newcastle Senior Housing Portfolio Master Lease, subject to the master tenant’s 10-day cure period after notice of such termination.  However, if the event of default only relates to one or more single Newcastle Senior Housing Portfolio Properties, then the borrowers may only terminate the Newcastle Senior Housing Portfolio Master Lease with respect to the affected Newcastle Senior Housing Portfolio Properties; provided that, if the Newcastle Senior Housing Portfolio Master Lease has already been terminated with respect to at least two Newcastle Senior Housing Portfolio Properties, then the borrowers may terminate the entire Newcastle Senior Housing Portfolio Master Lease.  If the Newcastle Senior Housing Portfolio Master Lease is terminated with respect to any single Newcastle Senior Housing Portfolio Property, then the borrowers will be required to re-lease that Newcastle Senior Housing Portfolio Property within 90 days, among other conditions, (i) to a tenant that is an affiliate of the Newcastle Senior Housing Portfolio Master Lease guarantor or any acceptable replacement guarantor that satisfies the requirements in the loan documents, or satisfies the financial covenants set forth in the guaranty of the Master Lease, or any other person approved by the lender, in each case, subject to a Rating Agency Confirmation, (ii) pursuant to a lease that is either in substantially the same form and substance as the Newcastle Senior Housing Portfolio Master Lease or on a commercially reasonable form (provided any differences do not result in a material adverse effect on the financial condition of the borrowers, the ability of the borrowers to perform their material obligations under the loan documents or the rights and remedies of the lender under the loan documents and are limited to modifications that are permitted in accordance with the loan documents) and (iii) the replacement lease is guaranteed by a guarantor that meets certain financial requirements specified in the Newcastle Senior Housing Portfolio Master Lease for which Rating Agency Confirmation has been obtained (clauses (i), (ii) and (iii), together with certain other conditions contained in the loan documents, collectively, the “Re-Lease Requirements”), subject to rent at least equal to the rent allocated to such Newcastle Senior Housing Portfolio Property under the Newcastle Senior Housing Portfolio Master Lease as of the origination date (subject to annual escalations as if the rent had been increased annually at the lower of the increase for CPI and 2% per annum).  In addition, the borrowers have the right to cure any event of default under the Newcastle Senior Housing Portfolio Master Lease.

An event of default under the Newcastle Senior Housing Portfolio Master Lease will constitute an event of default under the Newcastle Senior Housing Whole Loan, unless, within 90 days, (i) such event of default is cured, (ii) if such event of default relates to one or more (but not all) of the Newcastle Senior Housing Portfolio Properties, then the borrowers re-lease the related Newcastle Senior Housing Property or Properties in accordance with the Re-Lease Requirements, subject to rent at least equal to the rent allocated to such Newcastle Senior Housing Portfolio Property or Properties under the Newcastle Senior Housing Portfolio Master Lease as of the origination date (subject to annual escalations as if the rent had been increased annually at the lower of the increase for CPI and 2% per annum) or (iii) in the case of any other event of default, then the borrowers re-lease all of the Newcastle Senior Housing Portfolio Properties in accordance with the Re-Lease Requirements.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

In addition to the re-leasing of a Newcastle Senior Housing Portfolio Property after an event of default under the Newcastle Senior Housing Master Lease, the borrowers may release one or more Newcastle Senior Housing Portfolio Properties from the Newcastle Senior Housing Portfolio Master Lease absent an event of default under the Newcastle Senior Housing Portfolio Loan if such Newcastle Senior Housing Portfolio Property or Properties are re-leased in accordance with the Re-Lease Requirements, subject to rent at least equal to the rent allocated to such Newcastle Senior Housing Portfolio Property or Properties under the Newcastle Senior Housing Portfolio Master Lease as of the origination date subject to annual escalations as if the rent had been increased annually at the lower of the increase for CPI and 2% per annum.

A Newcastle Senior Housing Portfolio Property may only be released from the Newcastle Senior Housing Portfolio Master Lease in connection with a casualty or condemnation, a release as described under “—Release of Collateral” below, or in connection with a re-leasing as set forth above.

Each Newcastle Senior Housing Portfolio Property is further subleased from the master tenant to a subtenant pursuant to a sublease, each dated December 23, 2013.  Each subtenant is a subsidiary of the Master Tenant.

■
The Mortgaged Properties.  The Newcastle Senior Housing Portfolio Properties consist of 26 independent living facilities across 14 states totaling 3,002 units, which were constructed between 1983 and 2006. The Newcastle Senior Housing Portfolio Properties are age-restricted rental properties that provide residents, as part of their monthly fee, with access to meals and other services such as housekeeping, linen service, transportation and social/recreational activities. All of the Newcastle Senior Housing Portfolio Properties are 100% private pay and do not have healthcare licenses.

The following table presents certain information relating to the Newcastle Senior Housing Portfolio Properties:

Property Name	City	State	Allocated Cut- off Date Loan Amount	% Allocated Cut-off Date Loan Amount	Total Units	Occupancy(1)	Initial Master Lease Base Rent	Underwritten NCF(2)	Underwritten NCF $ per Unit(2)
Orchid Terrace	St. Louis	MO	$6,717,850	5.7%	117	94.0%	$1,884,468	$2,235,289	$19,105
Village Gate of Farmington	Farmington	CT	6,671,520	5.7	164	88.4%	1,870,034	2,198,214	13,404
Lodge At Cold Spring	Rocky Hill	CT	6,439,870	5.5	112	86.6%	1,807,426	1,847,158	16,492
The Manor At Oakridge	Susquehanna Township	PA	6,185,055	5.3	115	90.4%	1,737,497	1,495,475	13,004
Durham Regent	Durham	NC	6,115,560	5.2	123	95.1%	1,717,292	1,916,569	15,582
Dogwood Estates	Denton	TX	5,976,570	5.1	118	89.0%	1,673,850	1,719,255	14,570
Sheldon Oaks	Eugene	OR	5,582,765	4.8	111	92.8%	1,565,785	1,687,999	15,207
Jordan Oaks	Cary	NC	5,559,600	4.7	117	95.7%	1,562,892	1,802,377	15,405
Sky Peaks	Reno	NV	5,374,280	4.6	121	86.0%	1,506,079	1,501,065	12,405
The Westmont	Santa Clara	CA	5,235,290	4.5	137	94.9%	1,466,014	1,855,126	13,541
Pinewood Hills	Flower Mound	TX	5,073,135	4.3	117	92.3%	1,424,063	1,696,350	14,499
Hidden Lakes	Salem	OR	4,748,825	4.0	135	92.6%	1,279,858	1,521,449	11,270
Walnut Woods	Boyertown	PA	4,447,680	3.8	113	93.8%	1,246,509	1,482,103	13,116
Oakwood Hills	Eau Claire	WI	4,389,767	3.7	116	87.9%	1,231,550	1,609,028	13,871
Madison Estates	San Antonio	TX	4,285,525	3.6	160	86.9%	1,201,417	1,462,259	9,139
Thornton Place	Topeka	KS	3,752,730	3.2	121	87.6%	1,050,226	1,088,705	8,998
Whiterock Court	Dallas	TX	3,706,400	3.2	117	98.3%	1,037,021	1,506,637	12,877
The Bentley	Dallas	TX	3,683,235	3.1	118	91.5%	1,034,571	1,584,885	13,431
Pueblo Regent	Pueblo	CO	3,497,915	3.0	99	89.9%	978,927	972,836	9,827
Vista De La Montana	Surprise	AZ	3,405,255	2.9	115	83.5%	958,132	798,356	6,942
Rock Creek	Hillsboro	OR	3,358,925	2.9	110	95.5%	941,741	1,095,451	9,959
Illahee Hills	Urbandale	IA	3,219,935	2.7	109	84.4%	902,842	934,316	8,572
Palmer Hills	Bettendorf	IA	3,127,275	2.7	106	78.3%	875,401	888,499	8,382
Uffelman Estates	Clarksville	TN	2,826,130	2.4	109	85.3%	762,868	776,221	7,121
The Regent	Corvallis	OR	2,270,170	1.9	84	98.8%	635,677	882,131	10,502
The Fountains At Hidden Lakes	Salem	OR	1,836,984	1.6	38	100.0%	515,561	594,452	15,643
Total Portfolio			$117,488,244	100.0%	3,002	90.4%	$32,867,701	$37,152,207	$12,376

(1)	Occupancy as of October 31, 2013.
(2)
Underwritten NCF represents amounts payable by residents to the master tenant. These amounts will not be paid to the borrowers while the master lease is in place as the borrowers are only entitled to amounts payable as rent under the Newcastle Senior Housing Portfolio Master Lease as indicated in the Initial Master Lease Base Rent column.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

The following table presents certain information relating to the units and rent at the Newcastle Senior Housing Portfolio Properties:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit(2)	Underwritten Monthly Rent(3)	Underwritten Annual Rent(3)
Studio	990	427	$2,127	$1,966	$1,761,474	$21,137,687
1 Bedroom	1,522	586	2,685	2,600	3,598,958	43,187,502
Cottage 1 Bedroom	13	680	2,625	2,503	32,545	390,540
Garden Suite 1 Bedroom	6	724	2,657	2,655	13,274	159,288
2 Bedroom	394	943	3,522	3,543	1,208,178	14,498,131
Cottage 2 Bedroom	49	1,073	2,699	2,684	131,509	1,578,102
Garden Suite 2 Bedroom	12	1,050	2,986	3,067	33,735	404,820
3 Bedroom	1	1,009	3,500	2,995	2,995	35,940
Cottage 3 Bedroom	15	1,379	2,775	2,662	39,925	479,100
Total / Wtd. Avg.	3,002	595	$2,608	$2,513	$6,822,592	$81,871,109

(1)	Calculated using data provided in the appraisals. Averages are calculated off of number of occupied units.
(2)	As provided by the borrowers.
(3)
Underwritten monthly rent and underwritten annual rent represents amounts payable by residents to the master tenant. These amounts will not be paid to the borrowers while the master lease is in place as the borrowers are only entitled to amounts payable as rent under the Newcastle Senior Housing Portfolio Master Lease.

The following table presents certain information relating to historical leasing at the Newcastle Senior Housing Portfolio Properties:

Historical Leased %
	2011(1)(2)	2012(1)	As of 10/31/2013
Total Unit Count	2,871	2,955	3,002
Physical Occupancy	82.1%	85.7%	90.4%

(1)	Total weighted average occupancy for each respective year and represents occupancy by residents. The Newcastle Senior Housing Portfolio Properties are 100% leased to the master tenant.
(2)	2011 figures exclude The Regent Property (acquired in 2012).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Newcastle Senior Housing Portfolio Properties:

Cash Flow Analysis(1)
				T3 Annualized		Underwritten
	2011(2)	2012	TTM 10/31/2013	10/31/2013	Underwritten(3)	$ per Unit
Resident Fees	$69,577,760	$76,230,639	$79,261,803	$81,293,649	$90,624,288	$30,188
Vacancy Loss	0	0	0	0	(8,753,178)	(2,916)
Concessions	(5,938,629)	(3,538,802)	(1,433,523)	(1,180,865)	(1,180,865)	(393)
Less Bad Debt-Fees	(305,452)	(458,107)	(297,168)	(84,505)	(416,202)	(139)
Less Bad Debt-VA	(443,867)	(284,171)	(184,531)	65,387	0	0
Net Resident Fee Income	$62,889,812	$71,949,560	$77,346,581	$80,093,667	$80,274,043	$26,740
Other Income	394,317	393,883	439,029	488,084	488,084	163
Community Fees	2,751,939	2,485,940	1,982,450	2,061,982	2,061,982	687
Effective Gross Revenue	$66,036,068	$74,829,383	$79,768,061	$82,643,733	$82,824,109	$27,590

Real Estate Taxes	$4,233,939	$4,571,936	$4,651,963	$3,765,233	$4,717,850	$1,572
Insurance	462,577	724,256	799,527	826,112	647,285	216
Utilities	4,682,667	4,660,053	4,862,615	5,057,697	5,032,807	1,676
Housekeeping	1,956,518	2,054,560	2,062,837	2,134,790	2,135,036	711
Resident Relations	1,284,052	1,375,339	1,370,878	1,429,161	1,418,858	473
Repairs & Maintenance	3,153,388	3,157,982	3,263,246	3,704,643	3,377,459	1,125
Food Services	9,373,632	10,190,113	10,433,232	10,768,067	10,798,395	3,597
Employee Benefits	4,196,351	4,540,671	4,564,524	4,342,513	4,724,282	1,574
Administrative Expenses	4,957,788	5,093,240	5,041,807	5,417,335	5,218,270	1,738
Marketing	2,109,751	2,236,251	2,397,877	2,937,080	2,481,802	827
Management Fee	3,301,803	3,741,469	3,988,403	4,132,187	4,141,205	1,379
Total Operating Expenses	$39,712,466	$42,345,869	$43,436,908	$44,514,817	$44,693,250	$14,888

Net Operating Income	$26,323,602	$32,483,514	$36,331,153	$38,128,915	$38,130,859	$12,702
Replacement Reserves	935,946	963,330	972,214	978,652	978,652	326
Net Cash Flow	$25,387,656	$31,520,184	$35,358,940	$37,150,263	$37,152,207	$12,376

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	2011 financials excludes The Regent Property (acquired in 2012).
(3)
Underwritten cash flow based on actual rental revenue net of loss to lease for occupied units from the October 31, 2013 rent rolls plus vacant units at the average in-place rent net of loss to lease for each unit type at each Newcastle Senior Housing Portfolio Property (9.6% of the Newcastle Senior Housing Portfolio as of the October 31, 2013 rent roll). The underwritten cash flow represents amounts payable by residents to the master tenant. These amounts will not be paid to the borrowers while the Master Lease is in place as the borrowers are only entitled to amounts payable as rent under the Newcastle Senior Housing Portfolio Master Lease. The net cash flow based solely on the rent payable under the Master Lease is $32,867,701 and the DSCR calculated based on this value and the 4.9900% coupon is 1.37x.

■
Ground Leases.  The Westmont property was ground leased to Harvest Westmont Retirement Residence LLC (which is not a borrower under the Newcastle Senior Housing Portfolio Whole Loan) by Masonic Hall Corporation of Santa Clara and the interest of the ground lessee thereunder was subsequently assigned to NIC 13 The Westmont Owner LLC.  At the origination of the Newcastle Senior Housing Portfolio Whole Loan, Masonic Hall Corporation of Santa Clara entered into an agreement providing the lender with customary leasehold mortgage protections with respect to the ground lease.  The ground lease expires December 31, 2086.  The annual rent under the ground lease is $5,000.

The Lodge at Cold Spring property was ground leased to Rocky Hill Retirement Residence LLC (which is not a borrower under the Newcastle Senior Housing Portfolio Whole Loan) by Rocky Hill Holdings LLC, each of which are affiliates of Holiday, and the interest of the ground lessee thereunder was subsequently assigned to NIC 13 Lodge at Cold Spring Owner LLC.  At the origination of the Newcastle Senior Housing Portfolio Whole Loan, Rocky Hills Holdings LLC entered into an agreement providing the lender with customary leasehold mortgage protections with respect to the ground lease.  The ground lease expires December 31, 2095.  The annual rent under the ground lease is $100, plus applicable costs for shared access roads and real property taxes.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

■	Appraisal. According to the appraisals, the Newcastle Senior Housing Portfolio Properties had an aggregate “leased fee” appraised value of $507,180,000 as of December 31, 2013.

■
Environmental Matters.  According to a Phase I environmental report, dated December 16, 2013, the Village Gate of Farmington property contains a 1,000 gallon underground storage tank for which tank tightness testing data was not available and the Phase I recommended that a tank tightness test should be performed to ensure the structural integrity of the tank. The test was completed and no further action is necessary. According to the remaining Phase I environmental reports, dated December 16, 2013 and December 17, 2013, there are no recognized environmental conditions or recommendations for further action other than a recommendation for (a) additional radon gas testing to be conducted under controlled conditions at the Illahee Hills property, the Sky Peaks property, the Uffelman Estates property and the Vista De La Montana property, (b) evidence of mold and moisture observed at the Illahee Hills property and the Whiterock Court property to be remedied by properly trained building maintenance staff and the source of the moisture to be remedied, (c) approximately one inch of water affecting approximately 600 SF at the Madison Estates property to be addressed by a restoration company and the source of the moisture to be addressed to prevent future mold problems and (d) an asbestos operations and maintenance (O&M) plan at the Whiterock Court property.

■
The Borrowers.  The borrowers are 26 Delaware limited liability companies, each of which is a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Newcastle Senior Housing Portfolio Whole Loan. Newcastle Investment Corp. is the non-recourse carveout guarantor under the Newcastle Senior Housing Portfolio Whole Loan.

■
Escrows. At origination, out of proceeds from the Newcastle Senior Housing Portfolio Whole Loan, the borrowers funded (i) an escrow reserve in the amount of $189,009 in respect of insurance premiums and (ii) a deferred maintenance reserve in the amount of $652,265. On each due date, the borrowers will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period and (ii) a capital expenditure reserve in an amount equal to $27.17 per residential unit in the Newcastle Senior Housing Portfolio Properties, in each case only to the extent such amounts are not remitted by the master tenant under the Newcastle Senior Housing Portfolio Master Lease as described in the next paragraph.  In addition, the borrowers will be required to remit Ratio Shortfall Deposits (as described under “—Master Lease” above) to the lender to be held as additional collateral for the Newcastle Senior Housing Portfolio Whole Loan until such amount is required to be remitted to the master tenant under the Newcastle Senior Housing Portfolio Master Lease.

In addition, on each due date, the master tenant will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period and (ii) a capital expenditure reserve in an amount equal to $27.17 per residential unit in the Newcastle Senior Housing Portfolio Properties.

■
Cash Management.  The Newcastle Senior Housing Portfolio Whole Loan requires a cash management account that is structured like a hard lockbox, which is already in place.  The loan documents require the borrowers to direct the master tenant to pay all amounts required to be paid or funded to the borrowers under the Newcastle Senior Housing Portfolio Master Lease directly to a lender-controlled cash management account.  The loan documents also require that all revenues received by the borrowers be deposited into the cash management account within two business days after receipt.

On each business day, other than during a Newcastle Senior Housing Portfolio Trigger Period or an event of default under the Newcastle Senior Housing Portfolio Whole Loan, all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date will be swept into a borrower-controlled operating account.  On each due date during which no Newcastle Senior Housing Portfolio Trigger Period or event of default is continuing, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and required reserves, be swept into the operating account.  On each due date during a Newcastle Senior Housing Portfolio Trigger Period, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service and required reserves, and all remaining amounts will be reserved in an excess cash flow reserve account.  During the continuance of an event of default under the Newcastle Senior Housing Portfolio Whole Loan, the lender may apply all funds on deposit in any of the accounts consisting collateral for the Newcastle

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

Senior Housing Portfolio Whole Loan to amounts payable under the Newcastle Senior Housing Portfolio Whole Loan and/or toward the payment of expenses of the Newcastle Senior Housing Portfolio Properties, in such order of priority as the lender may determine.

A “Newcastle Senior Housing Portfolio Trigger Period” means the period (i) commencing as of the conclusion of any twelve-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the loan documents) is less than 1.05x, and ending at the conclusion of the second fiscal quarter for which the debt service coverage ratio for the trailing twelve-month period is equal to or greater than 1.05x; or (ii) commencing upon the master tenant’s failure to deliver certain financial reports pursuant to the Newcastle Senior Housing Portfolio Master Lease and ending when such financial reports are delivered.

■
Property Management.  Each Newcastle Senior Housing Portfolio Property is managed by Holiday AL Management Sub LLC, each pursuant to a separate management agreement between the property manager and the applicable subtenant.  Under the loan documents, each Newcastle Senior Housing Portfolio Property must remain managed by (i) Holiday AL Management Sub LLC, (ii) any tenant under, or guarantor of, the Newcastle Senior Housing Portfolio Master Lease, or any affiliate of such tenant or guarantor that (a) is a reputable and experienced professional manager of senior housing communities and, collectively with its affiliates, owns, operates or manages at least 20 senior housing communities (excluding the Newcastle Senior Housing Portfolio Property and other property acquired by affiliates of the non-recourse carveout guarantor on the origination date) and (b) does not have a chief executive officer, chief financial officer, chief operating officer or chief compliance officer or any person holding a reasonably equivalent position that has been convicted of a felony relating to the ownership or operation of senior housing facilities, fraud or embezzlement or (iii) any other manager of senior housing communities that is approved by the lender in its sole discretion (which approval may be deemed after certain notice periods) and with respect to which the lender has received Rating Agency Confirmation.

■
Release of Collateral. Other than in connection with a casualty or condemnation event, provided no event of default is then continuing under the Newcastle Senior Housing Portfolio Whole Loan, at any time after June 23, 2014, the borrowers may voluntarily obtain the release of one or more of the Newcastle Senior Housing Portfolio Properties from the liens of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) prepayment in an amount equal to or greater than 125% of the allocated loan amount (as calculated in the loan agreement for the Newcastle Senior Housing Portfolio Whole Loan) for each Newcastle Senior Housing Portfolio Property being released, (ii) payment of a yield maintenance premium of no less than 1% of the amount prepaid if such release occurs prior to the due date occurring in October 2023, (iii) after giving effect to the release, the debt service coverage ratio as calculated under the loan agreement for the remaining Newcastle Senior Housing Portfolio Properties for the twelve-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 1.42x and (b) the debt service coverage ratio immediately prior to the release, (iv) the released Newcastle Senior Housing Portfolio Property may no longer be subject to the Newcastle Senior Housing Portfolio Master Lease and the rent under the Newcastle Senior Housing Portfolio Master Lease may not be reduced by an amount that is in excess of the allocated property rent for such Newcastle Senior Housing Property and (v) delivery of a REMIC opinion.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NEWCASTLE SENIOR HOUSING PORTFOLIO

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Newcastle Senior Housing Portfolio Properties, plus twelve months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Newcastle Senior Housing Portfolio Whole Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $100,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for Newcastle Senior Housing Portfolio Properties are separately allocated to Newcastle Senior Housing Portfolio Properties and that certain other requirements are satisfied. Under the Newcastle Senior Housing Portfolio Master Lease, if requested by the borrowers, the master tenant is required to comply with insurance requirements imposed on the Newcastle Senior Housing Portfolio Properties, provided such requirements are customary in the industry for properties similar to the Newcastle Senior Housing Portfolio Properties in the same general areas in which the Newcastle Senior Housing Portfolio Properties are located, are customarily required by institutional lenders, are commercially reasonable and consistent with industry standards at the applicable time, and such insurance is available at commercially reasonable rates. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

GREENE TOWN CENTER

charming CHARLIE

LOFT
VICTORIA'S SECRET

charming CHARLIE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENE TOWN CENTER

CARTIFACT
Dayton International Airport
Vandalia
Vandalia Recreation Center
Huber Heights
Dayton Memorial Park
Northridge Estates
Pheasant Hill
Forest Ridge-Quail Hollow
Gateway
Wright Patterson Air Force Base
Fairborn
Wright State University
Northern Hills
Hillcrest
Deweese
Wesleyan Hill
Santa Clara
Old North Dayton
Dayton Children's Medical Center
Cornell Heights
Riverdale
Old Dayton View
Dayton
Riverside
Springfield
Burkhardt
Downtown
Residence Park
The Mall At Fairfield Commons
Lakeview
Midtown
Twin Towers
Miami Valley Hospital
Hearthstone
Fairlane
Edgemont
Carillon
University of Dayton Arena
University Of Dayton
Eastmont
Belmont
Oakwood
Greene Town Center
51 Plum Street
Beavercreek, OH 45440
Stoney Ridge
West Carrollton City
Moraine
Beavercreek
John Ankeney Soccer Complex
Kettering Medical Center
Kettering
Greene County Regional Airport
Splash Moraine
Moraine Airpark
Miamisburg
Kettering-Sycamore Medical Center
Southview Hospital
Dayton Mall
Centerville
Dayton Wright Brothers Airport
INDIANA
OHIO
Springfield
Columbus
Dayton
Middletown
Hamilton
Cincinnati

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENE TOWN CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENE TOWN CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Beavercreek, Ohio	Cut-off Date Principal Balance(2)		$90,000,000
Property Type(1)	Mixed Use	Cut-off Date Principal Balance per SF(1)(2)		$193.32
Size (SF)	709,977	Percentage of Initial Pool Balance		7.6%
Total Occupancy as of 12/31/2013	88.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/31/2013	88.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	2006, 2008 / NAP	Mortgage Rate		5.0000%
Appraised Value	$222,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		12
Underwritten Revenues	$24,783,093
Underwritten Expenses	$10,506,975	Escrows
Underwritten Net Operating Income (NOI)	$14,276,118		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$13,222,484	Taxes	$2,811,015	$401,574
Cut-off Date LTV Ratio(4)	61.8%	Insurance	$0	$0
Maturity Date LTV Ratio(4)(5)	49.3%	Replacement Reserve	$0	$15,235
DSCR Based on Underwritten NOI / NCF(4)	1.61x / 1.50x	TI/LC	$0	$54,717
Debt Yield Based on Underwritten NOI / NCF(4)	10.4% / 9.6%	Other(3)	$834,540	$0

Sources and Uses(4)
Sources	$	%	Uses	$	%
Loan Amount	$137,250,000	76.2%	Loan Payoff	$174,560,090	96.9%
Subordinate Debt	37,400,000	20.8	Reserves	3,645,555	2.0
Principal Equity Contribution	5,491,962	3.0	Closing Costs	1,936,317	1.1

Total Sources	$180,141,962	100.0%	Total Uses	$180,141,962	100.0%

(1)	The Greene Town Center Property is a mixed use property with a total of 709,977 SF of retail and office space and an additional 206 units of multifamily space.
(2)
The Cut-off Date Balance of $90,000,000 represents the note A-1 of a $137,250,000 whole loan evidenced by two pari passu notes.  The companion loan is the note A-2 with a principal balance of $47,250,000 as of the Cut-off Date that is held outside the Issuing Entity and is expected to be contributed to a future securitization.

(3)
Other reserves include an unfunded landlord obligations reserve (upfront deposit of $475,936) and a fair housing repair reserve for certain work required to comply with the Fair Housing Act (upfront deposit of $358,604). See “–Escrows” below.

(4)	Calculated based on the Greene Town Center Whole Loan.
(5)	Maturity Date LTV is based on the “as-stabilized” appraised value of $235,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” value, is 52.2%.

■
The Mortgage Loan.  The mortgage loan (the “Greene Town Center Loan”) is part of a whole loan structure (the “Greene Town Center Whole Loan”) comprised of two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee interest in a mixed use property located in Beavercreek, Ohio (the “Greene Town Center Property”).  The Greene Town Center Loan (evidenced by note A-1), which will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $90,000,000 and represents approximately 7.6% of the Initial Pool Balance and the related companion loan (the “Greene Town Center Companion Loan”) (evidenced by note A-2), which is expected to be contributed to a future securitization transaction, has an outstanding principal balance as of the Cut-off Date of $47,250,000. The Greene Town Center Whole Loan was originated on November 22, 2013 by Citigroup Global Markets Realty Corp.  The Greene Town Center Whole Loan had an original principal balance of $137,250,000 and each note has an interest rate of 5.0000% per annum.  The proceeds of the Greene Town Center Whole Loan were primarily used to refinance existing debt on the Greene Town Center Property, set up reserves in connection with the Greene Town Center Whole Loan and pay closing costs. The Greene Town Center Whole Loan will be serviced under the GSMS 2014-GC20 pooling and servicing agreement. See “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Greene Town Center Loan and the Greene Town Center Companion Loan.

The Greene Town Center Loan had an initial term of 120 months and has a remaining term of 116 months as of the Cut-off Date.  The Greene Town Center Loan requires interest only payments on each due date through and including the due date occurring in December 2014 and thereafter requires payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date of the Greene Town Center Loan is December 1, 2023.  The borrower may, at its option, voluntarily prepay the Greene Town Center Whole Loan in whole (but not in part, except as otherwise described below under “—Lockbox and Cash Management” and “—Outparcel Release”), provided, that, if any such prepayment occurs prior to the due date occurring in October 2023, the borrower will be required to pay a prepayment premium equal to the greater of (x) a yield maintenance premium and (y) an amount equal to 1% of the amount prepaid.  On or after the due date occurring in October 2023, the borrower will be permitted to prepay the Greene Town Center Loan in whole (but not in part) without payment of a prepayment premium or penalty.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENE TOWN CENTER

■
The Mortgaged Property. The Greene Town Center Property is a mixed use property located in Beavercreek, Ohio.  The Greene Town Center Property is comprised of the borrower’s fee interest in 709,977 SF of retail and office space and 206 units of multifamily, residential space.  The mortgage encumbering the Greene Town Center Property also encumbers the borrower’s leasehold interest in a ground lease for a portion of the Greene Town Center Property subleased to Urban Active Fitness (the mortgage also encumbers the borrower’s fee interest under such ground lease).  A 14-screen movie theater on the adjacent premises is not part of the collateral.

The Greene Town Center Property is an open-air center that resides on a 49.137-acre site.  The Greene Town Center Property was constructed in two phases in 2006 and 2008.  The Greene Town Center Property is anchored by Von Maur, Urban Active Fitness, Forever 21, Old Navy, Nordstrom (space currently being built out), Unison and Morgan Stanley.  The borrower of the Greene Town Center Whole Loan recently signed a lease with Apple for 6,071 SF at the Greene Town Center Property.

The Greene Town Center Property has three parking decks/structures in addition to surface parking totaling 4,401 parking spaces as part of the collateral for the Greene Town Center Loan, which equates to a ratio of approximately 6.20 parking spaces per 1,000 SF of office and retail space.  The office space at the Greene Town Center Property is located on the second floor directly above the retail space.  The multifamily units offer two formats, apartments and townhomes with the apartments situated on the higher floors with views and the townhomes situated at the residential street level at the western end of the Greene Town Center Property.  As of December 31, 2013, the Total Occupancy and Owned Occupancy were both 88.8%.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Greene Town Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Urban Active Fitness	NR / NR / NR	51,414	7.2%	$1,035,762	7.3%	$20.15	11/30/2026	NA	NA	2, 10-year options
Nordstrom(3)	A- / Baa1 / A-	35,123	4.9	561,968	4.0	16.00	7/31/2024	NA	NA	4, 5-year options
Books & Co.	NR / NR / NR	34,354	4.8	494,369	3.5	14.39	1/31/2022	$81	27.8%	2, 5-year options
Forever 21	NR / NR / NR	20,325	2.9	397,970	2.8	19.58	1/31/2019	$173	16.4%	NA
Gap(4)	BBB- / Baa3 / BBB-	10,128	1.4	304,050	2.2	30.02	8/31/2021	$178	16.9%	1, 5-year option
Old Navy(5)	NR / NR / NR	17,618	2.5	289,898	2.1	16.45	9/30/2021	$276	6.0%	2, 5-year options
Brio	NR / NR / NR	8,958	1.3	286,656	2.0	32.00	1/31/2017	$537	9.6%	2, 5-year options
Cheesecake Factory(6)	NR / NR / NR	9,676	1.4	259,317	1.8	26.80	1/31/2027	$802	6.4%	1, 5-year option
Tillys World of Jeans(7)	NR / NR / NR	6,845	1.0	257,577	1.8	37.63	1/31/2024	NA	NA	1, 5-year option
Bar Louie	NR / NR / NR	6,938	1.0	222,016	1.6	32.00	1/31/2017	$380	13.8%	1, 5-year option
Ten Largest Owned Tenants		201,379	28.4%	$4,109,584	29.1%	$20.41
Remaining Owned Tenants		429,032	60.4	10,013,114	70.9	23.34
Vacant Spaces (Owned Space)		79,566	11.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		709,977	100.0%	$14,122,698	100.0%	$22.40

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales are as of December 31, 2013.
(3)
Nordstrom is not in occupancy as the Nordstrom space is currently under construction with an estimated completion and delivery date of May 19, 2014 as per the Nordstrom lease.  It is estimated that Nordstrom will take occupancy of its space and commence paying rent no later than November 2014. We cannot assure you that Nordstrom will take occupancy as expected or at all.

(4)
Gap has the option to terminate its lease if gross sales for months 49 to 60 (September 1, 2015 to August 31, 2016) are equal to or less than $4,000,000 upon notice and the payment of 25% of the unamortized construction allowance (amortized over 15 years) capped at $250,000.

(5)
Old Navy has the option to terminate its lease if gross sales for months 49 to 60 (October 1, 2015 to September 30, 2016) are equal to or less than $6,300,000 upon notice and the payment of 25% of the unamortized construction allowance (amortized over 15 years) capped at $250,000.

(6)
Cheesecake Factory has the option to terminate its lease after the end of the 8th lease year (August 24, 2014) if gross annual sales in fiscal years 6, 7 or 8 are less than $6,000,000 or after the 9th fiscal year if gross annual sales are less than $7,000,000 in each case upon notice with payment of any unamortized allowance.

(7)
Tillys World of Jeans, provided it has been continuously open, has the option to terminate its lease if gross sales for months 49 to 60 are less than $325/SF within 60 days of the end of the 60th month September 24, 2018) of the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENE TOWN CENTER

The following table presents certain information relating to the lease rollover schedule at the Greene Town Center Property, assuming no extension options are exercised:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM(2)	0	0.0%	0.0%	$19,000	0.1%	$0.00	3
2014	21,032	3.0	3.0%	315,235	2.2	14.99	8
2015	20,224	2.8	5.8%	469,596	3.3	23.22	6
2016	3,806	0.5	6.3%	106,035	0.8	27.86	4
2017	155,526	21.9	28.3%	3,699,874	26.2	23.79	42
2018	54,082	7.6	35.9%	1,262,546	8.9	23.35	16
2019	69,707	9.8	45.7%	1,496,706	10.6	21.47	14
2020	51,006	7.2	52.9%	986,664	7.0	19.34	11
2021	47,457	6.7	59.6%	991,990	7.0	20.90	5
2022	54,333	7.7	67.2%	910,222	6.4	16.75	7
2023	20,474	2.9	70.1%	544,308	3.9	26.59	7
2024	61,976	8.7	78.8%	1,410,444	10.0	22.76	7
2025 & Thereafter	70,788	10.0	88.8%	1,910,079	13.5	26.98	5
Vacant	79,566	11.2	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	709,977	100.0%		$14,122,698	100.0%	$22.40	135

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	MTM tenants represent seasonal kiosk tenants.

The following table presents certain information relating to historical leasing at the Greene Town Center Property:

Historical Leased %(1)
	2009	2010	2011	2012	2013
Owned Space	70.0%	78.5%	88.7%	87.7%	88.8%

(1)	As provided by the borrower and represents average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Greene Town Center Property:

Cash Flow Analysis(1)

	2010	2011	2012	2013	Underwritten	Underwritten $ per SF
Base Rent	$9,918,369	$11,295,422	$11,071,926	$12,223,236	$13,810,232	$19.45
Contractual Rent Steps(2)	0	0	0	0	312,466	0.44
Gross Up Vacancy	0	0	0	0	2,726,345	3.84
Total Rent	$9,918,369	$11,295,422	$11,071,926	$12,223,236	$16,849,043	$23.73
Total Reimbursables	5,549,100	6,021,459	5,504,461	5,330,517	6,490,441	9.14
Percentage Rent	185,120	716,079	1,387,921	1,123,034	973,923	1.37
Other Income (Residential)(3)	2,497,236	2,656,235	2,820,765	2,890,509	3,031,452	4.27
Other Income(4)	753,061	680,546	348,789	299,899	318,779	0.45
Vacancy & Credit Loss	(447,436)	(1,257,550)	(556,013)	(213,812)	(2,880,545)	(4.06)
Effective Gross Income	$18,455,450	$20,112,191	$20,577,849	$21,653,383	$24,783,093	$34.91

Total Operating Expenses	$10,002,492	$9,929,327	$9,274,263	$9,440,460	$10,506,975	$14.80

Net Operating Income	$8,452,958	$10,182,864	$11,303,586	$12,212,923	$14,276,118	$20.11
TI/LC	0	0	0	0	860,138	1.21
Replacement Reserves	0	0	0	0	193,495	0.27
Net Cash Flow	$8,452,958	$10,182,864	$11,303,586	$12,212,923	$13,222,484	$18.62

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual rent steps are underwritten based upon the actual scheduled increases through July 31, 2014, excluding any tenants that are currently paying alternative rent.
(3)	Other Income (Residential) is the gross potential residential rental income, based on the in-place base rent per the December 31, 2013 rent roll.
(4)
Other Income is comprised of sponsorship income, metered and valet parking revenue, trash pad rental, various residential income items (e.g. application fees, pet fees, late fees, administrative fees, and forfeited security deposits), and net tenant services income from electric and water/sewer.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENE TOWN CENTER

■
Appraisal.  According to the appraisal, the Greene Town Center Property had an “as-is” appraised value of $222,000,000 as of February 4, 2014 and an “as-stabilized” appraised value of $235,000,000 as of May 1, 2014.

■	Environmental Matters. A Phase I environmental report dated July 18, 2013 identified no recognized environmental conditions, and recommended no further action necessary.

■
Market Overview and Competition.  The Greene Town Center Property is comprised of a total of 709,977 SF of retail and office space with retail space totaling 566,634 SF and office space totaling 143,343 SF and 206 residential multifamily units.  The Greene Town Center Property is located in the City of Beavercreek, Ohio which is approximately seven miles east of the Dayton Central Business District, approximately 42 miles northeast of the Cincinnati CBD and 65 miles southwest of the Columbus CBD.  According to the appraisal, the 2013 population within a one-, three-, and five-mile radius of the Greene Town Center Property is 8,938, 62,715, and 178,691, respectively.  Average household income within a one-, three-, and five-mile radius of the Greene Town Center Property is estimated at $61,192, $60,110 and $61,716, respectively.  Major employers in the area include Wright Patterson Air Force Base and a number of healthcare providers including the hospital systems of Dayton.

Per the appraisal, the Greene Town Center Property is located in the Dayton retail market and the Greene County retail submarket.  As of year-end 2013, the Greene County retail submarket had a total retail supply of approximately 2.1 million SF with a vacancy rate of 10.9%, an average asking lease rate of approximately $9.85 per SF and positive year-to-date net absorption of 5,000 SF.  According to the appraisal, the Greene Town Center Property is part of the Greater Dayton office market and the South office submarket.  As of year-end 2013, the South office submarket had a total office supply of approximately 4.3 million SF with a vacancy rate of 21.7%, an average asking lease rate of approximately $15.23 per SF and positive year-to-date net absorption of 26,000 SF.  According to the appraisal, the Greene Town Center Property is part of the Greater Dayton apartment market and the Northeast apartment submarket.  As of year-end 2013, the Northeast apartment submarket had a total multifamily supply of 7,661 units with a vacancy rate of 3.9% and an average asking lease rate of approximately $733 per unit per month.

The following table presents certain information relating to the primary competition for the Greene Town Center Property:

Competitive Set(1)

	Mall at Fairfield Commons	The Dayton Mall	The Cincinnati Premium Outlets	Liberty Town Center (proposed)
Distance from Subject	9.0 miles	9.8 miles	25.7 miles	134.0 miles
Property Type	Regional Mall	Regional Mall	Regional Outlet Mall	Mixed Use
Year Built / Renovated	1993	1970	2009	NAP
Total GLA	1,136,963	1,436,347	400,000	Phase I: 1.1MM SF (proj. completion 2015)
Total Occupancy	95%	97%	100%	In Lease Up
Anchors / Significant Tenants	Dick’s Sporting Goods, JCPenney, Sears, Elder-Beerman, Macy’s	Dick’s Sporting Goods, DSW Shoe Warehouse, Elder Beerman, HH Gregg, JCPenney, Macy’s, Sears	Saks Off Fifth, Polo, Columbia, Hanes	Dillard’s, CineBistro Potential tenants: Banana Republic, Lululemon, H&M, Apple, Cheesecake Factory, Gap, Victoria’s Secret, Urban Outfitters

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Greene Town Center LLC, a single purpose Delaware limited liability company.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Greene Town Center Loan.  Morton L. Olshan is the non-recourse carve-out guarantor under the Greene Town Center Loan and provided a completion guaranty in connection with certain expansion work contemplated on the portion of the Greene Town Center Property leased to Nordstrom described below under “—Outparcel Expansion”.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENE TOWN CENTER

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Escrows.  On the origination date, the borrower funded aggregate reserves of $3,645,555 with respect to the Greene Town Center Property, comprised of: (a) $2,811,015 for real estate taxes, (b) $475,936 for unfunded landlord obligations relating to outstanding tenant improvements for five tenants (Buckle, Hot Mama, Salons at the Greene, Pies & Pints and Northwestern Mutual) and existing leasing commissions with respect to one tenant (Northwestern Mutual) and (c) $358,604 for fair housing repairs required to comply with a stipulated judgment entered in connection with certain building/property related violations of the Fair Housing Act.

On each due date, the borrower is required to fund the following reserves with respect to the Greene Town Center Property: (a) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period (excluding taxes relating to the space leased to Von Maur so long as such tenant’s lease is in full force and effect and the tenant is making applicable tax payments directly), (b) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella policy under the loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the-then succeeding 12-month period, (c) a replacement reserve in the amount of $15,235 (provided that no funds in the replacement reserve may be used in connection with (x) the space leased to Von Maur and/or (y) any ground leased space demised by the borrower and for which the tenant is responsible for the payment of capital expenditures) and (d) a TI/LC reserve in the amount of $54,717 (provided that no funds in the TI/LC reserve may be used in connection with (x) the space leased to Von Maur and/or (y) any ground leased space where the borrower is the ground lessor).

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Lockbox and Cash Management.  The Greene Town Center Property requires a hard lockbox, which is already in place.  Pursuant to the loan documents, the borrower is required to direct all tenants paying rent by mail to deliver said payments to a rent remittances processing service, and otherwise deposit, generally within one-day of receipt, all revenues from the Greene Town Center Property into the lockbox account.  On each business day, sums on deposit in the lockbox account are required to be (i) transferred to the borrower provided no event of default or Greene Town Center Trigger Period exists, or (ii) transferred to the lender-controlled cash management account if an event of default and/or a Greene Town Center Trigger Period exists.  On each due date during the continuance of a Greene Town Center Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after payment of debt service, funding of required monthly escrow amounts (including payments of approved operating expenses) and payment of debt service under the mezzanine loan, be held by the lender as additional collateral for the Greene Town Center Loan.  During the continuance of an event of default under the Greene Town Center Loan (but subject to the terms of the intercreditor agreement with the mezzanine lender), the lender may apply any funds in the cash management account to amounts payable under the Greene Town Center Loan and/or toward the payment of expenses of the Greene Town Center Property, in such order of priority as the lender may determine.  In the event that a cash sweep is in effect under the mezzanine loan due to a mezzanine loan event of default and no Greene Town Center Trigger Period is then continuing, funds on deposit in the lockbox account are swept to a mezzanine loan lender controlled account.

A “Greene Town Center Trigger Period” means any period (a) commencing upon (i) the occurrence of an event of default or (ii) the debt service coverage ratio (as calculated under the loan documents) falling below (x) 1.07x during the period from December 1, 2014 to November 30, 2015 only and (y) 1.15x for any other period during the term, including prior to December 1, 2014; and (b) expiring upon (i) in connection with clause (a)(i) above, the cure (if applicable) of such event of default, and (ii) (1) in connection with clause (a)(ii)(x) above, either (x) the borrower making a prepayment of the Greene Town Center Loan in an amount sufficient to cause the debt service coverage ratio to be equal to 1.07x or (y) the debt service coverage ratio remaining at or above 1.12x for two consecutive calendar quarters and (2) in connection with clause (a)(ii)(y) above, either (A) the borrower making a prepayment of the Greene Town Center Loan in an amount sufficient to cause the debt service coverage ratio to be equal to 1.15x or (B) the debt service coverage ratio remaining at or above 1.20x for two consecutive calendar quarters.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENE TOWN CENTER

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Property Management.  The commercial portions of the Greene Town Center Property are currently managed by Mall Properties, Inc., which is a borrower-affiliated entity. The residential portions of the Greene Town Center Property are currently managed by Jupiter Communities, LLC, which is not a borrower-affiliated entity.  Under the loan documents, the borrower has the right to terminate or cancel a management agreement and replace the applicable property manager, or consent to the assignment of a property manager’s rights under the applicable management agreement, to the extent that no event of default has occurred and is continuing and the applicable replacement manager is a qualified residential manager or a qualified commercial manager, as applicable, engaged pursuant to a qualified management agreement. The lender has the right to terminate the management agreement and replace a manager or require that the borrower terminate a management agreement and replace a manager if (i) with respect to (x) Mall Properties, Inc., it becomes insolvent or a debtor in a bankruptcy proceeding or (y) Jupiter Communities, LLC, it becomes a debtor in a bankruptcy proceeding; (ii) there exists a monetary or material non-monetary event of default under the Greene Town Center Loan; (iii) with respect to (x) Mall Properties, Inc., it has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds or (y) Jupiter Communities, LLC, it has engaged in misappropriation of funds; or (iv) a material default has occurred and is continuing under the applicable management agreement.

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Development Agreement/TIF Financing/Letter of Credit. Pursuant to a certain development agreement, the borrower is obligated to make certain annual payments to the City of Beavercreek and Greene County, Ohio (a) under a tax increment financing arrangement that calls for payments in lieu of a portion of the real estate taxes with respect to the Greene Town Center Property (the “GTC PILOT”), and (b) as special assessments imposed by the City of Beavercreek on the Greene Town Center Property, both to support the repayment of certain bonds issued in the aggregate principal amount of $12,300,000 by Greene County, Ohio in connection with construction of public infrastructure necessary for the initial development of the Greene Town Center Property.  The payments are made, with respect to (i) the GTC PILOT payments, twice a year, at the same time, and in the same manner, as payments of real estate taxes, in an amount equal to 15% of the real estate taxes that are payable in respect to the Greene Town Center Property, and (ii) the special assessments, in two parts, the first, on February 1 of each year, in a fixed amount equal to the annual payments of debt service on $6,000,000 of the bonds, and the second, also payable on February 1 of each year, in a variable amount determined each year based on the differential between the (x) debt service required under $6,300,000 of the bonds and (y) the GTC PILOT payments (plus an imputed contribution of $425,000/year from Greene County, Ohio).  The development agreement requires the borrower to provide to Greene County, Ohio a letter of credit until such time as Greene County, Ohio acknowledges in writing, that the certain conditions precedent to the termination of such letter of credit obligation have occurred, such conditions primarily relating to the economic activity and operation of the Greene Town Center Property.  As of the origination date, the borrower had not delivered the letter of credit to Greene County, Ohio nor had Greene County, Ohio acknowledged in writing that the borrower was released from its letter of credit obligations under the development agreement.  Pursuant to the loan documents, the borrower and related non-recourse carveout guarantor have agreed to indemnify the lender in connection with any enforcement of the related letter of credit obligations and to cash collateralize any letter of credit the lender delivers in connection with the enforcement of the related letter of credit obligation.

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Outparcel Expansion. Subject to the terms of the loan documents, the borrower may develop certain outparcel properties (each, an “Outparcel Expansion”), including the outparcel demised to Nordstrom (“Nordstrom Parcel” and together with the other three specified outparcels, the “Outparcels”), subject to lender’s reasonable approval of any plans and specifications that could reasonably be expected to have a material adverse effect on the Greene Town Center Loan or the Greene Town Center Property.  With respect to the Outparcel Expansion of the Nordstrom Parcel, the non-recourse carveout guarantor executed and delivered to the lender a completion guaranty.  With respect to an Outparcel Expansion relating to the other Outparcels, unless the borrower has entered into a permitted lease for the entirety of such Outparcel, the borrower is only be permitted to undertake an Outparcel Expansion with respect to such Outparcel if the lender receives an acceptable completion guaranty substantially in the form of the completion guaranty delivered on the origination date.

In connection with the construction of an Outparcel Expansion and as additional security for the borrower’s obligations under the loan documents, the borrower is obligated to deliver  additional security consisting of cash, U.S. obligations, a completion bond or other securities acceptable to the lender, in an amount equal to 110% of

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENE TOWN CENTER

the amount that the costs of the Outparcel Expansion Costs exceed (a) $8,500,000 for the Nordstrom Parcel and (b) 2.5% of the then-outstanding principal amount of the Greene Town Center Loan for each other Outparcel Expansion.  If the lender determines that the cost to complete such Outparcel Expansion exceeds the sum of the amount then in the applicable reserve plus the applicable threshold, the borrower is required, upon request from the lender, to deliver additional security in the amount of the deficiency. If the borrower has provided cash as the additional security, the loan documents permit disbursements from such amounts, so long as no event of default is continuing and subject to certain customary disbursement requirements, on a last dollar basis (that is, the lender is not obligated to make disbursements unless the cost to complete the applicable Outparcel Expansion is less than the amount in the applicable reserve) to reimburse the borrower for actual Outparcel Expansion costs incurred.

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Outparcel Release. Provided that no Greene Town Center Trigger Period exists, the borrower may obtain a release of an Outparcel (other than the Nordstrom Parcel) from the lien of the mortgage provided that, among other conditions precedent, (a) 30-days have elapsed following the occurrence of an Expansion Deadlock Condition; (b) the Outparcel is conveyed to a person or entity other than the borrower; provided, however, that, in the event such Outparcel is not conveyed to an unrelated third party, the borrower must agree to, and cause the transferee to agree to, certain anti-poaching requirements and restrictions relating to tenants at the applicable Outparcel and the Greene Town Center Property; (c) the debt yield, after giving effect to the release of the applicable Outparcel, is equal to or greater than the greater of (1) the debt yield immediately prior to the release of the applicable Outparcel and (2) 8.27%; (d) the debt service coverage ratio, after giving effect to the release of the applicable Outparcel, is equal to or greater than the greater of (1) the debt service coverage ratio immediately prior to the release of the applicable Outparcel and (2) 1.28x; (e) the borrower’s delivery of a REMIC opinion; and (f) if at the time of the release the loan-to-value ratio of the remaining property would exceed 125% immediately after such release, the borrower pays down the principal balance of the Greene Town Center Loan by an amount equal to the least of (1) the net sales proceeds from the sale of such Outparcel, if applicable, (2) the fair market value of such Outparcel at the time of such release or (3) an amount such that the loan-to-value does not increase after the release unless the lender receives an opinion from counsel that if the foregoing prepayment is not made, the REMIC trust will not fail to maintain its status.

“Expansion Deadlock Condition” means, with respect to any submission for approval from the lender in connection with an Outparcel Expansion, (a) the borrower has complied with its obligation that any materials submitted for the lender’s approval in connection with an Outparcel Expansion be submitted in good faith and be commercially reasonable and consistent with properties of similar quality to the Greene Town Center Property; and (b) the lender declines to grant any approval required in connection with an Outparcel Expansion; provided, however, that in the event that the lender declines to grant any required approval, the lender has the right to rescind such declination and grant the requested approval within 10 business days of the occurrence of the Expansion Deadlock Condition.

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Mezzanine or Subordinate Indebtedness.  Concurrently with the funding of the Greene Town Center Loan, Citigroup Global Markets Realty Corp. funded a mezzanine loan in the amount of $37,400,000 to Greene Town Center Mezzanine LLC, as mezzanine borrower, which is the direct owner of 100% of the limited liability company interests in the borrower.  Immediately thereafter, the lender assigned all of its right, title and interest in, to and under the mezzanine loan to Annaly CRE Holdings LLC. The mezzanine loan is secured by a pledge of the mezzanine borrower’s 100% limited liability company interests in the borrower.  The mezzanine loan carries an interest rate of 9.5000% per annum and is co-terminus with the Greene Town Center Loan. The borrower under the mezzanine loan has the option to elect once every 12 months that the mezzanine loan is either interest only or amortizing.  As of the origination date of the mezzanine loan, the borrower elected the interest only option.  The mezzanine loan is subject to a customary intercreditor agreement.

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Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism, in an amount equal to the full replacement cost of the Greene Town Center Property, plus 18 months of business interruption coverage.  The all-risk insurance policy providing terrorism insurance is required to contain a deductible that is no higher than $25,000.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CHASE TOWER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CHASE TOWER

UPTOWN DISTRICT
CAPITOL DISTRICT
Texas Capitol
Dell Medical Center (Future)
CIVIC DISTRICT
NORTHEAST
Austin
RED RIVER DISTRICT
JPMorgan Chase Tower
Chase Tower
221 West 6th Street
Austin, TX 78701
WEST 6TH STREET ENTERTAINMENT DISTRICT
EAST 6TH STREET ENTERTAINMENT DISTRICT
Frost Bank Tower
WAREHOUSE DISTRICT
Hobby Building
Convention Center
2ND STREET CORRIDOR
Austin City Hall
One Congress Plaza
Austin International Center
Radisson Hotel
Lady Bird Lake
INTERREGIONAL HIGHWAY
Palmer Events Center
The Long Center for the Performing Arts
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CHASE TOWER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		MC-Five Mile
Location (City/State)	Austin, Texas	Cut-off Date Principal Balance		$82,412,330
Property Type	Office		Cut-off Date Principal Balance per SF	$211.58
Size (SF)	389,503		Percentage of Initial Pool Balance	7.0%
Total Occupancy as of 3/6/2014	100.0%		Number of Related Mortgage Loans	None
Owned Occupancy as of 3/6/2014	100.0%		Type of Security	Fee Simple
Year Built / Latest Renovation	1974 / 1995, 2005		Mortgage Rate	5.0000%
Appraised Value	$120,000,000		Original Term to Maturity (Months)	84
			Original Amortization Term (Months)	360
			Original Interest Only Period (Months)	NAP
Underwritten Revenues	$14,184,524
Underwritten Expenses	$6,475,996	Escrows
Underwritten Net Operating Income (NOI)	$7,708,528		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$7,124,030	Taxes	$788,330	$197,082
Cut-off Date LTV Ratio	68.7%	Insurance	$0	$0
Maturity Date LTV Ratio	60.9%	Replacement Reserves	$0	$6,492
DSCR Based on Underwritten NOI / NCF	1.45x /1.34x	TI/LC(1)	$0	$53,557
Debt Yield Based on Underwritten NOI / NCF	9.4% / 8.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$82,500,000	100.0%	Loan Payoff	$63,858,296	77.4%
			Principal Equity Distribution	16,882,369	20.5
			Closing Costs	971,005	1.2
			Reserves	788,330	1.0
Total Sources	$82,500,000	100.0%	Total Uses	$82,500,000	100.0%

(1)
The Chase Tower Loan is structured with a TI/LC rollover reserve which will be funded on a monthly basis at a rate equal to approximately $642,680 per year ($1.65 per SF per year).  The reserve will be capped at approximately $2,570,720.  See “—Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “Chase Tower Loan”) is evidenced by a note in the original principal amount of $82,500,000 and is secured by a first mortgage encumbering an office building located in Austin, Texas (the “Chase Tower Property”).  The Chase Tower Loan was originated by MC-Five Mile Commercial Mortgage Finance LLC on February 14, 2014 and represents approximately 7.0% of the Initial Pool Balance.  The note evidencing the Chase Tower Loan has an outstanding principal balance as of the Cut-off Date of $82,412,330 and has an interest rate of 5.0000% per annum.  The proceeds of the Chase Tower Loan were used to refinance existing debt on the Chase Tower Property, to pay closing costs, to fund reserves, and to return equity to the borrower.

The Chase Tower Loan had an initial term of 84 months and has a remaining term of 83 months as of the Cut-off Date.  The Chase Tower Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date is the due date in March 2021. The Chase Tower Loan may be voluntarily prepaid (in whole but not in part) on any date on or after April 16, 2016 with the payment of a yield maintenance premium of no less than 1% of the amount prepaid. Voluntary prepayment of the Chase Tower Loan is permitted on or after the due date occurring in December 2020 without payment of any yield maintenance or prepayment premium.

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The Mortgaged Property.  The Chase Tower Property consists of a Class A, 21-story office building totaling 389,503 SF.  In addition, the Chase Tower Property includes as collateral a seven-story parking garage with 750 parking spaces, which provides for a parking ratio of 1.93 spaces per 1,000 SF.  The Chase Tower Property was constructed in 1974 and was renovated in 1995 and 2005.  As of March 6, 2014, the Total Occupancy and Owned Occupancy were both 100.0%.

The Chase Tower Property is located on West 6th Street between Lavaca Street and Colorado Street in Austin, Texas.  The surrounding area consists of other office buildings and amenities including retail, restaurants, and hotels.  The Chase Tower Property is within close proximity of the State Capitol Complex (approximately six blocks north), the 6th Street and Warehouse entertainment districts, the Austin Convention Center (five blocks southeast), the Federal Courthouse (three blocks north), and the Travis County Courthouse (five blocks north).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CHASE TOWER

The Chase Tower Property parking garage is accessible along Colorado Street to the east, Lavaca Street to the west, and West 5th Street to the south.

The following table presents certain information relating to the major tenants at the Chase Tower Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Bury & Partners, Inc.	NR / NR / NR	71,668	18.4%	$1,348,969	19.3%	$18.82	8/31/2017	(2)
RGM Advisors, LLC(3)	NR / NR / NR	44,223	11.4	1,028,185	14.7	23.25	11/30/2020	1, 5-year option
JPMorgan Chase Bank, National Association	A+ / Aa3 / A+	56,370	14.5	535,515	7.7	9.50	5/31/2016	2, 5-year options
Raymond James & Associates	NR / Baa2 / BBB	13,707	3.5	352,955	5.1	25.75	8/31/2020	2, 5-year options
Headliners Club in Austin	NR / NR / NR	22,902	5.9	346,370	5.0	15.12	1/31/2025	1, 5-year option
Smith, Robertson, Elliott, Glen, Klein & Bell LLP	NR / NR / NR	12,705	3.3	311,273	4.5	24.50	1/31/2020	2, 5-year options
Walter P. Moore and Associates, Inc.	NR / NR / NR	11,721	3.0	281,305	4.0	24.00	7/31/2017	1, 5-year option
Gallagher Benefit Services, Inc.	NR / NR / NR	10,366	2.7	269,516	3.9	26.00	5/31/2019	NA
Yetter, Warden & Coleman L.L.P.	NR / NR / NR	11,102	2.9	230,367	3.3	20.75	7/31/2015	(4)
Wright & Greenhill, P.C.	NR / NR / NR	19,419	5.0	213,609	3.1	11.00	8/31/2015	(5)
Ten Largest Tenants		274,183	70.4%	$4,918,063	70.4%	$17.94
Remaining Tenants		115,320	29.6	2,064,426	29.6	17.90
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		389,503	100.0%	$6,982,488	100.0%	$17.93

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Bury & Partners, Inc. has 1, 6-year renewal option followed by 1, 5-year renewal option.
(3)
RGM Advisors, LLC has the option to terminate its lease on July 20, 2015 with 180 days notice and subject to a termination fee equal to the sum of four months’ rent including NNN reimbursements and $371,019.62.

(4)	Yetter, Warden & Coleman L.L.P. has 1, 5-year renewal option followed by 1, 3-year renewal option.
(5)	Wright & Greenhill, P.C. has 1, 5-year renewal option on 16,199 SF only.

The following table presents certain information relating to the lease rollover schedule at the Chase Tower Property, assuming no extension options are exercised:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM(2)	13,259	3.4%	3.4%	$0	0.0%	$0.00	1
2014	4,256	1.1	4.5%	104,272	1.5	24.50	1
2015	63,442	16.3	20.8%	973,580	13.9	15.35	7
2016	62,787	16.1	36.9%	694,834	10.0	11.07	3
2017	88,807	22.8	59.7%	1,768,433	25.3	19.91	3
2018	27,180	7.0	66.7%	653,639	9.4	24.05	7
2019	15,632	4.0	70.7%	391,951	5.6	25.07	2
2020	88,732	22.8	93.5%	2,046,904	29.3	23.07	5
2021	2,506	0.6	94.1%	2,506	0.0	1.00	1
2022	0	0.0	94.1%	0	0.0	0.00	0
2023	0	0.0	94.1%	0	0.0	0.00	0
2024	0	0.0	94.1%	0	0.0	0.00	0
2025 & Thereafter	22,902	5.9	100.0%	346,370	5.0	15.12	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	389,503	100.0%		$6,982,488	100.0%	$17.93	31

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	The 13,259 SF of space categorized as “MTM” consists of various basement level spaces which are not subject to leases and which are not income-generating.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CHASE TOWER

The following table presents certain information relating to historical leasing at the Chase Tower Property:

Historical Leased %(1)
	2010	2011	2012	2013
Owned Space	90.0%	88.2%	88.1%	95.2%

(1)	As provided by the borrower which reflects the average occupancy for the indicated year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Chase Tower Property:

Cash Flow Analysis(1)
	2010	2011	2012	2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$5,136,952	$5,431,550	$5,526,692	$6,051,183	$6,982,488	$17.93
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$5,136,952	$5,431,550	$5,526,692	$6,051,183	$6,982,488	$17.93
Total Reimbursables	4,971,570	5,021,885	4,955,730	6,116,564	6,267,696	16.09
Parking Income	1,253,364	1,511,322	1,469,281	1,516,849	1,516,849	3.89
Other Income	90,184	76,893	240,578	332,449	80,000	0.21
Vacancy & Credit Loss	0	0	0	0	(662,509)	(1.70)
Effective Gross Income	$11,452,070	$12,041,650	$12,192,281	$14,017,045	$14,184,524	$36.42

Total Operating Expenses	$5,250,598	$5,486,471	$5,933,520	$6,416,251	$6,475,996	$16.63

Net Operating Income	$6,201,472	$6,555,179	$6,258,761	$7,600,794	$7,708,528	$19.79
TI/LC	0	0	0	0	506,597	1.30
Capital Expenditures	0	0	0	0	77,901	0.20
Net Cash Flow	$6,201,472	$6,555,179	$6,258,761	$7,600,794	$7,124,030	$18.29

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of March 6, 2014 and rent steps through June 1, 2014.

■	Appraisal. According to the appraisal, the Chase Tower Property had an “as-is” appraised value of $120,000,000 as of an effective date of January 7, 2014.

■
Environmental Matters.  An environmental consultant performed a Phase I Environmental Site Assessment at the Chase Tower Property as of January 13, 2014.  The environmental consultant noted that historical uses of the Chase Tower Property and adjoining properties included dry cleaners and automobile repair facilities and were of potential environmental concern.  However, given the time period of those uses and the nature of the subsequent construction of the Chase Tower Property, the environmental consultant recommended no further investigation.

■
Market Overview and Competition.  The Chase Tower Property is located within the Austin CBD office submarket.  According to published CoStar Q4 2013 statistics, the total CBD office inventory in the submarket across all classes of space includes 13,509,100 SF of which approximately 90.4% was occupied as of Q4 2013.  Average asking rental rates were $39.17 per SF full service gross.  For Class A space in the Austin CBD, the total inventory includes approximately 6,785,551 SF across 25 buildings of which approximately 85.1% was occupied.  Average asking rental rates were $41.03 per SF full service gross.

In addition, the Chase Tower Property has six tenants that are significantly below-market and comprise approximately 34% of the total NRA. The six tenants include: JPMorgan Chase Bank, National Association, 56,370 SF, $9.50 per SF; Headliners Club in Austin, 22,902 SF, $15.12 per SF; Wright & Greenhill, P.C., 19,419 SF, $11.00 per SF; John L. Wortham & Son, L.P., 16,240 SF, $12.00 per SF; Blazier, Christensen, Bigelow & Virr, P.C., 8,206 SF, $15.83 per SF; Flieller, Kruger & Skelton, LLP, 7,780 SF, $12.79 per SF. These below-

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CHASE TOWER

market leases are at a weighted average rent of $11.61 per SF and expire between June 2015 and January 2025.  The average in-place rent at the Chase Tower Property is $18.03 per SF NNN.  The appraiser’s estimated market rent for the Chase Tower Property ranges from $23.00 per SF NNN to $25.00 per SF NNN.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Chase Tower Property:

Office Lease Comparables(1)
	Chase Tower	100 Congress	300 West 6th	301 Congress	Bank of America Center	Lavaca Plaza	One American Center
Year Built	1974	1987	2002	1985	1975	1980	1984
Total GLA	389,503	411,536	446,637	423,842	261,609	118,643	507,014
Total Occupancy	100%	89%	91%	93%	98%	76%	77%
Quoted Rent Rate per SF	$23.00-$25.00	$30.00	$31.00	$26.50	$26.00	$23.00	$27.00
Expense Basis	Triple Net	Triple Net	Triple Net	Triple Net	Triple Net	Triple Net	Triple Net

(1)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Chase Tower Property:

Office Sales Comparables(1)
Property Name	City, State	Sale Date	Year Built	NRA (SF)	Sale Price	Adjusted Sale Price(2)	Adjusted Sale Price per SF	Occupancy
816 Congress	Austin, TX	April 2013	1983	431,575	$102,400,000	$107,714,000	$249.58	78%
Austin Centre	Austin, TX	April 2013	1985	319,660	$76,500,000	$83,699,224	$261.84	71%
Bank of America Center	Austin, TX	April 2013	1975	254,382	$75,000,000	$75,000,000	$294.83	88%
Lavaca Plaza	Austin, TX	December 2012	1980	118,643	$32,000,000	$33,309,269	$280.75	87%
Capitol Tower	Austin, TX	May 2012	1985	169,852	$49,000,000	$49,000,000	$288.49	92%

(1)	Source: Appraisal.
(2)
For certain of the sales comparables, the appraiser made adjustments for deferred maintenance and lease-up costs to the actual sale prices to account for the fact that the sales occurred on a non-stabilized basis.

■
The Borrower.  The borrower is 221 West Sixth Street, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Chase Tower Loan.  The guarantor of the non-recourse carveouts is Pengo Industries, Inc., an investment holding company owned by Randall D. Smith and his affiliate entities.

■	Escrows. On the origination date the borrower funded a reserve of $788,330 for real estate taxes.

On each due date the borrower is required to fund the following reserves:  (a) one-twelfth of the taxes that the lender estimates will be payable during the ensuing 12 months and (b) one-twelfth of insurance premiums that the lender estimates will be payable during the ensuing 12 months provided that the insurance escrows are not required so long as (i) all insurance premiums are being paid timely and the lender receives prompt evidence of such payment no later than five days prior to the due date of such payment, and (ii) no Chase Tower Trigger Period is in effect and no event of default under the Chase Tower Loan has occurred and is continuing.  In addition, the borrower is required to escrow $6,492 per month ($0.20 per SF per year) for replacement reserves.

Additionally the borrower is required to fund a TI/LC rollover reserve on a monthly basis at a rate equal to $53,557 per month ($1.65 per SF per year).  The reserve will be capped at $2,570,720.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CHASE TOWER

“Chase Tower Trigger Period” means any period (A) commencing upon an event of default, and expiring upon payment in full of the Chase Tower Loan, provided, however, that not more than two times prior to the scheduled maturity date, if the lender accepts the tendered cure of an event of default (which tender the lender is obligated to accept only in certain circumstances and event of default cannot be caused by a bankruptcy event), the Chase Tower Trigger Period will end upon such cure; (B) commencing on the lender’s determination that the debt service coverage ratio for each of the prior two calendar quarters was less than 1.20x, and expiring at such time as the debt service coverage ratio for each of the prior two consecutive calendar quarters was equal to or greater than 1.20x; (C) commencing on the lender’s determination that the debt yield for each of the prior two calendar quarters was less than 7.5%, and expiring at such time as the debt yield for each of the prior two consecutive calendar quarters was equal to or greater than 7.5%; or (D) commencing on the open prepayment date if, on or prior to such date, the borrower does not provide the lender with a refinance commitment in form and substance reasonably satisfactory to the lender. Notwithstanding the foregoing, a Chase Tower Trigger Period will not be deemed to expire (A) in the event that a Chase Tower Trigger Period has commenced, but not expired, for any other reason or (B) after the date that is one year prior to the scheduled maturity date.

■
Lockbox and Cash Management.  The Chase Tower Loan requires a hard lockbox, which is already in place.  The cash management is triggered upon the commencement of the first Chase Tower Trigger Period.  During the continuance of an event of default or Chase Tower Trigger Period, all amounts in the lockbox account or operating account are required to be swept to a lender-controlled cash management account daily.  On each due date during a trigger period the loan documents require that all amounts on deposit in the cash management account be used to pay tax and insurance escrows, debt service, required reserves and operating expenses and all remaining amounts will be reserved in an excess cash flow reserve account.  During the continuance of an event of default, the lender may apply all funds on deposit in the cash management account to amounts payable under the Chase Tower Loan in such order of priority as the lender may determine.

■
Property Management. The Chase Tower Property is managed by Spire Realty Group, LP, an affiliate of the borrower, and by Robbins Parking Texas with respect to the garage located on the Chase Tower Property, pursuant to management agreements. Under the Chase Tower Loan documents, unless the property managers are qualified managers pursuant to the Chase Tower Loan documents, the Chase Tower Property may not be managed by any other party, other than a management company approved by the lender and, at lender’s option, to which a Rating Agency Confirmation has been received. The lender may require the borrower to replace the property manager if (i) the debt service coverage ratio for the immediately preceding two calendar quarters is less than 1.00x, (ii) an event of default occurs and is continuing, (iii) the property manager becomes bankrupt or insolvent or (iv) a material default by the property manager occurs under the management agreement beyond any applicable grace and cure periods.

■
Mezzanine or Subordinate Indebtedness.  The borrower is permitted to incur unsecured indebtedness in connection with the operations of the Chase Tower Property evidenced by promissory note(s) reasonably acceptable to the lender in connection with loan(s) from members of the borrower or owners of indirect interests in the borrower (or other affiliates of the borrower), with each such note subject to a subordination and standstill agreement acceptable to the lender and the aggregate indebtedness of all such loans not exceeding at any one time 5% of the outstanding principal amount of the Chase Tower Loan.

■
Terrorism Insurance.  The property, liability and business interruption insurance coverage required to be maintained under the Chase Tower Loan documents is required to include coverage for losses due to acts of terrorism. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

THREE WESTLAKE PARK

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THREE WESTLAKE PARK

CARTIFACT
Three WestLake Park
550 Westlake Park Boulevard
Houston, TX 77079
KATY FREEWAY
ENERGY CORRIDOR
CITYCENTRE
Memorial Hermann Medical Center
Jersey Village
Aldine
Humble
GEORGE BUSH INTERCONTINENTAL-HOUSTON AIRPORT
North Harris County College
N. BELTWAY 8
NORTHWEST FREEWAY
HARDY TOLL RD
Piney Point Village
Houston Galleria
Houston
DOWNTOWN HOUSTON
Southside Place
Rice University & Stadium
University of Houston
Forest Park Cemetery
Reliant Stadium
Meyerland Plaza
Houston Baptist University
WESTPARK TOLLWAY
Mission Bend
Sugar Land
Missouri City
Stafford
SAM HOUSTON TOLLWAY
SOUTH FWY
WILLIAM P HOBBY AIRPORT
Pearland
HOUSTON SOUTHWEST AIRPORT
WEST HOUSTON AIRPORT
Copperwood Village Shopping Center
Jones Square Shopping Center
CY Fair Stadium
Willowbrook Mall
Sam Houston Race Park
VA Cemetery
W W Thorne Stadium
J K Butler Stadium
Memorial Oaks Cemetery
Darrell Tully Stadium

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THREE WESTLAKE PARK

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THREE WESTLAKE PARK

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Houston, Texas	Cut-off Date Principal Balance		$80,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$190.63
Size (SF)	419,671	Percentage of Initial Pool Balance		6.8%
Total Occupancy as of 12/31/2013	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/31/2013	100.0%	Type of Security		Fee Simple
Year Built / Renovated	1983 / NAP	Mortgage Rate		4.6465%
Appraised Value	$121,150,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
Underwritten Revenues	$14,533,503
Underwritten Expenses	$5,935,652	Escrows
Underwritten Net Operating Income (NOI)	$8,597,851		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,046,846	Taxes	$462,441	$231,221
Cut-off Date LTV Ratio	66.0%	Insurance	$0	$0
Maturity Date LTV Ratio	60.6%	Replacement Reserves	$0	$6,995
DSCR Based on Underwritten NOI / NCF	1.74x / 1.63x	TI/LC(1)	$0	$8,333
Debt Yield Based on Underwritten NOI / NCF	10.7% / 10.1%	Other(2)	$1,219,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$80,000,000	100.0%	Loan Payoff	$56,625,838	70.8%
			Principal Equity Distribution	21,007,304	26.3
			Reserves	1,681,441	2.1
			Closing Costs	685,417	0.9
Total Sources	$80,000,000	100.0%	Total Uses	$80,000,000	100.0%

(1)	The TI/LC reserve is capped at $500,000 except as described under “—Escrows” below.
(2)	Other upfront reserve represents an unfunded obligations reserve for unpaid TI/LC allowances. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Three WestLake Park Loan”) is evidenced by a note in the original principal amount of $80,000,000 and is secured by a first mortgage encumbering an office building located in Houston, Texas (the “Three WestLake Park Property”).  The Three WestLake Park Loan was originated by Goldman Sachs Mortgage Company on January 31, 2014 and represents approximately 6.8% of the Initial Pool Balance.  The note evidencing the Three WestLake Park Loan has an outstanding principal balance as of the Cut-off Date of $80,000,000 and has an interest rate of 4.6465% per annum.  The borrower utilized the proceeds of the Three WestLake Park Loan to refinance the existing debt on the Three WestLake Park Property and make distributions to the investors in the Master Tenant, described under “—The Borrower”.

The Three WestLake Park Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date.  The Three WestLake Park Loan requires monthly payments of interest only for the initial 60 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date is the due date in February 2024. The Three WestLake Park Loan may be voluntarily prepaid on any date on or after January 31, 2015 with the payment of a prepayment fee equal the greater of (a) a yield maintenance premium or (b) an amount equal to 1% of the amount prepaid. Voluntary prepayment of the Three WestLake Park Loan is permitted on or after the due date occurring in November 2023 without payment of any yield maintenance or prepayment premium.

■
The Mortgaged Property.  The Three WestLake Park Property is a 19-story, Class A office building containing approximately 419,671 SF located in Houston, Texas. The Three WestLake Park Property was constructed in 1983 and is located just south of Interstate 10 within WestLake Park, a 2.3 million SF office complex situated on 58 acres in the center of Houston’s Energy Corridor submarket. The Three WestLake Park Property also features a seven-level parking garage containing 1,100 parking spaces (which is part of the collateral). In addition, there are 11 surface parking spaces that are also part of the collateral for a total of 1,111 parking spaces. Tenants at the Three WestLake Park Property include ConocoPhillips Company (57.7% of the total SF) (“Conoco”), BP Corporation North America, Inc (40.8% of total SF) (“BP”), Stream Realty (0.8% of the total SF), Sumit Chandra (Deli) (0.4% of total SF) and Advancial Federal Credit Union (0.3% of total SF). As of December 31, 2013, the Total Occupancy and Owned Occupancy were both 100.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THREE WESTLAKE PARK

The following table presents certain information relating to the tenants at the Three WestLake Park Property:

Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
ConocoPhillips Company	A / A1 / A	242,052	57.7%	$5,688,222	63.2%	$23.50	2/28/2019	NA
BP Corporation North America, Inc	A / A2 / A	171,122	40.8	3,195,044	35.5	18.67	11/30/2016	1, 5-year option
Stream Realty	NR / NR / NR	3,275	0.8	75,325	0.8	23.00	MTM	NA
Advancial Federal Credit Union	NR / NR / NR	1,405	0.3	33,018	0.4	23.50	11/30/2016	NA
Sumit Chandra (Deli)	NR / NR / NR	1,817	0.4	9,085	0.1	5.00	6/30/2014	NA
Owned Tenants		419,671	100.0%	$9,000,694	100.0%	$21.45
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. Owned Tenants		419,671	100.0%	$9,000,694	100.0%	$21.45

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Three WestLake Park Property, assuming no extension options are exercised:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	3,275	0.8%	0.8%	$75,325	0.8%	$23.00	1
2014	1,817	0.4	1.2%	9,085	0.1	5.00	1
2015	0	0.0	1.2%	0	0.0	0.00	0
2016	172,527	41.1	42.3%	3,228,062	35.9	18.71	2
2017	0	0.0	42.3%	0	0.0	0.00	0
2018	0	0.0	42.3%	0	0.0	0.00	0
2019	242,052	57.7	100.0%	5,688,222	63.2	23.50	1
2020	0	0.0	100.0%	0	0.0	0.00	0
2021	0	0.0	100.0%	0	0.0	0.00	0
2022	0	0.0	100.0%	0	0.0	0.00	0
2023	0	0.0	100.0%	0	0.0	0.00	0
2024	0	0.0	100.0%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	419,671	100.0%		$9,000,694	100.0%	$21.45	5

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Three WestLake Park Property:

Historical Leased %(1)
	2011	2012	As of 12/31/2013
Owned Space	100.0%	100.0%	100.0%

(1)	Per the tenant leases which reflects average occupancy for the indicated year. Figures exclude the basement storage space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THREE WESTLAKE PARK

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Three WestLake Park Property:

Cash Flow Analysis(1)
	2011	2012	TTM 11/30/2013(2)	Underwritten(3)	Underwritten $ per SF
Base Rent	$7,336,566	$8,003,719	$7,103,032	$9,000,694	$21.45
Contractual Rent Steps	0	0	0	278,042	0.66
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$7,336,566	$8,003,719	$7,103,032	$9,278,735	$22.11
Total Reimbursables	4,917,182	5,214,215	5,574,747	5,783,320	13.78
Parking Income	192,215	91,735	63,980	63,980	0.15
Other Income(4)	179,208	214,495	172,389	172,389	0.41
Vacancy & Credit Loss	0	0	0	(764,921)	(1.82)
Effective Gross Income	$12,625,171	$13,524,164	$12,914,148	$14,533,503	$34.63

Total Operating Expenses	$5,048,874	$5,430,430	$5,862,729	$5,935,652	$14.14

Net Operating Income	$7,576,297	$8,093,734	$7,051,419	$8,597,851	$20.49
TI/LC	0	0	0	471,591	1.12
Capital Expenditures	0	0	0	79,415	0.19
Net Cash Flow	$7,576,297	$8,093,734	$7,051,419	$8,046,846	$19.17

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Per the Conoco lease, the tenant was able to use remaining TI allowance as rent abatement.  The abatement was approximately $1.45 million and was applied in monthly installments of $131,368 per month commencing in April 2013 and ending in February 2014.

(3)	Underwritten cash flow based on contractual rents as of 12/31/2013 and rent steps through 4/30/2015.
(4)	Other income includes antenna income, after hour/extra utility reimbursement, administrative fees and other items.

■	Appraisal. According to the appraisal, the Three WestLake Park Property had an “as-is” appraised value of $121,150,000 as of an effective date of January 9, 2014.

■
Environmental Matters. According to a Phase I environmental report dated January 17, 2014 there are no recognized environmental conditions or recommendations for further action other than a recommendation for the continued implementation of the existing asbestos operations and maintenance (O&M) plan at the Three WestLake Park Property.

■
Market Overview and Competition.  The Three WestLake Park Property is located within the Katy Freeway West submarket, which contains approximately 22.7 million SF of office space with an average vacancy level of 4.2% as of the 4th quarter 2013, and rents with an average asking rate of $27.75 per SF. Class A office space in the submarket totaled 12.1 million SF with an average vacancy level of 1.6% as of the 4th quarter 2013, and rents with an average asking rate of $31.01 per SF. The Three WestLake Park Property’s competitive set in the submarket has an average occupancy rate of 100% and rental rates ranging from of $21.00-$23.00 per SF.  As of 2013, the population within a three mile radius was approximately 63,434 and had an estimated average household income of $100,296.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Three WestLake Park Property:

Office Lease Comparables(1)
	Three WestLake Park	1401 Enclave Parkway	Eldridge Place I & II	Eldridge Place III	Plaza at Enclave	Two Westlake Park
Year Built	1983	1999	1986	2009	2008	1982
Total GLA	419,671	209,185	519,739	305,885	344,296	388,142
Total Occupancy	100%	100%	100%	100%	100%	100%
Quoted Rent Rate per SF	NA	$23.00	$23.00	$23.00	$22.00	$21.00
Expense Basis	NNN	NNN	NNN	NNN	NNN	NNN

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THREE WESTLAKE PARK

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Three WestLake Park Property:

Office Sales Comparables(1)
Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
Three WestLake Park	Houston, TX	NAP	1983	419,671	NA	NA	100%
Waterway Plaza I & II Office	The Woodlands, TX	June 2013	2000	366,074	$124,500,000	$340.10	98%
Westchase Park	Houston, TX	December 2012	2009	272,361	$82,000,000	$305.66	98%
Plaza at Enclave	Houston, TX	January 2012	2008	344,296	$107,500,000	$312.23	96%
Westway II - GE Oil & Gas	Houston, TX	September 2011	2009	242,374	$70,300,000	$290.05	100%
Energy Center II	Houston, TX	June 2011	2008	303,299	$92,600,000	$305.31	100%

(1)	Source: Appraisal.

■
The Borrower.  The borrower and fee owner of the Three WestLake Park Property is Westlake Three Owner Corp., a single-purpose, single-asset entity. The non-recourse carveout guarantor is Prism Office Holdings LLC.  In order to comply with certain aspects of Shari’ah law, the borrower, as master lessor, entered into a master lease agreement with another single-purpose, single-asset entity, Westlake Three Tenant LLC, as master tenant (the “Master Tenant”).  The Master Tenant is responsible for day-to-day operations of the Three WestLake Park Property and, pursuant to the terms of the master lease agreement, the Master Tenant is obligated to remit all rents and any other income generated by the Three WestLake Park Property to a lender-controlled lockbox account, which amounts are applied in accordance with the terms of the loan documents.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Three WestLake Park Loan.

At origination, the lender received a fee mortgage from the borrower on its interest in the Three WestLake Park Property.  In addition, the lender secured a full subordination of the master lease to the lender’s fee mortgage.  See “Risk Factors—Risks of Shari’ah Compliant Loans” in the Free Writing Prospectus.

■
Escrows. On the origination date the borrower funded (a) a tax reserve of $462,441 and (b) an unfunded obligations reserve of $1,219,000.  On each due date, the borrower is required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period, (ii) in the absence of a blanket insurance policy or if there is an event of default, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period, (iii) a capital expenditure reserve in the monthly amount of $6,995 and (iv) a tenant improvement and leasing commissions reserve in the monthly amount of $8,333, capped at $500,000, but increasing to $6,000,000 during a Three WestLake Park Rollover Trigger Period.

■
Lockbox and Cash Management. The Three WestLake Park Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct (or cause the Master Tenant to direct) the tenants to pay their rents directly to a lender-controlled lockbox account.  The loan documents also require that all rents received by the borrower, the Master Tenant or the property manager be deposited into the lockbox account within one business day after receipt.  All amounts in the lockbox account are required to be swept on a daily basis to a lender-controlled cash management account.  On each due date not occurring during a Three WestLake Park Trigger Period or during a continuing event of default, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and that all remaining amounts be deposited into a borrower-controlled account containing only amounts relating to the Three WestLake Park Loan (the “Destination Account”).  On each due date during a Three WestLake Park Rollover Trigger Period (including during the continuance of an event of default until the Three WestLake Park Loan has been accelerated), the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and that all remaining amounts be reserved in a tenant improvements and leasing commissions reserve account.  On each due date during a Three WestLake Park DSCR Trigger Period or until the acceleration of the Three WestLake Park Loan during the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THREE WESTLAKE PARK

continuance of an event of default under the Three WestLake Park Loan, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and that all remaining amounts be reserved in an excess cash flow reserve account.  On each due date during a Three WestLake Park Financial Reporting Trigger Period, to the extent there is not a continuing event of default under the Three WestLake Park Loan or another Three WestLake Park Trigger Period, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and that all remaining amounts be deposited into the Destination Account.

If no Three WestLake Park Trigger Period or event of default is continuing, all amounts in the excess cash flow reserve account are required to be swept into the cash management account on the first due date after which the borrower delivers evidence reasonably satisfactory to the lender that no Three WestLake Park Trigger Period is then continuing.  During the continuance of an event of default, the lender may apply all funds on deposit in the cash management account to amounts payable under the Three WestLake Park Loan in such order of priority as the lender may determine.

A “Three WestLake Park Trigger Period” means the period (1) commencing as of the last day of any fiscal quarter in which the debt service coverage ratio (as calculated under the loan documents) for the trailing 12-month period is less than 1.20x, and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the preceding 12-month period is greater than 1.20x (a “Three WestLake Park DSCR Trigger Period”); (2) commencing upon the borrower’s failure to deliver the required annual, quarterly and monthly financial reports (subject to notice and cure provisions) and ending when such financial reports are delivered (a “Three WestLake Park Financial Reporting Trigger Period”) and (3) (I) commencing as of (a) the date Conoco or BP gives notice of an intent to terminate its lease or (b) if BP fails to renew its lease for a term of at least 5 years on or before December 1, 2015 or Conoco fails to renew its lease for a term of at least 5 years on or before January 1, 2018 until among other conditions, (x) the time Conoco or BP enters into a renewal or extension of its lease in accordance with the loan agreement and there is an amount reserved at least equal to the related tenant improvements, leasing commissions owed, or free or abated rent granted, (y) the replacement of Conoco or BP with one or more qualifying leases with credit tenants that do not contain a termination option that can be exercised prior to the commencement of the lease and there is an amount reserved at least equal to the related tenant improvements, leasing commissions owed, or free or abated rent granted or (z) the replacement of Conoco or BP with one or more approved substitute leases; (II) any period from the date Conoco or BP goes dark, discontinues its operations or business in all or substantially all of its premises, vacates or is otherwise not in occupancy of all or substantially all of its premises for a period of 30 or more consecutive days (not including any vacancy caused by a casualty, condemnation, renovation or alteration pursuant to the applicable lease) until either (a) the borrower provides evidence reasonably satisfactory to the lender that Conoco or BP, as applicable has recommenced its business and operations in at least 95% of its premises and is paying normal monthly rent, (b) the replacement of Conoco or BP with one or more qualifying leases with credit tenants that do not contain a termination option that can be exercised prior to the commencement of the lease and there is an amount reserved at least equal to the related tenant improvements leasing commissions owed, or free or abated rent granted or (c) the replacement of Conoco or BP with one or more approved substitute leases; (III) any period from the date of the filing of a bankruptcy petition by or against Conoco or BP or the guarantor under the related lease under the Bankruptcy Code  until, either (a) Conoco or BP has affirmed its lease during the bankruptcy proceeding, is paying normal monthly rent and is otherwise in compliance with the terms of its lease, (b) the replacement of Conoco or BP with one or more qualifying leases with credit tenants that do not contain a termination option that can be exercised prior to the commencement of the lease and there is an amount reserved at least equal to the related tenant improvements, leasing commissions owed, or free or abated rent granted or (c) the replacement of Conoco or BP with one or more approved substitute leases (a “Three WestLake Park Rollover Trigger Period”).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THREE WESTLAKE PARK

■
Property Management. The Three WestLake Park Property is currently managed by Stream Realty Partners-Houston, L.P. pursuant to a management agreement.  Under the loan documents, the Three WestLake Park Property may not be managed by any other party, other than a list of pre-approved property managers contained in the loan agreement, Interventure Advisors, LP (so long as it is an affiliate of the guarantor), or a management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received unless lender requests a termination of the existing management agreement.  The lender may replace or require the borrower to replace the property manager during the continuance of an event of default for 90 days or more under the Three WestLake Park Loan unless the property manager is an affiliate of the borrower, Master Tenant or guarantor, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a default that would result in a material adverse effect on the value of the Three WestLake Park Property or any portion of the Three WestLake Park Property by the property manager under the management agreement (after the expiration of any applicable notice and/or cure period), if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Three WestLake Park Property, plus twelve months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Three WestLake Park Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the Three WestLake Park Property and business interruption/rental loss insurance required under the loan documents on a stand-alone basis (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available on the current market rates with funds equal to such amount, in either such case with a deductible not exceeding $100,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence reasonably satisfactory to the lender that the insurance premiums for the Three WestLake Park Property are separately allocated to the Three WestLake Park Property under the blanket policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

WALGREENS SHOPPING CENTER PORTFOLIO #1

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALGREENS SHOPPING CENTER PORTFOLIO #1

CARTIFACT
Timonium
Towson
Carney
Randallstown
Pikesville
Parkville
Mt Airy
Green Valley
Woodstock
Woodlawn
Baltimore
Ellicott City
Dundalk
Dayton
Columbia
MARYLAND
Germantown
Glen Burnie
Jessup
Olney
Gaithersburg
Severn
Pasadena
Laurel
Rockville
Fairland
Odenton
Severna Park
Aspen Hill
White Oak
Potomac
Bowie
College Park
Bethesda
Crofton
Annapolis
Reston
Silver Spring
Takoma Park
McLean
Washington
Mitchellville
Vienna
Kettering
Arlington
Capitol Heights
Harwood
Fairfax
Annandale
Alexandria
VIRGINIA
Camp Springs
Burke
Clinton
Tracys Landing
Chesapeake Bay
Newington
Croom
Chesapeake Beach
Friendly
Woodbridge

WALGREENS SHOPPING CENTER PORTFOLIO #1

	Property Name	Address	City	State	Zip Code
1	Takoma Park	1329 University Boulevard East	Takoma Park	Maryland	20912
2	Vienna	225 Maple Avenue East	Vienna	Virginia	22810
3	Pikesville	1510 Reisterstown Road	Pikesville	Maryland	21208

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALGREENS SHOPPING CENTER PORTFOLIO #1

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller		CGMRC
Location (City/State)	Various	Cut-off Date Principal Balance		$48,375,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$279.60
Size (SF)	173,012	Percentage of Initial Pool Balance		4.1%
Total Occupancy as of 12/15/2013	94.6%	Number of Related Mortgage Loans(1)		3
Owned Occupancy as of 12/15/2013	94.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate		5.0400%
Appraised Value	$64,500,000	Original Term to Maturity (Months)		84
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		55
Underwritten Revenues	$5,541,779
Underwritten Expenses	$1,279,864	Escrows
Underwritten Net Operating Income (NOI)	$4,261,915		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,152,230	Taxes	$312,941	$52,157
Cut-off Date LTV Ratio	75.0%	Insurance	$10,705	$2,141
Maturity Date LTV Ratio	72.4%	Replacement Reserves(2)	$276,597	$0
DSCR Based on Underwritten NOI / NCF	1.36x / 1.33x	TI/LC(3)	$691,494	$0
Debt Yield Based on Underwritten NOI / NCF	8.8% / 8.6%	Other(4)	$1,058,572	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$48,375,000	73.3%	Purchase Price	$62,600,000	94.9%
Principal’s New Cash Contribution	16,009,036	24.3	Reserves	2,350,309	3.6
Other Sources	1,580,149	2.4	Closing Costs	1,013,875	1.5

Total Sources	$65,964,185	100.0%	Total Uses	$65,964,185	100.0%

(1)	An indirect owner of the borrowers is also an indirect owner of the borrowers of the Walgreens Shopping Center Portfolio #2 Loan and the Walgreens Shopping Center Portfolio #3 Loan.
(2)
$2,163 is required to be deposited into the replacement reserve on each due date following the date on which funds on deposit in such account are less than $69,149, capped at $110,639.  See “—Escrows” below.

(3)
$7,209 is required to be deposited into the TI/LC reserve on each due date following the date on which funds on deposit in such account are less than $138,299, capped at $276,597.  See “—Escrows” below.

(4)
Other upfront reserves of $1,058,572 represent: (i) a deferred maintenance reserve ($622,725), (ii) an environmental reserve ($300,625), (iii) an unfunded free rent obligations reserve ($99,803), and (iv) an unfunded tenant obligations reserve ($35,419).  See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Walgreens Shopping Center Portfolio #1 Loan”) is evidenced by a note in the original principal amount of $48,375,000 and is secured by a first mortgage encumbering the borrowers’ fee interest in three retail centers (collectively, the “Walgreens Shopping Center Portfolio #1 Properties”).  The Walgreens Shopping Center Portfolio #1 Loan was originated by Citigroup Global Markets Realty Corp. as of December 31, 2013 and represents approximately 4.1% of the Initial Pool Balance.  The note evidencing the Walgreens Shopping Center Portfolio #1 Loan has an outstanding principal balance as of the Cut-off Date of $48,375,000 and has an interest rate of 5.0400% per annum.  The borrowers utilized the proceeds of the Walgreens Shopping Center Portfolio #1 Loan to acquire the Walgreens Shopping Center Portfolio #1 Properties.

The Walgreens Shopping Center Portfolio #1 Loan had an initial term of 84 months and has a remaining term of 81 months as of the Cut-off Date.  The Walgreens Shopping Center Portfolio #1 Loan requires monthly payments of interest only for the initial 55 months, followed by monthly payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date is the due date in January 2021.  Voluntary prepayment of the Walgreens Shopping Center Portfolio #1 Loan is permitted on or after the due date in October 2020.  Total defeasance of the Walgreens Shopping Center Portfolio #1 Loan with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the Walgreens Shopping Center Portfolio #1 Loan documents is permitted at any time after the second anniversary of the securitization Closing Date.

■
The Mortgaged Properties.  The Walgreens Shopping Center Portfolio #1 Properties consist of three anchored retail properties located in Maryland and Virginia which were constructed between 1949 and 2011.  The collateral securing the Walgreens Shopping Center Portfolio #1 Loan totals approximately 173,012 SF and includes tenants operating as Walgreens, Aldi Supermarket, and Petco.  As of December 15, 2013, Total Occupancy and Owned Occupancy were both 94.6%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALGREENS SHOPPING CENTER PORTFOLIO #1

The following table presents certain information relating to the Walgreens Shopping Center Portfolio #1 Properties:

Property Name	City	State	Total GLA	Occupancy(1)	Allocated Cut-off Date Loan Amount	% of Allocated Cut-off Date Loan Amount	Year Built / Renovated	Appraised Value	UW NCF	UW NCF per SF
Takoma Park	Takoma Park	MD	123,036	94.7%	$28,480,000	58.9%	1949- 2011 / NAP	$35,600,000	$2,483,666	$20.19
Vienna	Vienna	VA	24,500	100.0%	11,700,000	24.2	1974 / 2009	17,100,000	946,944	$38.65
Pikesville	Pikesville	MD	25,476	89.0%	8,195,000	16.9	1964 / 2012	11,800,000	721,620	$28.33
Total / Wtd. Avg.			173,012	94.6%	$48,375,000	100.0%		$64,500,000	$4,152,230	$24.00

(1)	Occupancy as of December 15, 2013.

 The following table presents certain information relating to the major tenants at the Walgreens Shopping Center Portfolio #1 Properties:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name(1)	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Walgreens (Vienna)(3)	NR / Baa1 / BBB	15,000	8.7%	$815,000	16.8%	$54.33	12/31/2088	NA
Walgreens (Pikesville) (3)	NR / Baa1 / BBB	18,476	10.7	680,000	14.0	36.80	12/31/2088	NA
Walgreens (TP)(3)	NR / Baa1 / BBB	15,000	8.7	600,000	12.4	40.00	12/31/2088	NA
Petco (Vienna)	NR / B3 / B	9,500	5.5	247,000	5.1	26.00	12/31/2021	2, 5-year options
Aldi Supermarket (TP)	NR / NR / NR	21,666	12.5	235,509	4.9	10.87	5/31/2028	2, 5-year options
Red Apple Farmers Market (TP)	NR / NR / NR	8,424	4.9	175,863	3.6	20.88	2/28/2022	NA
Discount Mart (TP)	NR / NR / NR	12,250	7.1	168,000	3.5	13.71	12/31/2023	1, 5-year option
Citibank N.A. (TP)	A / Baa2 / A-	3,384	2.0	157,490	3.2	46.54	10/31/2015	1, 5-year option
United States Postal Service (TP)	AAA / Aaa / AA+	5,262	3.0	121,026	2.5	23.00	8/31/2017	NA
7-Eleven (TP)	NR / NR / NR	2,400	1.4	113,112	2.3	47.13	4/30/2018	NA
Ten Largest Tenants		111,362	64.4%	$3,313,000	68.3%	$29.75
Remaining Tenants		52,368	30.3	1,537,148	31.7	29.35
Vacant		9,282	5.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		173,012	100.0%	$4,850,147	100.0%	$28.03

(1)	“TP” means Takoma Park.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)
Walgreens executed three separate 75-year leases, each expiring December 31, 2088, at each of the Walgreens Shopping Center Portfolio #1 Properties upon the borrowers’ acquisition of the Walgreens Shopping Center Portfolio #1 Properties. Walgreens has the option to terminate any or all of its leases with 12 months’ notice, effective as of December 31, 2033 and every five years thereafter  (e.g. December 31, 2038, December 31, 2043, December 31, 2048, etc.) until expiration of the leases on December 31, 2088.

 The following table presents certain information relating to historical leasing at the Walgreens Shopping Center Portfolio #1 Properties:

Historical Leased %(1)
Property Name	2009	2010	2011	2012	As of 12/15/2013
Takoma Park	95.5%	95.9%	77.9%	83.7%	94.7%
Vienna	NAV	100.0%	100.0%	100.0%	100.0%
Pikesville	100.0%	100.0%	100.0%	92.2%	89.0%
Total / Wtd. Avg. Portfolio	NAV	97.1%	84.3%	87.3%	94.6%

(1)	As provided by the borrowers.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALGREENS SHOPPING CENTER PORTFOLIO #1

The following table presents certain information relating to the lease rollover schedule at the Walgreens Shopping Center Portfolio #1 Properties, assuming no extension options are exercised:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	10,007	5.8	5.8%	274,072	5.7	27.39	5
2015	10,479	6.1	11.8%	400,671	8.3	38.24	4
2016	8,156	4.7	16.6%	259,945	5.4	31.87	5
2017	12,785	7.4	23.9%	369,359	7.6	28.89	6
2018	14,267	8.2	32.2%	397,906	8.2	27.89	7
2019	1,500	0.9	33.1%	43,845	0.9	29.23	1
2020	0	0.0	33.1%	0	0.0	0.00	0
2021	11,250	6.5	39.6%	310,105	6.4	27.56	2
2022	9,424	5.4	45.0%	212,994	4.4	22.60	2
2023	15,720	9.1	54.1%	250,741	5.2	15.95	3
2024	0	0.0	54.1%	0	0.0	0.00	0
2025 & Thereafter	70,142	40.5	94.6%	2,330,509	48.1	33.23	4
Vacant	9,282	5.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	173,012	100.0%		$4,850,147	100.0%	$29.62	39

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

■	Operating History and Underwritten Net Cash Flow. The following table presents the Underwritten Net Cash Flow for the Walgreens Shopping Center Portfolio #1 Properties:

Cash Flow Analysis(1)(2)
	Underwritten	Underwritten $ per SF
Base Rent(3)	$4,814,507	$27.83
Contractual Rent Steps	35,640	0.21
Gross Up Vacancy	255,387	1.48
Total Rent	$5,105,534	$29.51
Total Reimbursables	881,442	5.09
Vacancy & Credit Loss	(457,392)	(2.64)
Effective Gross Income	$5,541,779	$32.03

Total Operating Expenses	$1,279,864	$7.40

Net Operating Income	$4,261,915	$24.63
TI/LC	92,383	0.53
Capital Expenditures	17,301	0.10
Net Cash Flow	$4,152,231	$24.00

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	There are no historical operating statements due to the fact that this was an acquisition loan.
(3)	Based on rent rolls dated December 15, 2013.

■
Appraisal.  According to the appraisals, the Walgreens Shopping Center Portfolio #1 Properties had an aggregate “as-is” appraised value of $64,500,000 as of effective dates ranging from November 15, 2013 to November 16, 2013.

■
Environmental Matters. According to the Phase I environmental report, dated November 27, 2013, the Takoma Park property is in the Maryland Department of the Environment (MDE) Voluntary Cleanup Program (VCP) / Land Restoration Program (LRP) effective May 13, 2008. The Takoma Park property was included into the VCP/LRP due to the former dry cleaning, automotive service station, fueling station and printing operations. A Response Action Plan (RAP) was submitted to, and approved by MDE. The Takoma Park property is in the process of monitoring the onsite identified contaminants and providing MDE with update reports on a regular basis. The Phase I environmental report also recommended an asbestos operations and maintenance (O&M) plan at the Takoma Park property which is currently in place.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALGREENS SHOPPING CENTER PORTFOLIO #1

The Phase I environmental report, dated November 25, 2013, indicated that there is a known presence of methyl-tertiary-butyl ether (MTBE) and tetrachloroethylene (PCE) contaminants associated with the current and historical uses of the properties surrounding the Vienna property.  The Phase I environmental report recommended that, if the Vienna property is redeveloped or additional structures are erected on the Vienna property, a vapor barrier be installed as a preventative measure in case MTBE and PCE conditions change in the future due to releases associated with the surrounding properties. The Phase I environmental report also recommended an asbestos O&M plan at the Vienna property which is currently in place.

The Phase I environmental report, dated November 25, 2013 recommended that a file review be conducted at the Maryland Department of the Environment to obtain documentation regarding the adjacent dry cleaning tenant at the Pikesville property. If the file review is determined to be insufficient, the environmental Phase I report recommended that a limited subsurface investigation should be conducted in order to determine the presence or absence of soil and/or groundwater contamination. The Phase I environmental report also recommended an asbestos O&M plan at the Pikesville property which is currently in place.

To mitigate the potential of environmental liability caused by the historic use, present use and future use of the Walgreens Shopping Center Portfolio #1 Properties, an environmental insurance policy was obtained naming lender as an additional loss payee, covering properties including the Walgreens Shopping Center Portfolio #1 Properties, with coverage limits of $2,000,000 per claim and $6,000,000 in aggregate.  In addition, as described below an environmental remediation reserve was established at origination in the amount of $300,625.

■
The Borrowers.  The borrowers are AN WG Pikesville LP, AN WG Takoma LP, and AN WG Vienna LP, each of which is a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Walgreens Shopping Center Portfolio #1 Loan. Elchonon Schwartz, Simon Singer, and Azure Equity LLC are the non-recourse carveout guarantors under the Walgreens Shopping Center Portfolio #1 Loan.

■
Escrows. In connection with the origination of the Walgreens Shopping Center Portfolio #1 Loan, the borrower funded aggregate reserves of $2,350,309, comprised of: (i) $312,941 for real estate taxes, (ii) $10,705 for insurance premiums, (iii) $276,597 for replacement reserves, (iv) $691,494 for tenant improvements and leasing commissions, (v) $622,725 for deferred maintenance, (vi) $300,625 for environmental remediation work at the Takoma Park property, (vii) $99,803 for outstanding free rent obligations and (vii) $35,419 for outstanding tenant improvement and leasing commission obligations.

On each due date, the borrowers are required to fund the following reserves with respect to the Walgreens Shopping Center Portfolio #1 Properties: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding 12-month period, provided, however, that reserve deposits are not required in respect of insurance premiums where the borrowers are maintaining an approved umbrella or blanket policy in accordance with the loan documents; (ii) to the extent that aggregate funds held in the replacement reserve are less than $69,149 until funds on deposit in the replacement reserve are equal to or greater than $110,639, a replacement reserve in the amount of $2,163 and (iii) to the extent that aggregate funds held in the TI/LC reserve are less than $138,299 until amounts on deposit in the TI/LC reserve are equal to or greater than $276,597, a TI/LC reserve in the amount of $7,209.

In addition, on each due date, all excess cash flow from the Walgreens Shopping Center Portfolio #1 Properties after payment of debt service and all required reserves, approved operating expenses and extraordinary operating expenses is (i) if no WSC #1 Trigger Period is then continuing, disbursed to borrower, (ii) if a WSC#1 Go-Dark Trigger Period is continuing, deposited into a reserve account for the individual Walgreens Shopping Center Portfolio #1 Property related to the WSC#1 Go-Dark Trigger Period (a “WSC#1 Go-Dark Reserve”) up to the applicable WSC#1 Go-Dark Reserve Amount, thereafter (A) to borrower, to the extent that the WSC #1 Trigger Period exists solely due to a WSC#1 Go-Dark Trigger Period or (B) if another WSC #1 Trigger Period exists, to be held in the excess cash flow reserve and (iii) if no WSC#1 Go-Dark Trigger Period is then continuing, but a WSC #1 Trigger Period exists, to the excess cash flow reserve.  If a WSC #1 Go-Dark Trigger Event exists with respect to more than one property, the amount of monthly deposit in to each applicable WSC #1 Go-Dark Reserve is allocated pro rata based on the square footage of the applicable Specified Tenant space at each property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALGREENS SHOPPING CENTER PORTFOLIO #1

“Specified Tenant” means Walgreen Co. and any replacement lessee(s) of 80% or more of the space leased to Walgreen Co. at any Walgreens Shopping Center Portfolio #1 Property.

“Specified Tenant Cure Conditions” means each of the following, as applicable (i) the applicable Specified Tenant has cured all monetary and other material defaults under the applicable Specified Tenant lease, (ii) the applicable Specified Tenant (or one or more tenants) is in possession of not less than 80% of the applicable Specified Tenant space, open to the public for business during customary hours, is not “dark” in its space, and is paying full, unabated rent and the debt service coverage ratio is equal to or greater than 1.15x, (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices or has extended or renewed the related lease for a minimum of five years and (iv) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable Specified Tenant lease, the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed its lease.

“WSC#1 Go-Dark Reserve Amount” means for any applicable property, $40.00 times the gross square footage of the applicable Specified Tenant lease relating to the WSC #1 Go-Dark Trigger Period.

A “WSC#1 Go-Dark Trigger Period” means a period (A) commencing upon any Specified Tenant failing to be in possession of not less than 80% of its space (or applicable portion thereof), and/or “going dark” in any Specified Tenant Space (or applicable portion thereof); and (B) expiring upon the earliest to occur of (i) the funds on deposit in the applicable WSC#1 Go-Dark Reserve being equal to the applicable WSC#1 Go-Dark Reserve Amount or (ii) the borrower (1) leasing to one or more tenants at least 80% of the applicable Specified Tenant space, (2) such tenants being in possession of not less than 80% of the applicable Specified Tenant space, not “dark” and are paying full, unabated rent and (3) the amount on deposit in the applicable WSC#1 Go-Dark Reserve being at least equal to the aggregate amount of unpaid tenant improvements and leasing commissions related to the applicable Specified Tenant space.

“WSC#1 ST Trigger Period” means a period (A) commencing upon the first to occur of (i) any Specified Tenant being in monetary or other material default, (ii) a WSC #1 Go-Dark Trigger Period, (iii) any termination or cancellation of any Specified Tenant lease (or notice thereof), (iv) any bankruptcy or similar insolvency of any Specified Tenant and (v) any Specified Tenant failing to extend or renew its lease; and (B) expiring upon (1) the lender’s receipt of evidence of (I) the satisfaction of the Specified Tenant Cure Conditions or (II) the borrower leasing at least 80% of the applicable Specified Tenant space to one or more tenants for at least five years, the applicable tenant or tenants under such lease being in actual, physical occupancy of, and open to the public for business in, the space and paying full rent and (2) a WSC#1 Go-Dark Trigger Period ceasing to exist.

“WSC #1 Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence of an event of default, (ii) the debt service coverage ratio being less than 1.15x, (iii) the occurrence of a WSC#1 ST Trigger Period; and (B) expiring upon (x) with regard to any WSC #1 Trigger Period commenced in connection with clause (i) above, the cure of such event of default, (y) with regard to any WSC #1 Trigger Period commenced in connection with clause (ii) above, the debt service coverage ratio being equal to or greater than 1.20x for two consecutive calendar quarters and (z) with regard to any WSC #1 Trigger Period commenced in connection with clause (iii) above, a WSC#1 ST Trigger Period ceasing to exist.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALGREENS SHOPPING CENTER PORTFOLIO #1

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Lockbox and Cash Management.  The Walgreens Shopping Center Portfolio #1 Loan requires a hard lockbox, and the borrowers are required to direct tenants to pay rent directly to a lender controlled lockbox account.  All funds in the lockbox account will be transferred on each business day to the cash management account, and the lender will apply funds on deposit in the cash management account to pay debt service and fund required reserves in accordance with the loan documents as described above.  During the continuance of an event of default under the Walgreens Shopping Center Portfolio #1 Loan, the lender may apply any funds in the cash management account to amounts payable under the Walgreens Shopping Center Portfolio #1 Loan and/or toward the payment of expenses of the Walgreens Shopping Center Portfolio #1 Properties, in such order of priority as the lender may determine.

If no Walgreens Shopping Center #1 Portfolio Loan event of default is continuing, the lender will disburse to the borrowers all funds in the applicable WSC#1 Go-Dark Reserve for payments or reimbursements of certain permitted tenant improvements, leasing commissions or contract deposits incurred in connection with or at the applicable Specified Tenant space.  Further, if no Walgreens Shopping Center #1 Portfolio Loan event of default is continuing, any funds remaining in the applicable WSC#1 Go-Dark Reserve upon the expiration of the WSC #1 Trigger Period will (i) if the aggregate total occupancy of the applicable Walgreens Shopping Center Portfolio #1 Property (exclusive of the Specified Tenant space) is at least 80% occupied, be deposited into the cash management account and applied in accordance with the cash management provisions of the loan documents, or (ii) if the aggregate total occupancy of the applicable Walgreens Shopping Center Portfolio #1 Property (exclusive of the Specified Tenant space) is less than 80% occupied, be deposited by the lender into the TI/LC reserve account, up to $276,597 with any remaining amounts to be deposited into the cash management account and applied in accordance with the cash management provisions of the loan documents.

If no event of default under the Walgreens Shopping Center #1 Portfolio Loan is continuing, and all TI/LC reserve funds have been expended, the lender will disburse to the borrowers amounts on deposit in the excess cash flow reserve for payment of certain tenant improvements and leasing commissions related to certain leases which have been either approved by lender, if required under the loan documents, or for which lender has reasonably determined are on market terms.  Upon the cure of all WSC #1 Trigger Periods and, to the extent that no Walgreens Shopping Center Portfolio #1 Loan event of default is continuing, any funds remaining in the excess cash flow reserve will be (x) deposited in the TI/LC reserve, to the extent that funds on deposit in the TI/LC reserve are less than $138,299, capped at $276,597 and otherwise (y) disbursed to borrower.

■
Property Management.  The Walgreens Shopping Center Portfolio #1 Properties are currently managed by Nightingale Realty, LLC, an affiliate of the borrowers.  Under the loan documents, the borrowers may replace the property manager or consent to the assignment of the property manager’s rights under the management agreement, in each case, to the extent that (i) no event of default has occurred and is continuing, (ii) the lender receives at least 30 days prior written notice and (iii) the applicable new property manager and property management agreement is approved by the lender (which may be conditioned upon receipt of Rating Agency Confirmation).  The lender may replace (or require the borrowers to replace) the property manager (i) during an event of default by the borrowers under the Walgreens Shopping Center Portfolio #1 Loan, after taking into account any applicable notice and cure periods, (ii) upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager, (iii) upon the debt service coverage ratio being less than 1.05x and/or (iv) if the property manager is in default under the management agreement beyond any applicable notice and cure period.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Walgreens Shopping Center Portfolio #1 Property, plus twelve months of business interruption coverage with an additional six month extended period of indemnity, or until the income is restored to prior level.  The all-risk insurance policy that provides coverage for terrorism insurance is required to contain a deductible that is no higher than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHERATON SUITES HOUSTON

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHERATON SUITES HOUSTON

CARTIFACT
Sheraton Suites Houston
2400 West Loop South
Houston, TX 77027
WEST LOOP
SOUTHWEST FWY
WESTHEIMER RD
SAN FELIPE ST
RICHMOND AVE
POST OAK BLVD
W ALABAMA ST
THE GALLERIA
BLVD PLACE
POST OAK PLAZA
FOUR LEAF TOWERS
WINDSOR PLAZA SHOPPING CENTER
LAKES ON POST OAK
Target
Houston
Pasadena
Sugar Land
Missouri City
Humble
Pearland

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHERATON SUITES HOUSTON

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Houston, Texas	Cut-off Date Principal Balance		$40,700,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$143,816.25
Size (Rooms)	283	Percentage of Initial Pool Balance		3.4%
Total TTM Occupancy as of 2/28/2014	71.4%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 2/28/2014	71.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	2000 / 2013	Mortgage Rate		4.9800%
Appraised Value	$60,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	NAP

Underwritten Revenues	$12,656,601
Underwritten Expenses	$7,942,977
Underwritten Net Operating Income (NOI)	$4,713,624	Escrows
Underwritten Net Cash Flow (NCF)	$4,207,360		Upfront	Monthly
Cut-off Date LTV Ratio	67.8%	Taxes	$250,421	$62,605
Maturity Date LTV Ratio(1)	54.1%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	1.80x / 1.61x	FF&E(2)	$0	$41,667
Debt Yield Based on Underwritten NOI / NCF	11.6% / 10.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$40,700,000	100.0%	Principal Equity Distribution(3)	$23,350,650	57.4%
			Loan Payoff	16,434,501	40.4
			Closing Costs	664,429	1.6
			Reserves	250,421	0.6
Total Sources	$40,700,000	100.0%	Total Uses	$40,700,000	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as-stabilized” appraised value of $61,800,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 55.7%.
(2)	See “—Escrows” below.
(3)	Approximately $6,547,000 of the Principal Equity Distribution amount relates to the reimbursement of a property improvement plan that was completed in September 2013.

■
The Mortgage Loan.  The mortgage loan (the “Sheraton Suites Houston Loan”) is evidenced by a promissory note in the original principal amount of $40,700,000 and is secured by a first mortgage encumbering a 283-room hotel located in Houston, Texas (the “Sheraton Suites Houston Property”).  The Sheraton Suites Houston Loan was originated by Goldman Sachs Mortgage Company on March 14, 2014 and represents approximately 3.4% of the Initial Pool Balance.  The note evidencing the Sheraton Suites Houston Loan has a principal balance as of the Cut-off Date of $40,700,000 and an interest rate of 4.9800% per annum.  The borrower utilized the proceeds of the Sheraton Suites Houston Loan to refinance the existing debt on the Sheraton Suites Houston Property and distribute equity to the principal.

The Sheraton Suites Houston Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date.  The Sheraton Suites Houston Loan requires payments of interest and principal during the term of the loan based on a 30-year amortization schedule.  The scheduled maturity date is the due date occurring in April 2024.  The Sheraton Suites Houston Loan may be voluntarily prepaid on any due date occurring on or after March 14, 2015 with the payment of a prepayment fee equal to the greater of (a) a yield maintenance premium or (b) an amount equal to 1% of the amount prepaid. Voluntary prepayment of the Sheraton Suites Houston Loan is permitted on or after the due date occurring in January 2024 without payment of any yield maintenance or prepayment premium.

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The Mortgaged Property. The Sheraton Suites Houston Property is a 283-room hotel located in Houston, Texas. The Sheraton Suites Houston Property was constructed in 2000 and underwent an approximately $6,547,000 property improvement plan in 2013. The Sheraton Suites Houston Property features a newly renovated Sheraton Club Lounge, an outdoor pool, a fitness center, a business center, an off-site outsourced dry cleaning service and full valet parking facilities. In addition, the Sheraton Suites Houston Property includes two food and beverage outlets and includes 8,438 SF of meeting space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHERATON SUITES HOUSTON

The following table presents certain information relating to the 2013 demand analysis with respect to the Sheraton Suites Houston Property based on market segmentation, as provided in the appraisal for the Sheraton Suites Houston Property:

2013 Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial
Sheraton Suites Houston	20.0%	10.0%	70.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the TTM period through January 31, 2014 penetration rates relating to the Sheraton Suites Houston Property and various market segments, as provided in the January 2014 travel research report for the Sheraton Suites Houston Property:

TTM Through January 31, 2014 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Sheraton Suites Houston	97.1%	95.1%	92.3%

(1)	Source: January 2014 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Sheraton Suites Houston Property:

Sheraton Suites Houston(1)
	2011	2012	TTM 2/28/2014
Occupancy	78.5%	83.8%	71.4%
ADR	$117.94	$122.87	$142.03
RevPAR	$92.63	$102.91	$101.43

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Sheraton Suites Houston Property:

Cash Flow Analysis(1)

	2011	2012	TTM 2/28/2014(2)	Underwritten	Underwritten $ per Room
Rooms Revenue	$9,500,396	$10,555,305	$10,440,057	$11,377,076	$40,202
Telephone Revenue	30,275	26,207	27,283	74,831	264
Other Revenue(3)	1,056,579	1,212,154	1,049,592	1,204,693	4,257
Total Revenue	$10,587,250	$11,793,666	$11,516,932	$12,656,601	$44,723

Room Expense	$1,956,962	$2,044,623	$2,026,261	$2,257,670	$7,978
Telephone Expense	97,979	93,529	106,453	110,107	389
Other Expense	253,916	248,482	239,396	247,373	874
Total Departmental Expense	$2,308,857	$2,386,634	$2,372,110	$2,615,149	$9,241
Total Undistributed Expense	3,809,147	4,026,690	4,214,621	4,325,689	15,285
Total Fixed Charges	886,524	886,656	1,123,622	1,002,139	3,541
Total Operating Expenses	$7,004,528	$7,299,980	$7,710,353	$7,942,977	$28,067

Net Operating Income	$3,582,722	$4,493,686	$3,806,579	$4,713,624	$16,656
FF&E	423,490	471,746	460,677	506,264	1,789
Net Cash Flow	$3,159,232	$4,021,940	$3,345,902	$4,207,360	$14,867

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Property performance was affected by an approximately $6,547,000 property improvement plan that was completed in September 2013.
(3)	Other revenue includes parking, vending commissions, laundry revenue, gift shop income and other miscellaneous revenue.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHERATON SUITES HOUSTON

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Appraisal.  According to the appraisal, the Sheraton Suites Houston Property had an “as-is” appraised value of $60,000,000 as of January 31, 2014 and an “as-stabilized” value of $61,800,000 as of January 31, 2015.

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Environmental Matters.  According to a Phase I environmental report, dated February 11, 2014, there are no recognized environmental conditions or recommendations for further action at the Sheraton Suites Houston Property.

■
Market Overview and Competition.  The Sheraton Suites Houston Property is located along the West Loop and sits adjacent to the Houston Galleria Mall. The Sheraton Suites Houston Property and its competitive set have an average occupancy of 69.0%, ADR of $154.35, and RevPAR of $106.32 as of the trailing twelve-month period ended September 30, 2013.

The following table presents certain information relating to the primary competition for the Sheraton Suites Houston Property:

Property	Number of Rooms	Year Built	TTM 9/30/2013 Occupancy	TTM 9/30/2013 ADR	TTM 9/30/2013 RevPAR
Sheraton Suites Houston	283	2000	74%	$137.55	$101.51
Royal Sonesta (former Intercontinental)	485	1984	64%	$130.82	$83.07
Hilton Post Oak (former Doubletree)	448	1982	70%	$186.09	$130.26
Marriott West Loop	301	1976	65%	$147.96	$96.62
Doubletree Guest Suites	380	1981	72%	$157.89	$114.00
Hotel Derek	312	1979	71%	$159.30	$112.47

Source: Appraisal.

■
The Borrower.  The borrower is GS Hotel Investment L.L.C., a single-purpose, single-asset entity formed solely for the purpose of owning and operating the Sheraton Suites Houston Property.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Sheraton Suites Houston Loan.  Wedge Hotels Corporation is the non-recourse carveout guarantor under the Sheraton Suites Houston Loan.

■
Escrows.  At origination, the borrower funded a tax reserve of $250,421. On each due date, the borrower is required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period, (ii) in the absence of a blanket insurance policy or if there is an event of default, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period and (iii) an FF&E reserve equal to (a) on each due date through and including the due date in April 2015, $41,667 and (b) beginning on the due date in May 2015, the greater of (i) one-twelfth of 4% of the operating income of the Sheraton Suites Houston Property for the previous twelve-month period, as determined annually on the last day of March based on the quarterly operating statements required to be delivered by the borrower or (ii) the monthly amount required to be reserved pursuant to the hotel franchise agreement for the replacement of FF&E.

■
Lockbox and Cash Management.  The Sheraton Suites Houston Loan requires a hard lockbox, which is already in place and a springing cash management account, which was established at origination.  The borrower was required to instruct each credit card company to remit credit card receivables directly to the lockbox account.  To the extent the borrower or property manager receives any amounts that should have been deposited directly into the lockbox account, the borrower is required to deposit such amounts into the appropriate account within one business day following receipt, except that revenues received in the form of credit card receipts which are not otherwise deposited directly into the lockbox account as required, will be deposited into the lockbox account within three business days of receipt.  If no Sheraton Suites Houston Trigger Period or event of default is continuing, all funds in the lockbox account will be swept on a daily basis into a borrower-controlled operating account.  During a Sheraton Suites Houston Trigger Period or event of default, all amounts in the lockbox account and the operating account will be remitted to a lender-controlled cash management account.  On each due date during a Sheraton Suites Houston Trigger Period or an event of default, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and that all remaining amounts be reserved in an excess cash flow reserve account.  During the continuance of an event of default, lender may apply all funds on deposit in the cash management account to amounts payable under the Sheraton Suites Houston Loan in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHERATON SUITES HOUSTON

A “Sheraton Suites Houston Trigger Period” means the period, beginning with the fiscal quarter ending in September 2014 (i) commencing as of the conclusion of any twelve-month period (ending on the last day of any fiscal quarter) during which the net operating income (as calculated under the Sheraton Suites Houston Loan documents) is less than $3,547,634.80, and ending at the conclusion of the next fiscal quarter for which the net operating income for the trailing twelve-month period is equal to or greater than $3,547,634.80; (ii) commencing upon the borrower’s failure to deliver the required annual, quarterly and monthly financial reports and ending when such financial reports are delivered, if no trigger period under clause (i) has commenced or (iii) any period from March 6, 2019 to the date upon which the borrower delivers (a) a replacement franchise agreement from a franchisor acceptable to the lender, for a term no less than three years beyond the maturity date and (b) a comfort letter relating to such franchise agreement and, to the extent a property improvement plan is required as a condition of obtaining a new franchise agreement, until the completion of the property improvement plan to the franchisor’s and the lender’s satisfaction.

■
Property Management.  The Sheraton Suites Houston Property is currently managed by Wedge Properties Management Corporation and GS Hotel Management, L.L.C., pursuant to separate management agreements. Wedge Properties Management Corporation and GS Hotel Management, L.L.C. are affiliates of the borrower. Under the loan documents, the Sheraton Suites Houston Property may also be managed by any affiliate of the individuals specified in the loan documents, or any other management company reasonably approved by the lender and with respect to which Rating Agency Confirmation has been received.  During the continuance of an event of default under the Sheraton Suites Houston Loan, or following any foreclosure, conveyance in lieu of foreclosure or any similar transaction, or during the continuance of a material default by a property manager under the related management agreement (after the expiration of any applicable notice and/or cure periods), or if a property manager files or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for a property manager’s assets or a property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, the lender has the right to replace or require the borrower to replace such property manager in accordance with the management agreement and the loan documents.  Subject to the terms of a consent and agreement of manager and subordination of management agreement, following a foreclosure on the Sheraton Suites Houston Property, each property manager has agreed to recognize any subsequent owner of the Sheraton Suites Houston Property as the “owner” under the related management agreement.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as such terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Sheraton Suites Houston Property (plus eighteen months of rental loss and/or business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, borrower is required to carry terrorism insurance throughout the term of the Sheraton Suites Houston Loan as required by the preceding sentence, but in such event borrower will not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, borrower must purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $100,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Sheraton Suites Houston Property are separately allocated under the blanket policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgage Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENVILLE CENTER

Talbots

JANSSEN'S
MARKET

LONG & FOSTER REALTORS
CHRISTIE'S

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENVILLE CENTER

CARTIFACT
PENNSYLVANIA
DELAWARE
Greenville Center
3801 Kennett Pike
Wilmington, DE 19807
Wilmington
Elsmere
Newark
New Castle
Ardentown
Brandywine Town Center
Concord Mall
Widener University School Of Law
Fairfax Shopping Center
Alfred Dupont Hospital For Children
Miller Shopping Center
Riverview Cemetery
Merchants Square
Silverbrook Memorial Park
Cathedral Cemetery
Prices Corner
Kirkwood Plaza Shopping Center
Midway Shopping Center
Daniel S Frawley Stadium
Delaware Park Racetrack And Casino
Christiana Care Health System
Delaware Technical Cc
Strawbridge Christiana Mall
University Plaza
New Castle Square Mall
NEW CASTLE AIRPORT
Wilmington University New Castle
Penn Mart Shopping Center
Airport Shopping Center
Gracelawn Memorial Park
Branmar Plaza
Delaware River
Philadelphia
Trenton
Wilmington
PENNSYLVANIA
NEW JERSEY

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENVILLE CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENVILLE CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Wilmington, Delaware	Cut-off Date Principal Balance	$37,500,000
Property Type(1)	Mixed Use	Cut-off Date Principal Balance per SF	$274.46
Size (SF)	136,631	Percentage of Initial Pool Balance	3.2%
Total Occupancy as of 1/27/2014	91.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 1/27/2014	91.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1962 / 2004	Mortgage Rate	4.9900%
Appraised Value	$50,600,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	36
Underwritten Revenues	$4,253,963
Underwritten Expenses	$975,687	Escrows
Underwritten Net Operating Income (NOI)	$3,278,277		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,111,552	Taxes	$138,079	$17,260
Cut-off Date LTV Ratio	74.1%	Insurance	$0	$0
Maturity Date LTV Ratio	65.6%	Replacement Reserves(2)	$0	$2,277
DSCR Based on Underwritten NOI / NCF	1.36x / 1.29x	TI/LC(3)	$0	$11,386
Debt Yield Based on Underwritten NOI / NCF	8.7% / 8.3%	Other(4)	$389,926	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$37,500,000	100.0%	Loan Payoff	$23,656,451	63.1%
			Principal Equity Distribution	12,983,903	34.6
			Reserves	528,005	1.4
			Closing Costs	331,641	0.9

Total Sources	$37,500,000	100.0%	Total Uses	$37,500,000	100.0%

(1)	The Greenville Center Property is a mixed use property consisting of 136,631 SF of retail and office space with retail space totaling 65,503 SF and office space totaling 71,128 SF.
(2)	Monthly replacement reserve is capped at $54,752. See “—Escrows” below.
(3)	Monthly TI/LC reserve is capped at $273,262. See “—Escrows” below.
(4)
Other upfront reserves represent a closing unfunded leasing costs reserve ($191,880) for unfunded tenant improvement obligations, a free rent reserve ($169,996) and a deferred maintenance reserve ($28,050). See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Greenville Center Loan”) is evidenced by a note in the original principal amount of $37,500,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a mixed use property comprised of retail and office space located in Greenville, a suburb of Wilmington, Delaware (the “Greenville Center Property”).  The Greenville Center Loan was originated by Citigroup Global Markets Realty Corp. on February 14, 2014 and represents approximately 3.2% of the Initial Pool Balance.  The note evidencing the Greenville Center Loan has an outstanding principal balance as of the Cut-off Date of $37,500,000 and has an interest rate of 4.9900% per annum.  The proceeds of the Greenville Center Loan were primarily used to refinance existing debt on the Greenville Center Property, set up reserves in connection with the Greenville Center Loan, pay closing costs and return equity to the borrower principal.

The Greenville Center Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date.  The Greenville Center Loan requires interest only payments on each due date through and including the due date occurring in March 2017 and thereafter requires payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date of the Greenville Center Loan is the due date in March 2024. At any time after the second anniversary of the securitization Closing Date, the Greenville Center Loan may be voluntarily prepaid in whole (or, in part, in connection with a partial release (see “—Partial Release” below)), with a prepayment premium equal to the greater of (x) a yield maintenance premium and (y) an amount equal to 1% of the amount prepaid.  On or after the due date occurring in December 2023, the borrower will be permitted to prepay the Greenville Center Loan in whole (or, in part, in connection with a partial release (see “—Partial Release” below)) without incurring a prepayment premium or penalty.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENVILLE CENTER

■
The Mortgaged Property. The Greenville Center Property is a mixed use property located in Wilmington, Delaware.  The Greenville Center Property is comprised of a fee interest in 136,631 SF of retail and office space with retail space totaling 65,503 SF and office space totaling 71,128 SF.  The Greenville Center Property resides on a 10.54-acre site and was constructed in 1962 and renovated in 2004. The Greenville Center Property consists of 11 buildings that are occupied by a total of 35 tenants resulting in a Total Occupancy and Owned Occupancy of 91.0%, as of January 27, 2014. Major tenants at the Greenville Center Property include Talbots, Wilmington Savings Fund, Janssen’s Market LLC, Patterson Woods, L.L.C. and Wells Fargo Advisors, LLC.  The Greenville Center Property has 564 parking spaces (included in the collateral) which equates to a ratio of approximately 4.13 parking spaces per 1,000 SF of office and retail space.

The following table presents certain information relating to the configuration of the Greenville Center Property:

Site Configuration

						Hypothetical
					% of Total UW	Appraised
Building(1)	Use	Total GLA	Occupancy	UW Base Rent	Base Rent	Value(2)	Release Price(3)
A	Retail	10,568	69.7%	$323,468	8.6%	$3,400,000	$3,680,000
E	Retail	41,535	96.2%	1,331,713	35.4	NA	NA
F	Retail	20,416	100.0%	673,728	17.9	NA	NA
Total / Wtd. Avg. Retail		72,519	93.4%	$2,328,909	61.9%
B	Office	16,074	100.0%	485,475	12.9%	$3,900,000	$5,175,000
C	Office	29,999	75.1%	591,526	15.7	NA	NA
D	Office	18,039	100.0%	357,244	9.5	NA	NA
Total / Wtd. Avg. Office		64,112	88.4%	$1,434,245	38.1%
Undeveloped Outparcel(4)	NA	0	NA	0	0.0	NA	$1
Total / Wtd. Avg.		136,631	91.0%	$3,763,154	100.0%

(1)	The buildings listed in this chart reflect, in some cases, contiguous structures comprised of multiple buildings.
(2)
The appraisal determined a hypothetical market value of building A and building B assuming that the parcels associated with building A and building B are separate from the remainder of the Greenville Center Property, as of an effective date of December 4, 2013.

(3)	The Release Price relates to the parcels containing building A and building B, as applicable.
(4)	An undeveloped outparcel may be released for $1.00 (see “—Partial Releases” below) and the undeveloped outparcel was attributed no value in the underwriting.

The Greenville Center Property is located at 3801 Kennett Pike in Greenville which is a suburban neighborhood northwest of the City of Wilmington, Delaware.  The Greenville Center Property can be accessed via Interstate 95, Route 141, US Route 2002 and DE Route 52 (Kennett Pike).  The Greenville Center Property is also accessible via public transportation in the form of bus service along Kennett Pike.  The Greenville Center Property is approximately 20 miles from the Philadelphia International Airport and three miles from the Wilmington Central Business District.  Major employers in the area include Dupont, Agilent and AstraZeneca, all of which are located within approximately two miles of the Greenville Center Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENVILLE CENTER

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Greenville Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

						% of	UW
						Total	Base		Tenant
						UW	Rent		Sales		Renewal /
	Credit Rating	Tenant	Tenant	% of	UW Base	Base	$ per	Lease	$ per	Occupancy	Extension
Tenant Name	(Fitch/MIS/S&P)(1)	Use	GLA	GLA	Rent	Rent	SF	Expiration	SF(2)	Cost	Options
Janssen’s Market, LLC	NR / NR / NR	Retail	20,416	14.9%	$673,728	17.9%	$33.00	5/31/2015	$636	6.3%	6, 5-year options
Wells Fargo Advisors, LLC(3)	AA- / A2 / A+	Office	14,037	10.3	431,497	11.5	30.74	2/29/2016	NA	NA	1, 5-year option
M&T Bank	A- / A3 / A-	Retail	5,368	3.9	286,864	7.6	53.44	6/30/2017	NA	NA	1, 5-year option
Pizza By Elizabeth’s	NR / NR / NR	Retail	8,241	6.0	286,540	7.6	34.77	1/31/2019	NA	NA	1, 5-year option
Wilmington Savings Fund	NR / NR / NR	Office	9,771	7.2	264,794	7.0	27.10	12/31/2022	NA	NA	2, 5-year options
Talbots(4)	NR / B3 / B	Retail	10,504	7.7	264,008	7.0	25.13	1/31/2019	NA	NA	2, 5-year options
Long & Foster Real Estate	NR / NR / NR	Office	5,803	4.2	145,075	3.9	25.00	10/31/2018	NA	NA	2, 5-year options
US Post Office	NR / NR / NR	Retail	2,557	1.9	135,521	3.6	53.00	10/31/2018	NA	NA	NA
Pet Valu, Inc. (5)	NR / NR / NR	Retail	3,240	2.4	129,600	3.4	40.00	3/31/2024	NA	NA	2, 5-year options
Janney Montgomery Scott LLC	NR / NR / NR	Office	4,331	3.2	119,276	3.2	27.54	12/31/2015	NA	NA	2, 3-year options
Ten Largest Owned Tenants			84,268	61.7%	$2,736,903	72.7%	$32.48
Remaining Owned Tenants			40,132	29.4	1,026,251	27.3	25.57
Vacant Spaces (Owned Space)			12,231	9.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants			136,631	100.0%	$3,763,154	100.0%	$30.25

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales are as of December 31, 2012.
(3)	Wells Fargo Advisors, LLC, has an option to terminate its lease at any time upon nine months prior written notice effective upon the anniversary date of the then-current lease year.
(4)
Talbots has an option to terminate a portion of its lease (Suite E239 totaling 3,776 SF) if Talbots offers to terminate its lease for that portion of space and proposes an assignment of lease or subletting of premises and the landlord accepts Talbot’s proposal.  If the landlord accepts then Talbot must be reimbursed any unamortized costs of leasehold improvements.

(5)
Pet Valu, Inc. has an option to terminate its lease in the 60th month of the lease term if in the fourth year of the lease gross sales are less than $1,300,000 upon notice of termination by the 49th month of the lease term and payment of a termination fee.

The following table presents certain information relating to the lease rollover schedule at the Greenville Center Property, assuming no extension options are exercised:

Lease Expiration Schedule(1)

Year Ending	Expiring	% of Owned	Cumulative % of		% of Total UW	UW Base Rent	# Expiring
December 31,	Owned GLA	GLA	Owned GLA	UW Base Rent	Base Rent	$ per SF	Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	5,458	4.0	4.0%	85,872	2.3	15.73	4
2015	29,901	21.9	25.9%	929,780	24.7	31.10	7
2016	17,235	12.6	38.5%	523,142	13.9	30.35	4
2017	20,349	14.9	53.4%	678,747	18.0	33.36	6
2018	12,794	9.4	62.8%	400,918	10.7	31.34	5
2019	22,604	16.5	79.3%	655,364	17.4	28.99	5
2020	1,571	1.1	80.4%	58,347	1.6	37.14	1
2021	0	0.0	80.4%	0	0.0	0.00	0
2022	9,771	7.2	87.6%	264,794	7.0	27.10	1
2023	0	0.0	87.6%	0	0.0	0.00	0
2024	4,717	3.5	91.0%	166,190	4.4	35.23	2
2025 & Thereafter	0	0.0	91.0%	0	0.0	0.00	0
Vacant	12,231	9.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	136,631	100.0%		$3,763,154	100.0%	$30.25	35

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Greenville Center Property:

Historical Leased %(1)
2010	2011	2012	TTM 11/31/2013	As of 1/27/2014
92.0%	86.0%	84.8%	89.4%	91.0%

(1)	As provided by the borrower and represents average occupancy for the year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENVILLE CENTER

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Greenville Center Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 11/30/2013	Underwritten	Underwritten $ per SF
Base Rent	$3,777,073	$3,425,564	$3,506,738	$3,452,703	$3,744,020	$27.40
Contractual Rent Steps(2)	0	0	0	0	19,134	0.14
Gross Up Vacancy	0	0	0	0	370,972	2.72
Total Rent	$3,777,073	$3,425,564	$3,506,738	$3,452,703	$4,134,126	$30.26
Total Reimbursables	487,781	499,662	487,665	491,701	469,384	3.44
Other Income(3)	14,547	20,240	17,625	18,725	21,425	0.16
Less Vacancy & Credit Loss	0	0	0	0	(370,972)	(2.72)
Effective Gross Income	$4,279,401	$3,945,466	$4,012,028	$3,963,129	$4,253,963	$31.13

Total Operating Expenses	$1,008,430	$1,047,539	$956,550	$950,308	$975,687	$7.14
Net Operating Income	$3,270,971	$2,897,927	$3,055,478	$3,012,821	$3,278,277	$23.99
TI/LC	0	0	0	0	139,398	1.02
Replacement Reserves	0	0	0	0	27,326	0.20
Net Cash Flow	$3,270,971	$2,897,927	$3,055,478	$3,012,821	$3,111,552	$22.77

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual rent steps are underwritten based upon the actual scheduled increases through September 1, 2014.
(3)	Other Income is comprised of late fees and lease income for the 750 SF of basement space leased by Pizza by Elizabeth’s.

■	Appraisal. According to the appraisal, the Greenville Center Property had an “as-is” appraised value of $50,600,000 as of an effective date of December 4, 2013.

■
Environmental Matters.  A Phase I environmental report dated January 13, 2014 did not identify evidence of a recognized environmental condition and recommended no further action necessary other than an operations and maintenance (O&M) plan for asbestos which is currently in place.

■
Market Overview and Competition. The Greenville Center Property is located in northern Delaware in New Castle County which is part of the Philadelphia-Camden-Wilmington Metropolitan Statistical Area and is the fifth largest county in the United States.  Per the appraisal, New Castle County had an estimated 2013 population of 545,911.  Major employers in New Castle County include Christiana Care Health Services, E.I. du Pont de Nemours & Co., Bank of America, JP Morgan Chase, Walgreens and Siemens.

Median household income for New Castle County is $62,601 which is 9.0% greater than the corresponding figure for the State of Delaware.  According to the appraisal, the 2013 population within a one-, three- and five-mile radius of the Greenville Center Property was 2,658, 62,495 and 172,166, respectively.  Median household income within a one-, three- and five-mile radius of the Greenville Center Property is estimated at $126,744, $52,761 and $53,305, respectively.  Additionally, within a one-mile radius, the median owner occupied house is valued at $663,594.  The Greenville Center Property is located at 3801 Kennett Pike.  A number of nationally recognized retailers such as Talbots, Chico’s and Jos. A. Bank are located in retail centers along Kennett Pike north of DE Route 141.

Per the appraisal, the Greenville Center Property is positioned in the West New Castle County retail submarket.  As of year-end 2013, the West New Castle Count retail submarket had a total retail supply of approximately 4.0 million SF with a vacancy rate of 6.3% and an average asking lease rate of approximately $19.32 per SF on a triple-net basis.  According to the appraisal, the Greenville Center Property is part of the West New Castle County office submarket.  As of year-end 2013, the West New Castle County office submarket had a total office supply of approximately 3.6 million SF with a vacancy rate of 9.5%, an average asking lease rate of approximately $24.87 per SF on a gross basis and positive net absorption of 101,634 SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENVILLE CENTER

The following table presents certain information relating to the primary competition for the Greenville Center Property:

Competitive Set(1)
	Powder Mill Square	One & Two Greensville Crossing	Trolley Square	Rockford Shops	Montchanin Mills
Property Type	Retail	Office/Retail	Retail	Retail	Retail
Year Built / Renovated	1996	1950	1978	1960	1967
Total GLA	45,405	94,212	63,600	13,800	11,500
Total Occupancy	100%	95.9%	94.7%	100%	90.4%
Anchors / Significant Tenants

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Greenville Center Associates LLC, a single member, single purpose entity formed in Delaware.  The non-recourse carveout guarantor of the Greenville Center Loan is Stoltz Real Estate Fund II, L.P.

■
Escrows.  On the origination date, the borrower funded aggregate reserves of $528,005 with respect to the Greenville Center Property, comprised of: (i) $138,079 for real estate taxes, (ii) $28,050 for deferred maintenance, (iii) $191,880 for existing unfunded tenant improvement and leasing cost obligations, and (iv) $169,996 for a free rent reserve.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Greenville Center Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella policy under the loan documents, or the lender requires the borrower to obtain a separate policy, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12 month period, (iii) a replacement reserve in the amount of $2,277 capped at $54,752 and (iv) a tenant improvements reserve in the amount of $11,386 capped at $273,262.

Additionally, on each due date during a Greenville Center Trigger Period, (a) the borrower is required to fund an operating expense reserve in an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses for the then-current interest accrual period and (b) all remaining amounts in the cash management account will be deposited into (i) a Specified Tenant reserve during a Greenville Center Trigger Period caused solely by certain events relating to Specified Tenants as described below or (ii) an excess cash flow reserve.

Additionally, in connection with the expansion of any outparcel (see “Redevelopment and Renovation” below), if the costs associated with such expansion exceed 5% of the outstanding principal balance of the Greenville Center Loan, the borrower is required to deposit with the lender (a) cash, (b) U.S. obligations, (c) other security acceptable to the lender (with a Rating Agency Confirmation), or (d) a completion bond (with a Rating Agency Confirmation), in each case sufficient to cover such costs.  Such security is to be held by the lender in an alterations reserve and disbursed for such expansion in the same manner as the replacement reserve.

A “Greenville Center Trigger Period” means any period (A) commencing upon occurrence of (i) an event of default, (ii) the debt service coverage ratio (as calculated under the loan documents) being less than 1.10x, (iii) any bankruptcy action of any Specified Tenants, (iv) any termination or cancellation of any Specified Tenant lease and/or any Specified Tenant lease failing to otherwise be in full force and effect, (v) any monetary default by any Specified Tenant under its lease, (vi) any Specified Tenant “going dark” in its space (or applicable portion thereof) for a period of one calendar quarter or longer, (vii) any Specified Tenant giving notice that it is terminating its lease for all or any portion of its space and (viii) any Specified Tenant failing to extend or renew its lease on or prior the earlier to occur of (x) nine months prior to its then current applicable lease expiration or (y) the renewal notice period required under the applicable lease for a minimum renewal term of three years; and (B) expiring

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENVILLE CENTER

upon (1) in connection with clause (i) above, the cure (if applicable) of such event of default, (2) in connection with clause (ii) above, the debt service coverage ratio (as calculated under the loan documents) remaining at or above 1.15x for two consecutive calendar quarters, (3) in connection with clause (iii) above, the applicable Specified Tenant assuming its lease in the applicable bankruptcy proceeding pursuant to a final, non-appealable order of a court of competent jurisdiction and the borrower is paying (or placing in escrow with the lender) all landlord leasing obligations with respect to the applicable Specified Tenant’s lease, (4) in connection with (iv) above, the lender’s receipt of evidence that the replacement lease conditions specified in the loan agreement have been satisfied with respect to the applicable Specified Tenant’s space, (5) in connection with (v) above, the lender’s receipt of evidence that the applicable default has been cured by the applicable Specified Tenant under the applicable Specified Tenant lease (6) in connection with (vi) above, the lender’s receipt of evidence that the applicable Specified Tenant is not “dark” in its space and is paying full unabated rent for at least one calendar quarter, (7) in connection with (vii) above, the lender’s receipt of evidence that the applicable Specified Tenant has re-affirmed its lease and the borrower has paid (or escrowed with the lender) all landlord leasing obligations with respect to its lease and (8) in connection with (viii) above, the occurrence of either of: (i) the lender’s receipt of an amendment or other written agreement evidencing that the applicable Specified Tenant has renewed its lease for a minimum renewal term of three years and the borrower has paid (or escrowed with the lender) all landlord leasing obligations with respect to such lease or (ii) the lender’s receipt of evidence satisfactory to the lender that (A) the replacement lease conditions specified in the loan agreement have been satisfied with respect to the applicable Specified Tenant’s lease, and (B) each replacement lease for such Specified Tenant’s space has a minimum term of three years.

“Specified Tenant” means, as applicable, each of (i) Janssen’s Market, LLC and (ii) any tenant whose lease at the Greenville Center Property, individually or when aggregated with all other leases at the Greenville Center Property with the same tenant or its affiliate, either (A) accounts for 20% or more of the total rental income for the Greenville Center Property, or (B) 20% of the square footage of the Greenville Center Property.

■
Lockbox and Cash Management.  The Greenville Center Property requires a hard lockbox and springing cash management.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  On each business day, sums on deposit in the lockbox account are required to (i) be transferred to the borrower provided an event of default or the first Greenville Center Trigger Period has not occurred, or (ii) be transferred to the lender-controlled cash management account if the first Greenville Center Trigger Period has occurred.  On each due date during the continuance of a Greenville Center Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after payment of debt service and funding of required monthly escrow amounts for budgeted and extraordinary operating expenses, real estate taxes, insurance premiums, replacement reserves and leasing reserves, be held by the lender as additional collateral for the Greenville Center Loan; provided, however, that in the event that a Greenville Center Trigger Period is caused solely by one or more of the events described in clauses (iii) through (viii) of the definition of Greenville Center Trigger Period above and not any other Greenville Center Trigger Period, after an amount equal to 12 months of the total rent payable pursuant to the terms of each applicable Specified Tenant’s lease is on reserve, the lender is required to disburse such excess funds to borrower and not hold such funds as additional collateral for the loan.

During the continuance of an event of default under the Greenville Center Loan, the lender may apply any funds in the cash management account to amounts payable under the Greenville Center Loan and/or toward the payment of expenses of the Greenville Center Property, in such order of priority as the lender may determine.

■
Property Management.  The Greenville Center Property is currently managed by Stoltz Management of Delaware, Inc., with respect to property management other than leasing activities and Stoltz Realty of Delaware, Inc., with respect to leasing activities, which are each borrower-affiliated entities (collectively, the “Manager”). Under the loan documents, the Greenville Center Property may not be managed by any party other than the  Manager or another management company approved by the lender in accordance with the loan documents; provided, however, if no event of default under the Greenville Center Loan documents exists, the borrower can replace Manager with a property manager approved by the lender in writing, which such approval may be conditioned upon the lender’s receipt of a Rating Agency Confirmation, and if such property manager is an

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENVILLE CENTER

affiliate of the borrower, a new non-consolidation opinion from the borrower’s counsel. The lender has the right to terminate the management agreement and replace the Manager or require that the borrower terminate the management agreement and replace the Manager if (a) the property manager becomes insolvent or a debtor in a bankruptcy proceeding; (b) there exists an event of default under the Greenville Center Loan; (c) the Manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (d) there exists a default by the Manager beyond all applicable notice and cure periods has occurred and is continuing under the management agreement.

■
Mezzanine or Subordinate Indebtedness.  Not permitted, provided, however that the borrower is permitted to issue one or more performance bonds to the County of New Castle, Delaware, in connection with the development of the expansion areas and in accordance with the certain land development and improvement agreements entered into with the County of New Castle, Delaware (see “Redevelopment and Renovation” below). Prior to the origination of the Greenville Center Loan, the borrower had posted one performance bond in the amount of $5,000.

■
Condominium. The Greenville Center Property comprises all three units in a condominium regime. The borrower is the declarant under the condominium regime, owns 100% of the units in such condominium regime and controls the condominium’s governing body. The Greenville Center Loan documents permit the borrower to obtain the release of certain outparcels at the Greenville Center Property (see “—Partial Releases” below), and in connection with such releases, to either keep the condominium regime in effect or to terminate the regime. In the event that the condominium regime will remain in effect following such releases, the Greenville Center Loan documents require the borrower to amend the condominium documents as reasonably required by the lender, including, without limitation, to require the borrower to maintain control of the condominium regime following such partial release.

■
Redevelopment and Renovation. The borrower is permitted to develop three “expansion areas” at the Greenville Center Property, involving the following construction: (i) with respect to expansion area 1, the removal of building B (see “—Site Configuration” table, above) and construction of a two-story building equaling approximately 28,800 square feet, (ii) with respect to expansion area 2, the construction of (A) a one-story addition to the existing building A (see “—Site Configuration” table, above) of approximately 2,119 square feet and (B) a one-story addition to the existing building A of approximately 1,350 square feet, and (iii) with respect to expansion area 3, which is the undeveloped outparcel (see “—Site Configuration” table, above), the construction (which may be done by the prospective tenant) of a one-story building of approximately 3,680 square feet and related adjacent access and parking areas included within such expansion area, in each case as more particularly shown on property plan attached to the loan agreement and the development plan recorded in the recorder’s office of New Castle County, Delaware. Any renovation, redevelopment, or construction at the Mortgaged Property must be done in compliance with certain Land Development and Improvement Agreements (each, an “LDIA”) with New Castle County, Delaware, one executed in 2002 by a prior owner of the Greenville Center Property and one executed in 2013 by the borrower. The LDIAs provide that the Greenville Center Property may only be developed in accordance with the recorded development plans and, in connection with such development, the LDIAs obligate the owner of the Greenville Center Property to construct certain improvements to the Greenville Center Property, including, without limitation, sidewalks, sanitary sewers, drainage and similar construction obligations, in accordance with applicable municipal standards and codes. Each LDIA requires the owner of the Greenville Center Property to provide a performance bond to cover the anticipated costs of such required improvements. Failure to comply with the terms of an LDIA could result in forfeiture of the performance bond, a stop work order, a refusal by New Castle County, Delaware to provide any new certificates of occupancy for any portion of the Greenville Center Property or other accommodations at the Greenville Center Property as a whole or other enforcement actions. The aforementioned developments of the expansion areas would be subject to the terms and conditions of the LDIAs and would impose on the borrower the aforementioned infrastructure improvement obligations in accordance with the terms and conditions of the LDIAs. Additionally, in connection with and subsequent to a partial release of the Mortgaged Property (see “—Partial Releases”, below), notwithstanding any agreement with the purchaser of the released parcel, the borrower will still have obligations to New Castle County, Delaware, and the development of any released parcel by such purchaser could trigger obligations of the borrower to complete such infrastructure improvements on the Greenville Center Property in

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREENVILLE CENTER

accordance with the LDIAs. The related nonrecourse carveout guarantor provided a completion guaranty at origination, guaranteeing the completion and related costs of development of the expansion areas and the completion and related costs incurred in connection with improvements required under the LDIAs.

The borrower represented and warranted that all obligations pursuant to the LDIA from 2002 had been completed, that it had posted $5,000 under the LDIA from 2013 and that it had not incurred any obligations to construct any of the improvements pursuant to the LDIA from 2013.

■
Partial Release.  The borrower is permitted to obtain the release of one or more of three specified outparcels of the Greenville Center Property at any time after the second anniversary of the securitization Closing Date, subject to the satisfaction of certain conditions, including, among other things, that: (i) certain specified developments of the parcels (see “—Redevelopments and Renovations” above) shall not have occurred on certain portions of the relevant outparcels, (ii) if the borrower has not removed the Greenville Center Property from the condominium ownership regime prior to the request for release, the borrower will send the lender a written notice electing to either keep the Greenville Center Property subject to the condominium ownership regime or terminate the condominium ownership regime (see “—Condominium” above), (iii) if the borrower elects to keep the Greenville Center Property under the condominium ownership regime, then prior to the release, the borrower is required to, among other things, amend the condominium documents in form and substance reasonably satisfactory to the lender, (iv) if the borrower elects to terminate the condominium ownership regime, then prior to the release of the first outparcel, the borrower is required to, among other things, legally subdivide the applicable outparcel from the remaining Greenville Center Property, (v) the borrower provides a partial prepayment equal to (a) $3,680,000, with respect to the building A parcel, (b) $5,175,000, with respect to the building B parcel, or (c) $1.00 with respect to the undeveloped land parcel, as applicable, (vi) after giving effect to the partial release, the debt service coverage ratio based on the remaining portion of the Greenville Center Property is at least equal to the greater of (a) 1.29x and (b) the debt service coverage ratio for the Greenville Center Property (including the outparcel to be released) immediately preceding the release of the outparcel, (vii) after giving effect to the partial release, the debt yield for the remaining portion of the Greenville Center Property is at least equal to the greater of (a) 8.30% and (b) the debt yield for the Greenville Center Property (including the outparcel to be released) immediately preceding the release of the outparcel, (viii) after giving effect to the partial release, the loan-to-value ratio for the remaining portion of the Greenville Center Property is no greater than the lesser of (a) 74.1% and (b) the loan-to-value ratio of the Greenville Center Property (including the outparcel to be released) immediately preceding the release of the outparcel, (ix) the outparcel is conveyed in fee simple to an independent third party or an affiliate of the borrower, (x) the borrower is required to deliver to the lender either (a) an amendment to the LDIAs affecting the Greenville Center Property or (b) an agreement between the borrower and the purchaser of the outparcel to be released, which provides that the owner of the remaining Greenville Center Property has no further obligations pursuant to the land development and improvement agreements solely with respect to the outparcel being released and containing such cross indemnification agreements as reasonably approved or required by the lender, (xi) if required, the lender receives of a Rating Agency Confirmation, (xii) if required, the borrower delivers a REMIC opinion with respect to such release, and (xii) delivery of a reciprocal easement agreement or an amendment to the condominium documents, as applicable, containing certain agreements by the purchaser of such outparcel relating to, among other things, (a) compliance with major leases at the remaining Greenville Center Property, (b) restrictions on development of the released outparcel and (c) certain anti-poaching requirements and restrictions relating to tenants at the applicable outparcel and the Greenville Center Property.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism, provided that coverage is commercially available, in an amount equal to the full replacement cost of the Greenville Center Property, plus 18 months of business interruption coverage.  The all-risk insurance policy providing terrorism insurance is required to contain a deductible that is acceptable to the lender and is no higher than $25,000.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

WALGREENS SHOPPING CENTER PORTFOLIO #3

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALGREENS SHOPPING CENTER PORTFOLIO #3

MN
WI
Milwaukee
Grand Rapids
MI
Detroit
Chicago
IA
Des Moines
Toledo
Cleveland
Buffalo
Albany
NY
VT
NH
Boston
MA
CT
RI
PA
Pittsburgh
OH
Columbus
IN
IL
Indianapolis
New York
NJ
Philadelphia
Cincinnati
Baltimore
MD
Washington DC
DE
Kansas City
St Louis
MO
KS
WV
Lexington
KY
Richmond
VA
Norfolk
Nashville
Knoxville
TN
NC
Charlotte
OK
AR
Memphis
Little Rock
Birmingham
Atlanta
Columbia
SC
MS
AL
GA
Jackson
Shreveport
TX
LA
Mobile
Pensacola
Jacksonville
New Orleans
Houston
Orlando
Tampa
FL
Gulf of Mexico
ATLANTIC OCEAN
Miami
CARTIFACT

WALGREENS SHOPPING CENTER PORTFOLIO #3

	Property Name	*Address*	*City*	*State*	*Zip Code*
1	Pompano Beach	2401 West Atlantic Boulevard	Pompano Beach	Florida	33069
2	Florissant	460 North Highway 67	Florissant	Missouri	63031
3	Gonzales	1607 North Airline Highway	Gonzales	Louisiana	70737
4	Bristol	497 Farmington Avenue	Bristol	Connecticut	06010
5	Cambridge	640 Sunburst Highway	Cambridge	Maryland	21613

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALGREENS SHOPPING CENTER PORTFOLIO #3

Mortgaged Property Information		Mortgage Loan Information(1)
Number of Mortgaged Properties	5	Loan Seller		CGMRC
Location (City/State)	Various	Cut-off Date Principal Balance	$31,035,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$121.00
Size (SF)	256,486	Percentage of Initial Pool Balance		2.6%
Total Occupancy as of 10/24/2013 - 12/19/2013	82.2%	Number of Related Mortgage Loans(2)		3
Owned Occupancy as of 10/24/2013 - 12/19/2013	82.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate		5.0400%
Appraised Value	$41,380,000	Original Term to Maturity (Months)		84
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		55
Underwritten Revenues	$4,314,436
Underwritten Expenses	$1,423,488	Escrows
Underwritten Net Operating Income (NOI)	$2,890,948		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,812,223	Taxes	$107,469	$53,735
Cut-off Date LTV Ratio	75.0%	Insurance	$100,862	$20,172
Maturity Date LTV Ratio(1)	70.0%	Replacement Reserves(3)	$410,049	$0
DSCR Based on Underwritten NOI / NCF	1.44x / 1.40x	TI/LC(4)	$1,025,122	$0
Debt Yield Based on Underwritten NOI / NCF	9.3% / 9.1%	Other(5)	$675,474	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,035,000	71.4%	Purchase Price	$40,000,000	92.1%
Principal’s New Cash Contribution	10,723,216	24.7	Reserves	2,318,977	5.3
Other Sources	1,687,901	3.9	Closing Costs	1,127,140	2.6

Total Sources	$43,446,117	100.0%	Total Uses	$43,446,117	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as-stabilized” appraised value of $42,780,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 72.4%.
(2)	An indirect owner of the borrowers is also an indirect owner of the borrowers of the Walgreens Shopping Center Portfolio #1 Loan and the Walgreens Shopping Center Portfolio #2 Loan.
(3)
$3,206 is required to be deposited into the replacement reserve on each due date following the date on which funds on deposit in such account are less than $102,512, capped at $164,020.  See “—Escrows” below.

(4)
$10,687 is required to be deposited into the TI/LC reserve on each due date following the date on which funds on deposit in such account are less than $205,024, capped at $410,049.  See “—Escrows” below.

(5)
Other upfront reserves of $675,474 represents: (i) a deferred maintenance reserve ($402,395), (ii) an unfunded tenant obligations reserve ($200,000); (iii) an environmental reserve ($50,000); and (iv) an unfunded free rent obligations reserve ($23,079).  See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Walgreens Shopping Center Portfolio #3 Loan”) is evidenced by a note in the original principal amount of $31,035,000 and is secured by a first mortgage encumbering the borrowers’ fee interest in five retail centers (collectively, the “Walgreens Shopping Center Portfolio #3 Properties”).  The Walgreens Shopping Center Portfolio #3 Loan was originated by Citigroup Global Markets Realty Corp as of December 31, 2013 and represents approximately 2.6% of the Initial Pool Balance.  The note evidencing the Walgreens Shopping Center Portfolio #3 Loan has an outstanding principal balance as of the Cut-off Date of $31,035,000 and has an interest rate of 5.0400% per annum.  The borrowers utilized the proceeds of the Walgreens Shopping Center Portfolio #3 Loan to acquire the Walgreens Shopping Center Portfolio #3 Properties.

The Walgreens Shopping Center Portfolio #3 Loan had an initial term of 84 months and has a remaining term of 81 months as of the Cut-off Date.  The Walgreens Shopping Center Portfolio #3 Loan requires monthly payments of interest only for the initial 55 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in January 2021.  Voluntary prepayment of the Walgreens Shopping Center Portfolio #3 Loan is permitted on or after the due date in October 2020.  Total and partial defeasance of the Walgreens Shopping Center Portfolio #3 Loan with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the Walgreens Shopping Center Portfolio #3 Loan documents is permitted at any time after the second anniversary of the securitization Closing Date.

■
The Mortgaged Properties.  The Walgreens Shopping Center Portfolio #3 Properties consist of five retail properties located in Florida, Missouri, Connecticut, Louisiana and Maryland which were constructed between 1954 and 2009.  The collateral securing the Walgreens Shopping Center Portfolio #3 Loan totals approximately 256,486 SF and includes tenants operating as Walgreens, Sav-A-Lot, Advance Auto Parts, and Rent-A-Center.  As of October 24, 2013 through December 19, 2013, Total Occupancy and Owned Occupancy were both 82.2%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALGREENS SHOPPING CENTER PORTFOLIO #3

The following table presents certain information relating to the Walgreens Shopping Center Portfolio #3 Properties:

Property Name	City	State	Total GLA	Occupancy(1)	Allocated Cut-off Date Loan Amount	% of Allocated Cut-off Date Loan Amount	Year Built / Renovated	Appraised Value	UW NCF	UW NCF per SF
Pompano Beach	Pompano Beach	FL	58,382	75.4%	$8,660,000	27.9%	1986 / 2012	$11,200,000	$722,530	$12.38
Florissant	Florissant	MO	91,168	92.7%	6,750,000	21.7	1961 / NAP	9,500,000	661,037	7.25
Bristol	Bristol	CT	30,090	100.0%	5,800,000	18.7	1954, 1980, 2009 / NAP	7,700,000	553,964	18.41
Gonzales	Gonzales	LA	14,728	100.0%	5,825,000	18.8	2005 / NAP	7,680,000	461,416	31.33
Cambridge	Cambridge	MD	62,118	60.4%	4,000,000	12.9	1977, 2009 / 2012	5,300,000	413,276	6.65
Total / Wtd. Avg.			256,486	82.2%	$31,035,000	100.0%		$41,380,000	$2,812,223	$10.96

(1)      Occupancy as of October 24, 2013 through December 19, 2013.

The following table presents certain information relating to the major tenants at the Walgreens Shopping Center Portfolio #3 Properties:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Walgreens (Pompano Beach) (2)	NR / Baa1 / BBB	14,820	5.8%	$651,654	19.0%	$43.97	12/31/2088	NA
Walgreens (Gonzales) (2)	NR / Baa1 / BBB	14,728	5.7	480,000	14.0	32.59	12/31/2088	NA
Walgreens (Bristol)(2)	NR / Baa1 / BBB	14,550	5.7	426,822	12.5	29.33	12/31/2088	NA
Walgreens (Cambridge) (2)	NR / Baa1 / BBB	14,715	5.7	315,000	9.2	21.41	12/31/2088	NA
Walgreens (Florissant) (2)	NR / Baa1 / BBB	30,963	12.1	300,000	8.8	9.69	12/31/2088	NA
Missouri Goodwill (Florissant)	NR / NR / NR	15,000	5.8	169,650	5.0	11.31	6/30/2018	NA
Moran Foods (Florissant)	NR / NR / NR	17,056	6.6	144,976	4.2	8.50	2/29/2016	3, 5-year options
Sav-A-Lot (Pompano Beach)	NR / NR / NR	14,872	5.8	110,000	3.2	7.40	11/30/2019	4, 5-year options
Advance Auto Parts (Cambridge)	NR / Baa3 / BBB-	8,125	3.2	89,375	2.6	11.00	6/30/2021	2, 5-year options
Rent-A-Center (Bristol)	NR / Ba3 / BB	3,700	1.4	70,618	2.1	19.09	10/31/2015	NA
Ten Largest Tenants		148,529	57.9%	$2,758,095	80.5%	$18.57
Remaining Tenants		62,346	24.3	667,200	19.5	10.70
Vacant		45,611	17.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		256,486	100.0%	$3,425,294	100.0%	$16.24

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Walgreens executed five separate 75-year leases, each expiring December 31, 2088, at each of the Walgreens Shopping Center Portfolio #3 Properties upon the borrower’s acquisition of the Walgreens Shopping Center Portfolio #3 Properties. Walgreens has the option to terminate any or all of its leases with 12 months’ notice, effective as of December 31, 2033 and every five years thereafter  (e.g. December 31, 2038, December 31, 2043, December 31, 2048, etc.) until expiration of the leases on December 31, 2088.

The following table presents certain information relating to historical leasing at the Walgreens Shopping Center Portfolio #3 Properties:

Historical Leased %(1)
Property Name	2009	2010	2011	2012	As of 10/24/2013 -12/19/2013
Pompano Beach	71.2%	82.9%	82.9%	38.8%	75.4%
Florissant	88.1%	86.8%	86.8%	86.8%	92.7%
Bristol	100.0%	100.0%	100.0%	100.0%	100.0%
Gonzales	100.0%	100.0%	100.0%	100.0%	100.0%
Cambridge	51.7%	44.5%	57.6%	57.6%	60.4%
Total / Wtd. Avg. Portfolio	77.5%	78.0%	81.1%	71.1%	82.2%

(1)	As provided by the borrowers.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALGREENS SHOPPING CENTER PORTFOLIO #3

The following table presents certain information relating to the lease rollover schedule at the Walgreens Shopping Center Portfolio #3 Properties, assuming no extension options are exercised:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	2,433	0.9%	0.9%	$28,576	0.8%	$11.74	2
2014	5,622	2.2	3.1%	50,508	1.5	8.98	2
2015	10,417	4.1	7.2%	139,862	4.1	13.43	3
2016	20,833	8.1	15.3%	213,758	6.2	10.26	3
2017	12,674	4.9	20.3%	135,719	4.0	10.71	4
2018	20,340	7.9	28.2%	242,870	7.1	11.94	3
2019	16,133	6.3	34.5%	129,160	3.8	8.01	2
2020	10,105	3.9	38.4%	69,391	2.0	6.87	2
2021	8,125	3.2	41.6%	89,375	2.6	11.00	1
2022	0	0.0	41.6%	0	0.0	0.00	0
2023	0	0.0	41.6%	0	0.0	0.00	0
2024	13,286	5.2	46.8%	150,904	4.4	11.36	3
2025 & Thereafter	90,907	35.4	82.2%	2,175,172	63.5	23.93	6
Vacant	45,611	17.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	256,486	100.0%		$3,425,294	100.0%	$16.24	31

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

■	Operating History and Underwritten Net Cash Flow. The following table presents the Underwritten Net Cash Flow for the Walgreens Shopping Center Portfolio #3 Properties:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
Base Rent(3)	$3,417,329	$13.32
Contractual Rent Steps	7,966	0.03
Gross Up Vacancy	716,480	2.79
Total Rent	$4,141,774	$16.15
Total Reimbursables	949,432	3.70
Vacancy & Credit Loss	(776,770)	(3.03)
Effective Gross Income	$4,314,436	$16.82

Total Operating Expenses	$1,423,488	$5.55

Net Operating Income	$2,890,948	$11.27
TI/LC	53,076	0.21
Capital Expenditures	25,649	0.10
Net Cash Flow	$2,812,223	$10.96

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	There are no historical operating statements due to the fact that this was an acquisition loan.
(3)	Based on rent rolls dated October 24, 2013 through December 19, 2013.

■
Appraisal.  According to the appraisals, the Walgreens Shopping Center Portfolio #3 Properties had an aggregate “as-is” appraised value of $41,380,000 as of effective dates ranging from November 12, 2013 to November 17, 2013. The Walgreens Shopping Center Portfolio #3 Properties have an aggregate “as stabilized” value of $42,780,000 (based on “as stabilized” appraised values for the Pompano Beach, Florissant and Cambridge properties) as of effective dates ranging from February 1, 2014 to November 16, 2015.

■
Environmental Matters.  According to the Phase I environmental reports, dated November 25, 2013, there are no recognized environmental conditions or recommendations for further action at the Gonzales, Pompano and Florissant properties, other than a recommendation for an asbestos operations and maintenance (O&M) plan which is currently in place for each such property.

According to the Phase I environmental report, dated November 22, 2013, the Bristol property had historical dumping/spillage of dry cleaning chemicals that resulted in groundwater impact.  The Bristol property is in the Connecticut Voluntary Remediation Program and is currently in the post remediation groundwater monitoring phase of cleanup. In addition, an asbestos O&M was recommended and is currently in place for the Bristol property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALGREENS SHOPPING CENTER PORTFOLIO #3

The Phase I environmental report, dated November 25, 2013, recommended that a limited subsurface investigation be conducted at the Cambridge property in order to determine the presence or absence of soil and/or groundwater contamination associated with the historical use of the Cambridge property as a dry cleaner. In addition, an asbestos O&M was recommended and is currently in place for the Cambridge property.

To mitigate the potential of environmental liability caused by the historic use, present use and future use of the Walgreens Shopping Center Portfolio #3 Properties, an environmental insurance policy was obtained naming lender as an additional loss payee, covering properties including the Walgreens Shopping Center Portfolio #3 Properties, with coverage limits of $2,000,000 per claim and $8,000,000 in aggregate.  In addition, as described below, an environmental remediation reserve was established at origination in the amount of $50,000.

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The Borrowers.  The borrowers are AN WG Bristol LP, AN WG Cambridge LP, AN WG Florissant LP, AN WG Gonzales LP, and AN WG Pompano Beach LP, each of which is a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Walgreens Shopping Center Portfolio #3 Loan. Elchonon Schwartz, Simon Singer, and Azure Equity LLC are the non-recourse carveout guarantors under the Walgreens Shopping Center Portfolio #3 Loan.

■
Escrows. In connection with the origination of the Walgreens Shopping Center Portfolio #3 Loan, the borrower funded aggregate reserves of $2,318,977, comprised of: (i) $107,469 for real estate taxes, (ii) $100,862 for insurance premiums, (iii) $410,049 for replacement reserves, (iv) $1,025,122 for tenant improvements and leasing commissions, (v) $402,395 for deferred maintenance, (vi) $200,000 for outstanding tenant improvement and leasing commission obligations, (vii) $50,000 for environmental remediation work at the Bristol property and (vii) $23,079 for outstanding free rent obligations.

On each due date, the borrowers are required to fund the following reserves with respect to the Walgreens Shopping Center Portfolio #3 Properties: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding 12-month period provided, however, that reserve deposits are not required in respect of insurance premiums where the borrowers are maintaining an approved umbrella or blanket policy in accordance with the loan documents; (ii) to the extent that aggregate funds held in the replacement reserve are less than $102,512 until funds on deposit in the replacement reserve are equal to or greater than $164,020, a replacement reserve in the amount of $3,206; and (iii) to the extent that aggregate funds held in the TI/LC reserve are less than $205,024 until amounts on deposit in the TI/LC reserve are equal to or greater than $410,049, a TI/LC reserve in the amount of $10,687.

In addition, on each due date, all excess cash flow from the Walgreens Shopping Center Portfolio #3 Properties after payment of debt service and all required reserves, approved operating expenses and extraordinary operating expenses is (i) if no WSC #3 Trigger Period is then continuing, disbursed to borrower, (ii) if a WSC#3 Go-Dark Trigger Period is continuing, deposited into a reserve account for the individual Walgreens Shopping Center Portfolio #3 Property related to the WSC#3 Go-Dark Trigger Period (a “WSC#3 Go-Dark Reserve”) up to the applicable WSC#3 Go-Dark Reserve Amount, thereafter (A) to borrower, to the extent that the WSC #3 Trigger Period exists solely due to a WSC#3 Go-Dark Trigger Period or (B) if another WSC #3 Trigger Period exists, to be held in the excess cash flow reserve and (iii) if no WSC#3 Go-Dark Trigger Period is then continuing, but a WSC #3 Trigger Period exists, to the excess cash flow reserve.  If a WSC #3 Go-Dark Trigger Event exists with respect to more than one property, the amount of monthly deposit in to each applicable WSC #3 Go-Dark Reserve is allocated pro rata based on the square footage of the applicable Specified Tenant space at each property.

“Specified Tenant” means Walgreen Co. and any replacement lessee(s) of 80% or more of the space leased to Walgreen Co. at any Walgreens Shopping Center Portfolio #3 Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALGREENS SHOPPING CENTER PORTFOLIO #3

“Specified Tenant Cure Conditions” means each of the following, as applicable (i) the applicable Specified Tenant has cured all monetary and other material defaults under the applicable Specified Tenant lease, (ii) the applicable Specified Tenant (or one or more tenants) is in possession of not less than 80% of the applicable Specified Tenant space, open to the public for business during customary hours, is not “dark” in its space, and is paying full, unabated rent and the debt service coverage ratio is equal to or greater than 1.15x, (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices or has extended or renewed the related lease for a minimum of five years and (iv) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable Specified Tenant lease, the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed its lease.

“WSC#3 Go-Dark Reserve Amount” means for any applicable property, $40.00 times the gross square footage of the applicable Specified Tenant lease relating to the WSC #3 Go-Dark Trigger Period.

“WSC#3 Go-Dark Trigger Period” means a period (A) commencing upon any Specified Tenant failing to be in possession of not less than 80% of its space (or applicable portion thereof) ) and/or “going dark” in any Specified Tenant Space (or applicable portion thereof); and (B) expiring upon the earliest to occur of (i) the funds on deposit in the applicable WSC#3 Go-Dark Reserve being equal to the applicable WSC#3 Go-Dark Reserve Amount or (ii) borrower (1) leasing to one or more tenants at least 80% of the applicable Specified Tenant space, (2) such tenants being in possession of not less than 80% of the applicable Specified Tenant space, not “dark” and are paying full, unabated rent and (3) the amount on deposit in the applicable WSC#3 Go-Dark Reserve being at least equal to the aggregate amount of unpaid tenant improvements and leasing commissions related to the applicable Specified Tenant space.

“WSC#3 ST Trigger Period” means a period (A) commencing upon the first to occur of (i) any Specified Tenant being in monetary or other material default, (ii) a WSC #3 Go-Dark Trigger Period, (iii) any termination or cancellation of any Specified Tenant lease (or notice thereof), (iv) any bankruptcy or similar insolvency of any Specified Tenant and (v) any Specified Tenant failing to extend or renew its lease; and (B) expiring upon (1) the lender’s receipt of evidence of (I) the satisfaction of the Specified Tenant Cure Conditions or (II) the borrower leasing at least 80% of the applicable Specified Tenant space to one or more tenants for at least five years, the applicable tenant or tenants under such lease being in actual, physical occupancy of, and open to the public for business in, the space and paying full rent and (2) a WSC#3 Go-Dark Trigger Period ceasing to exist.

“WSC #3 Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence of an event of default, (ii) the debt service coverage ratio being less than 1.15x, (iii) the occurrence of a WSC#3 ST Trigger Period; and (B) expiring upon (x) with regard to any WSC #3 Trigger Period commenced in connection with clause (i) above, the cure of such event of default, (y) with regard to any WSC #3 Trigger Period commenced in connection with clause (ii) above, the debt service coverage ratio being equal to or greater than 1.20x two consecutive calendar quarters and (z) with regard to any WSC #3 Trigger Period commenced in connection with clause (iii) above, a WSC#3 ST Trigger Period ceasing to exist.

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Lockbox and Cash Management.  The Walgreens Shopping Center Portfolio #3 Loan requires a hard lockbox, and the borrowers are required to direct tenants to pay rent directly to a lender controlled lockbox account.  All funds in the lockbox account will be transferred on each business day to the cash management account, and the lender will apply funds on deposit in the cash management account to pay debt service and fund required reserves in accordance with the loan documents as described above.  During the continuance of an event of default under the Walgreens Shopping Center Portfolio #3 Loan, the lender may apply any funds in the cash management account to amounts payable under the Walgreens Shopping Center Portfolio #3 Loan and/or toward the payment of expenses of the Walgreens Shopping Center Portfolio #3 Properties, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALGREENS SHOPPING CENTER PORTFOLIO #3

If no Walgreens Shopping Center #3 Portfolio Loan event of default is continuing, the lender will disburse to the borrowers all funds in the applicable WSC#3 Go-Dark Reserve for payments or reimbursements of certain permitted tenant improvements, leasing commissions or contract deposits incurred in connection with or at the applicable Specified Tenant space.  Further, if no Walgreens Shopping Center #3 Portfolio Loan event of default is continuing, any funds remaining in the applicable WSC#3 Go-Dark Reserve upon the expiration of the WSC #3 Trigger Period will (i) if the aggregate total occupancy of the applicable Walgreens Shopping Center Portfolio #3 Property (exclusive of the Specified Tenant space) is at least 80% occupied, be deposited into the cash management account and applied in accordance with the cash management provisions of the loan documents, or (ii) if the aggregate total occupancy of the applicable Walgreens Shopping Center Portfolio #3 Property (exclusive of the Specified Tenant space) is less than 80% occupied, be deposited by the lender into the TI/LC reserve account, up to $410,049, with any remaining amounts to be deposited into the cash management account and applied in accordance with the cash management provisions of the loan documents.

If no event of default under the Walgreens Shopping Center #3 Portfolio Loan is continuing, and all TI/LC reserve funds have been expended, the lender will disburse to the borrowers amounts on deposit in the excess cash flow reserve for payment of certain tenant improvements and leasing commissions related to certain leases which have been either approved by lender, if required under the loan documents, or which the lender has reasonably determined are on market terms.  Upon the cure of all WSC #3 Trigger Periods and, to the extent that no Walgreens Shopping Center Portfolio #3 Loan event of default is continuing, any funds remaining in the excess cash flow reserve will be (x) deposited in the TI/LC reserve, to the extent that funds on deposit in the TI/LC reserve are less than $205,024, capped at $410,049 and otherwise (y) disbursed to borrower.

■
Property Management.  The Walgreens Shopping Center Portfolio #3 Properties are currently managed by Nightingale Realty, LLC, an affiliate of the borrowers.  Under the loan documents, the borrowers may replace the property manager or consent to the assignment of the property manager’s rights under the management agreement, in each case, to the extent that (i) no event of default has occurred and is continuing, (ii) the lender receives at least 30 days’ prior written notice and (iii) the applicable new property manager and property management agreement is approved by the lender (which may be conditioned upon receipt of Rating Agency Confirmation).  The lender may replace (or require the borrowers to replace) the property manager (i) during an event of default by the borrowers under the Walgreens Shopping Center Portfolio #3 Loan, after taking into account any applicable notice and cure periods, (ii) upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager, (iii) upon the debt service coverage ratio being less than 1.05x and/or (iv) if the property manager is in default under the management agreement beyond any applicable notice and cure period.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALGREENS SHOPPING CENTER PORTFOLIO #3

■
Partial Release; Partial Defeasance.  The borrower may obtain the release of one or more of the Walgreens Shopping Center Portfolio #3 Properties in connection with the sale of such property to a third party purchaser at any time after the date that is two years after the securitization Closing Date, subject to satisfaction of certain conditions, including, without limitation: (i) defeasing a portion of the Walgreens Shopping Center Portfolio #3 Loan in an amount equal to the greater of (a) 85% of the net sales proceeds from the sale of the individual property and (b) 115% of the allocated loan amount for such property, if (ii) (1) after defeasance, the debt service coverage ratio based on the remaining Walgreens Shopping Center Portfolio #3 Properties is equal to or greater than the greater of (a) the debt service coverage ratio based on all of the Walgreens Shopping Center Portfolio #3 Properties (inclusive of the individual property being released) and (b) 1.30x, (2) the loan-to-value ratio based on the remaining Walgreens Shopping Center Portfolio #3 Properties is not greater than the lesser of (a) 75.0% and (b) the loan-to-value ratio all of the Walgreens Shopping Center Portfolio #3 Properties (inclusive of the individual property being released), (3) the debt yield with respect to the remaining Walgreens Shopping Center Portfolio #3 Properties is equal to or greater than the greater of (a) 9.0% and (b) the debt yield with respect to all of the Walgreens Shopping Center Portfolio #3 Properties (inclusive of the individual property being released), (iii) delivery of a REMIC opinion, and (iv) delivery of a Rating Agency Confirmation.  In addition, so long as no event of default under the Walgreens Shopping Center Portfolio #3 Loan is continuing, the borrower is permitted to release a specified unimproved portion of one of the Walgreens Shopping Center Portfolio #3 Properties at any time, subject to the satisfaction of certain conditions, including, without limitation, that: (i) such parcel is conveyed to a person other than the borrower and (iii) the borrower delivers a REMIC opinion.

■
Terrorism Insurance.  The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Walgreens Shopping Center Portfolio #3 Properties, plus twelve months of business interruption coverage with an additional six month extended period of indemnity, or until the income is restored to prior level.  The all-risk insurance policy that provides coverage for terrorism insurance is required to contain a deductible that is no higher than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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AMSDELL COMPASS SELF STORAGE PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AMSDELL COMPASS SELF STORAGE PORTFOLIO

MICHIGAN
Lake Huron
Lake Michigan
Detroit
Belleview
Ocala National Forest
Deltona
Sanford
Inverness
Leesburg
Eustis
Apopka
Bushnell
Oviedo
Lutz
Ocoee
Groveland
Brooksville
Orlando
Spring Hill
Dade City
GULF OF MEXICO
Bayonet Point
Hunters Creek
FLORIDA
Kissimmee
St Cloud
New Point Richey
Holiday
Zephyrhills
Tarpoon Springs
Poinciana
Palm Harbor
Haines City
Lakeland
Dunedin
Winter Haven
Clearwater
Tampa
Brandon
Bartow
Frostproof
Largo
St. Petersburg
Fort Meade
Ruskin
Avon Park
Parrish
Bradenton
Wauchula
Sebring
Sarasota
FLORIDA'S TURNPIKE

AMSDELL COMPASS SELF STORAGE PORTFOLIO

	Property Name	Address	City	State	Zip Code
1	Cheval Lutz Self Storage	19020 North Dale Mabry Highway	Lutz	Florida	33548
2	University Parkway Sarasota Self Storage	8424 Florida Street	Sarasota	Florida	34243
3	Cortez Bradenton Self Storage	8915 Cortez Road West	Bradenton	Florida	34210
4	Waterford Lakes Orlando Self Storage	14120 East Colonial Drive	Orlando	Florida	32826
5	Lockwood Sarasota Self Storage	7750 Lockwood Ridge Road	Sarasota	Florida	34243
6	Meadow Woods Orlando Self Storage	800 Greenway Professional Court	Orlando	Florida	32824
7	Jackson A & W Storage	4885 West Michigan Avenue	Jackson	Michigan	49201

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AMSDELL COMPASS SELF STORAGE PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	7	Loan Seller		CGMRC
Location (City/State)	Various	Cut-off Date Principal Balance		$29,895,734
Property Type	Self Storage	Cut-off Date Principal Balance per SF		$66.64
Size (SF)	448,629	Percentage of Initial Pool Balance		2.5%
Total Occupancy as of 10/15/2013(1)	84.3%	Number of Related Mortgage Loans(3)		2
Owned Occupancy as of 10/15/2013(1)	84.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate		5.2200%
Appraised Value(2)	$43,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$4,693,642
Underwritten Expenses	$1,860,479	Escrows
Underwritten Net Operating Income (NOI)	$2,833,163		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,755,287	Taxes	$88,872	$29,624
Cut-off Date LTV Ratio(2)	69.5%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	57.8%	Replacement Reserves	$0	$6,456
DSCR Based on Underwritten NOI / NCF	1.43x / 1.39x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.5% / 9.2%	Other(4)	$829,898	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$30,000,000	100.0%	Principal Equity Distribution(5)	$28,413,938	94.7%
			Reserves	918,769	3.1
			Closing Costs	667,293	2.2

Total Sources	$30,000,000	100.0%	Total Uses	$30,000,000	100.0%

(1)	The occupancy as of date is August 31, 2013 for the Jackson A & W Storage property.
(2)
The Appraised Value of $43,000,000 takes into account the appraiser’s estimated value of the Amsdell Compass Self Storage Portfolio Properties as a portfolio that consists of seven individual properties. The Appraised Value, Cut-off Date LTV Ratio and Maturity Date LTV Ratio aggregating the individual values of the Amsdell Compass Self Storage Portfolio Properties are $37,950,000, 78.8% and 65.4%, respectively. See “—Appraisal” below.

(3)	An indirect owner of the borrowers is also an indirect owner of the borrower of the Compass Self-Storage - Spring Hill, FL Loan.
(4)	Other upfront reserves consist of: a property costs reserve ($700,000); a deferred maintenance reserve ($123,638) and a U-Haul reserve ($6,260). See “—Escrows.” below.
(5)	The Amsdell Compass Self Storage Portfolio Properties were unencumbered as the previous loan was paid off prior to the closing of the Amsdell Compass Self Storage Portfolio Loan.

■
The Mortgage Loan.  The mortgage loan (the “Amsdell Compass Self Storage Portfolio Loan”) is evidenced by a note in the original principal amount of $30,000,000 and is secured by first mortgages encumbering the borrowers’ fee interest in seven self storage facilities located in Florida and Michigan (the “Amsdell Compass Self Storage Portfolio Properties”).  The Amsdell Compass Self Storage Portfolio Loan was originated by Citigroup Global Markets Realty Corp. on December 17, 2013 and represents approximately 2.5% of the Initial Pool Balance.  The Amsdell Compass Self Storage Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $29,895,734 and an interest rate of 5.2200% per annum.  The proceeds of the Amsdell Compass Self Storage Portfolio Loan were primarily used to recapitalize the Amsdell Compass Self Storage Portfolio Properties.

The Amsdell Compass Self Storage Portfolio Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date.  The Amsdell Compass Self Storage Portfolio Loan requires payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date is the due date in January 2024. Voluntary prepayment of the Amsdell Compass Self Storage Portfolio Loan is permitted on or after the due date in October 2023.  Defeasance of the Amsdell Compass Self Storage Portfolio Loan with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America or other obligations which are “government securities” permitted under the loan documents, is permitted at any time after the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AMSDELL COMPASS SELF STORAGE PORTFOLIO

■	The Mortgaged Properties. The Amsdell Compass Self Storage Portfolio Properties consist of seven self storage properties located in two states totaling 448,629 SF.

The following table presents certain information relating to the Amsdell Compass Self Storage Portfolio Properties:

Property Address	City	State	Allocated Cut- off Date Loan Amount	Total GLA	Occupancy(1)	Year Built	Year Renovated	UW NCF
19020 North Dale Mabry Highway	Lutz	FL	$5,102,205	56,394	86.3%	2002	NAP	$490,863
8424 Florida Street	Sarasota	FL	4,982,622	76,315	79.4%	2010	NAP	433,122
8915 Cortez Road West	Bradenton	FL	4,703,595	54,339	86.5%	2004	NAP	412,433
14120 East Colonial Drive	Orlando	FL	4,633,839	74,530	78.6%	2007	NAP	395,630
7750 Lockwood Ridge Road	Sarasota	FL	4,384,708	40,619	96.3%	2005	NAP	400,091
800 Greenway Professional Court	Orlando	FL	4,135,576	76,761	76.9%	2007	NAP	345,083
4885 West Michigan Avenue	Jackson	MI	1,953,188	69,671	93.5%	1999	NAP	278,065
Total / Wtd. Avg. Portfolio			$29,895,734	448,629	84.3%			$2,755,287

(1)	As provided by the borrowers and represents occupancy as of August 31, 2013 and October 15, 2013.

The following table presents certain information relating to historical leasing at the Amsdell Compass Self Storage Portfolio Properties:

Historical Leased %(1)

Property Address	2010	2011	2012	As of 10/15/2013
19020 North Dale Mabry Highway	74.4%	85.9%	82.2%	86.3%
8424 Florida Street	28.4%	49.6%	73.3%	79.4%
8915 Cortez Road West	75.8%	85.8%	84.3%	86.5%
14120 East Colonial Drive	75.1%	71.2%	75.9%	78.6%
7750 Lockwood Ridge Road	85.0%	88.5%	93.3%	96.3%
800 Greenway Professional Court	54.8%	62.2%	76.0%	76.9%
4885 West Michigan Avenue	NAV	84.5%	84.6%	93.5%(2)
Total / Wtd. Avg. Portfolio	62.6%	73.2%	80.2%	84.3%

(1)	As provided by the borrowers.
(2)	The Jackson A&W Storage property occupancy date is August 31, 2013.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Amsdell Compass Self Storage Portfolio Properties:

Cash Flow Analysis(1)

	2011	2012	2013	Underwritten	Underwritten $ per SF
Base Rent(2)	$5,465,303	$5,428,106	$5,672,403	$4,649,334	$10.36
Gross Up Vacancy	0	0	0	967,913	2.16
Total Rent Revenue	$5,465,303	$5,428,106	$5,672,403	$5,617,247	$12.52
Other Income(3)	318,021	367,099	389,322	371,807	0.83
Vacancy & Credit Loss	(2,170,423)	(1,769,807)	(1,532,001)	(1,295,412)	(2.89)
Effective Gross Income	$3,612,901	$4,025,398	$4,529,724	$4,693,642	$10.46

Total Operating Expenses	$1,812,716	$1,847,878	$1,837,680	$1,860,479	$4.15

Net Operating Income	$1,800,185	$2,177,520	$2,692,044	$2,833,163	$6.32
Replacement Reserves	0	0	0	77,876	0.17
Net Cash Flow	$1,800,185	$2,177,520	$2,692,044	$2,755,287	$6.14

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Base rent includes gross up vacancy for 2011, 2012, and 2013.
(3)	Other Income consists of administrative fees, tenant paid insurance, truck rental and miscellaneous income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AMSDELL COMPASS SELF STORAGE PORTFOLIO

■
Appraisal.  According to the appraisals, the Amsdell Compass Self Storage Portfolio Properties had an “as-is” appraised value of $43,000,000 as of an effective date of December 3, 2013. The “as-is” appraised value of $43,000,000 takes into account the appraiser’s estimated value of the Amsdell Compass Self Storage Portfolio Properties as a portfolio that consists of seven individual properties. The appraised value aggregating the individual values of the Amsdell Compass Self Storage Portfolio Properties is $37,950,000 as of effective dates ranging from November 2, 2013 to November 5, 2013.

■
Environmental Matters.  According to the Phase I environmental reports, dated from November 7, 2013 to November 21, 2013, there are no recognized environmental conditions or recommendations for further action at the Amsdell Compass Self Storage Portfolio Properties.

■
The Borrowers.  The borrowers are Amsdell Trust Partners DE, LLC and Amsdell Storage Ventures XXII, LLC, each a single-purpose entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Amsdell Compass Self Storage Portfolio Loan. The guarantors of the non-recourse carveouts under the Amsdell Compass Self Storage Portfolio Loan are Robert J. Amsdell and Barry L. Amsdell.

■
Escrows.  In connection with the origination of the Amsdell Compass Self Storage Portfolio Loan, the borrowers funded aggregate reserves of $918,769 with respect to the Amsdell Compass Self Storage Portfolio Properties, comprised of: (i) $88,872 for real estate taxes, (ii) $700,000 for a property cost reserve for (a) additional acquisition costs incurred in connection with acquiring the Jackson A & W Storage Property located in Jackson, Michigan and (b) for capital expenditures completed within 18 months of origination, (iii) $123,638 for deferred maintenance and (iv) $6,260 for costs associated with obtaining permits or other applicable legal approval allowing the borrowers to continue offering “U-Haul” or other moving truck rental services.

On each due date, the borrowers are required to fund: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding 12-month period provided, however, that reserve deposits are not required in respect of insurance premiums where the borrowers are maintaining an approved umbrella or blanket policy in accordance with the loan documents and (ii) a replacement reserve in the amount of $6,456.

■
Lockbox and Cash Management.  The Amsdell Compass Self Storage Portfolio Loan requires a springing lockbox.  Following the first occurrence of an Amsdell Compass Self Storage Portfolio Trigger Period, the loan documents require the borrowers to set up the lockbox account for the sole and exclusive benefit of the lender into which the borrowers are required to deposit or cause to be deposited all revenue generated by the Amsdell Compass Self Storage Portfolio Properties.  The loan documents also require that the funds on deposit in the lockbox account be transferred on each business day to the borrowers unless an Amsdell Compass Self Storage Portfolio Trigger Period exists, in which case the funds are required to be transferred on each business day to the cash management account under the control of the lender.  On each due date during the continuance of an Amsdell Compass Self Storage Portfolio Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after payment of debt service and funding of required monthly reserves for budgeted operating expenses, real estate taxes, insurance premiums and replacement reserves be reserved with the lender and held as additional collateral for the Amsdell Compass Self Storage Portfolio Loan.  During the continuance of an event of default under the Amsdell Compass Self Storage Portfolio Loan, the lender may apply any funds in the cash management account to amounts payable under the Amsdell Compass Self Storage Portfolio Loan and/or toward the payment of expenses of the Amsdell Compass Self Storage Portfolio Properties, in such order of priority as the lender may determine.

An “Amsdell Compass Self Storage Portfolio Trigger Period” means a period (a) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (as calculated under the loan documents) being less than 1.20x and (iii) the debt yield (as calculated under the loan documents) being less than 8.50%, and (b) expiring, as applicable, upon (i) the cure (if applicable) of such event of default, (ii) the debt service coverage ratio being equal to or greater than 1.25x for two consecutive calendar quarters and (iii) the debt yield being equal to or greater than 8.75% for two consecutive calendar quarters.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AMSDELL COMPASS SELF STORAGE PORTFOLIO

■
Property Management.  The Amsdell Compass Self Storage Portfolio Properties are currently managed by Compass Self Storage, LLC, an affiliate of the borrowers, pursuant to two management agreements.  Under the loan documents, the borrowers may terminate and replace the property manager without the lender’s consent, so long as (i) no event of default has occurred and is continuing, (ii) the lender receives at least thirty days prior written notice, and (iii) the applicable replacement property manager is reasonably approved by the lender in writing (such approval may be conditioned upon the lender’s receipt of Rating Agency Confirmation). Upon the occurrence of (i) a default by the property manager under any management agreement beyond any applicable cure period, (ii) the filing of a bankruptcy petition or a similar event with respect to the property manager, or (iii) an Amsdell Compass Self Storage Portfolio Trigger Period that remains uncured, the lender may replace or require the borrowers to replace the property manager with a new property manager selected by the lender and with respect to which Rating Agency Confirmation has been received.

■	Mezzanine or Secured Subordinate Indebtedness. None.

■
Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Amsdell Compass Self Storage Portfolio Properties, plus business interruption coverage as calculated under loan documents in an amount equal to 100% of the projected net operating income plus fixed expenses from the Amsdell Compass Self Storage Portfolio Properties (on an actual loss sustained basis) for a period from the time of such loss for a recovery period of 18 months. The “all-risk’ insurance policy providing terrorism insurance is required to contain a deductible that is no higher than $10,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIVER OAKS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIVER OAKS

River Oaks
1951 Northwest South River Drive
Miami, FL 33125
Miami
ALLAPATTAH
WYNWOOD
OVERTOWN
DOWNTOWN
MIAMI
LITTLE HAVANA
BRICKELL
KEY
Biscayne
Bay
Jackson
Memorial Hospital
The Shops At
Midtown Miami
Biscayne
Park Cemetery
Marlins
Park
American
Airlines Arena
Bayside
Market
Place
The Shops At Mary
Brickell Village
NW 14TH ST
NW 20TH ST
NW 7TH ST
W FLAGLER ST
SW 1ST ST
SW 8TH ST
NW NORTH RIVER DR
NW SOUTH RIVER DR
BRICKELL AVE
BISCAYNE BLVD
Fort
Lauderdale
Boca
Raton
Hollywood
Hialeah
Doral
Kendall
ATLANTIC OCEAN
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIVER OAKS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RCMC
Location (City/State)	Miami, Florida	Cut-off Date Principal Balance		$29,500,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$148,241.21
Size (Units)(1)	199	Percentage of Initial Pool Balance		2.5%
Total Occupancy as of 2/24/2014	95.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/24/2014	95.5%	Type of Security(3)		Fee Simple
Year Built / Latest Renovation	2011 / NAP	Mortgage Rate		4.7900%
Appraised Value	$53,200,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
Underwritten Revenues	$4,302,937
Underwritten Expenses	$1,888,244	Escrows
Underwritten Net Operating Income (NOI)	$2,414,693		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,374,893	Taxes	$83,358	$41,679
Cut-off Date LTV Ratio	55.5%	Insurance	$29,450	$14,725
Maturity Date LTV Ratio	51.0%	Replacement Reserves(4)	$0	$3,317
DSCR Based on Underwritten NOI / NCF(2)	1.30x / 1.28x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.2% / 8.1%	Other(5)	$50,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$29,500,000	93.8%	Loan Payoff	$30,356,013	96.5%
Subordinate Debt	1,500,000	4.8	Closing Costs	935,940	3.0
Principal’s New Cash Contribution	454,761	1.4	Reserves	162,808	0.5

Total Sources	$31,454,761	100.0%	Total Uses	$31,454,761	100.0%

(1)	The mortgaged property is comprised of 199 multifamily units and two commercial units comprising a total of 1,672 SF.
(2)	The Underwritten NOI / NCF DSCR and LTV including the subordinate note are 1.20x, 1.18x and 58.3%, respectively. See “—The Mortgage Loan” below.
(3)
The borrower under the River Oaks Loan owns the portion of the River Oaks Property related to the multifamily and commercial units in fee simple. A limited portion of the River Oaks Property is permitted for use as a 10-slip docking facility constituting, in the aggregate, approximately 6,540 SF. The portion of the River Oaks Property permitted for use as a docking facility is subject to a sovereignty submerged lands ground lease agreement with the State of Florida that is scheduled to expire in 2018. No value was attributed to the docking facility in the underwriting of the River Oaks Loan.

(4)	Replacement reserves are capped at $159,200.
(5)	Other upfront reserve represents a GCS litigation reserve. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “River Oaks Loan”) is evidenced by an A-Note in the original principal amount of $29,500,000 and is secured by a first mortgage lien on the borrower’s fee interest in a 199-unit multifamily complex located in Miami, Florida and the borrower’s leasehold interest in a portion of land permitted for use as a 10-slip docking facility (the “River Oaks Property”). The River Oaks Loan is part of a whole loan structure that has an outstanding principal balance of $31,000,000 (the “River Oaks Whole Loan”), consisting of a $29,500,000 A-Note and a $1,500,000 B-Note (the “River Oaks Subordinate Companion Loan”). Only the A-Note is an asset of the trust. The A-Note and B-Note carry an interest rate of 4.7900% and 10.0000%, respectively. The River Oaks Property was previously unencumbered and proceeds of the River Oaks Whole Loan were primarily used to payoff preferred equity in the amount of $30,356,013. The River Oaks Whole Loan will be serviced under the GSMS 2014-GC20 pooling and servicing agreement. See “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the River Oaks Loan and the River Oaks Subordinate Companion Loan.

The River Oaks Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date and requires payments of interest only for the initial 60 months and then payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date of the River Oaks Loan is the due date in April 2024.  Voluntary prepayment of the River Oaks Loan is permitted on or after the due date in January 2024.  Defeasance of the River Oaks Loan with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents is permitted at any time after the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIVER OAKS

■
The Mortgaged Property.  The River Oaks Property is a 199-unit, Class A multifamily high rise building located along the Miami River in Miami, Florida, approximately three miles northwest of the CBD.  The River Oaks Property was built in 2011 and consists of a single, 21-story tower which includes two ground floor commercial units with 1,672 SF and a seven story, controlled access parking garage containing 344 spaces.  The River Oaks Property features condo-quality finishes with fully equipped kitchens with stainless steel appliances, granite countertops, laundry in each unit, balconies, floor-to-ceiling windows and views of the Miami River and the city skyline.  Amenities at the River Oaks Property include a theater room, business center, fitness center, outdoor pool and clubroom.  As of February 24, 2014, Total Occupancy and Owned Occupancy were both 95.5%.

The following table presents certain information relating to the units and rent at the River Oaks Property:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Monthly Actual Rent per Unit	Underwritten Monthly Rent	Underwritten Rent
1 Bed / 1 Bath	72	731	$1,500	$1,487	$1,487	$1,231,380
1 Bed + Den	5	1,443	$2,000	$1,966	$1,966	117,960
2 Bed / 2 Bath	86	1,051	$1,849	$1,855	$1,855	1,847,436
2 Bed + Den	4	1,941	$2,600	$2,540	$2,540	121,908
3 Bed / 2 Bath	32	1,246	$2,300	$2,222	$2,222	773,268
Total / Avg.	199	994	$1,814	$1,795	$1,795	$4,091,952

Source: As provided by the borrower.

The following table presents certain information relating to historical leasing at the River Oaks Property:

Historical Leased %(1)(2)
	2011(3)	2012	2013	As of 2/24/2014
Owned Space	70.4%	96.5%	98.1%	95.5%

(1)	As provided by the borrower.
(2)	As of December 31, of each respective year, unless otherwise indicated.
(3)	The property was completed in 2011.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the River Oaks Property:

Cash Flow Analysis(1)
	2012	2013	Underwritten	Underwritten $ per Unit
Base Rent	$4,034,270	$4,225,533	$4,091,952	$20,563
Gross Up Vacancy	0	0	200,306	1,007
Goss Potential Rent	$4,034,270	$4,225,533	$4,292,258	$21,569
Vacancy, Credit Loss & Concessions	(459,110)	(302,902)	(254,761)	(1,280)
Total Rent Revenue	$3,575,161	$3,922,631	$4,037,497	$20,289
Other Revenue (2)	176,222	204,446	265,440	1,334
Effective Gross Income	$3,751,383	$4,127,077	$4,302,937	$21,623

Total Operating Expenses	$1,562,155	$1,575,146	$1,888,244	$9,489

Net Operating Income	$2,189,228	$2,551,931	$2,414,693	$12,134
Replacement Reserves	0	0	39,800	200
Net Cash Flow	$2,189,228	$2,551,931	$2,374,893	$11,934

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Includes parking, utility reimbursements, commercial income and other miscellaneous revenues. Parking income constitutes approximately 1.8% of UW NOI and income from the commercial units constitutes approximately 1.4% of UW NOI.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIVER OAKS

■	Appraisal. According to the appraisal, the River Oaks Property had an “as-is” appraised value of $53,200,000 as of an effective date of November 4, 2013.

■
Environmental Matters.  According to a Phase I environmental report, dated November 8, 2013, there are no recognized environmental conditions or recommendations for further action at the River Oaks Property other than a recommendation for the development and implementation of an asbestos operations and maintenance (O&M) plan and a moisture management plan.

■
Market Overview and Competition.  The River Oaks Property is located in the Miami River District, within the Miami MSA.  The Miami MSA is the most populous metropolitan area in the Southeastern U.S. and the eighth most populous metropolitan area in the U.S., per the 2000 census. According to the appraisal, the 2013 population within a three-mile radius of the River Oaks Property is 322,817 and the average household income is $45,105.  The River Oaks Property is located off of Northwest South River Drive, with accessibility to the Dolphin Expressway (State Road 836) and I-95. The River Oaks Property is approximately one mile from the Miami Health District (also known as Civic Center), a 153-acre campus which employs approximately 39,000 people and is the second largest concentration of medical and biotech research facilities in the United States.  In addition, the River Oaks Property is approximately one mile from Marlins Park, three miles from the Downtown/Brickell Financial Districts, and seven miles from South Beach. According to the appraisal, the property is located in the Coral Gables/South Miami submarket which reports a 3.0% vacancy rate with high rise properties reporting a 1.5% vacancy rate as of the third quarter of 2013. The appraiser’s subset of six competitive properties have vacancy rates ranging from 0.0% to 5.0% with a weighted average of 2.4%.

The following table presents certain information relating to the primary competition for the River Oaks Property:

Competitive Set(1)
	Terrazas River Park Village(2)	25 Biscayne Park	Camden Brickell	One Plaza West Brickell	Second Plaza	The Modern Miami
Location	Miami, Florida	Miami, Florida	Miami, Florida	Miami, Florida	Miami, Florida	Miami, Florida
Year Built	2010	2007	2002	2009	2011	2010
Occupancy	100.0%	98.0%	97.0%	95.0%	96.0%	N/A
No. of Units	324	214	405	188	90	173
Avg. Unit Size	1,226	1,135	931	1,040	1,030	1,040
Avg. Rent per Unit	$2,208	$1,713	$1,869	$2,115	$1,717	$1,763
Avg. Rent per SF	$1.80	$1.51	$2.01	$2.03	$1.67	$1.70

(1)	Source: Appraisal.
(2)	Per the Appraisal, Terrazas River Park Village was sold for $80,000,000 in November 2013.

■
The Borrower.  The borrower is AP SC River Oaks LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the River Oaks Loan.  The non-recourse carve-out guarantor is Saul Campanella, who is a Columbian national.

■
Escrows.  On the origination date, the borrower funded aggregate reserves of $162,808 with respect to the River Oaks Loan, comprised of (i) $50,000 into a litigation reserve fund for any costs and expenses that may be incurred by the lender in connection with the litigation described in “—GCS Litigation” below, (ii) $83,358 for real estate taxes and (iii) $29,450 for insurance premiums.

On each due date, the borrower is required to fund the following reserves with respect to the River Oaks Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period and (iii) a replacement reserve in an amount equal to $3,317, capped at $159,200.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIVER OAKS

GCS Litigation. The borrower and the River Oaks Property are subject to a pending litigation related to a claim of construction lien in the amount of approximately $1,009,850 brought by General Computer Services Inc. (“GCS”), a company that installed cable and other equipment on the River Oaks Property prior to the time the borrower took title to the River Oaks Property.  The borrower acquired the River Oaks Property through foreclosure of a defaulted mortgage loan. As part of the foreclosure action, GCS was named as a junior lienor and was properly notified of the proceeding. Just prior to the foreclosure sale, GCS sought to vacate the final judgment and stop the foreclosure sale on grounds that the notice provided to it was not proper.  GCS also took the position that it had a right to remove its wiring and other equipment from the River Oaks Property. In another proceeding, GCS had sought to establish lien rights on the River Oaks Property, but those claims were dismissed. After GCS’s claims were denied at trial court, GCS appealed to the Florida Third District Court of Appeals, which recently denied GCS’s appeal and motion for a rehearing.  As of the origination date, the borrower has not received any notice of appeal from GCS or its counsel; however, the time to file such appeal has not yet expired.

■
Lockbox and Cash Management.  Prior to a River Oaks Trigger Period, the borrower is required to cause the manager to deposits all rents into the lockbox account within two business days. Following the occurrence of a River Oaks Trigger Period, the borrower is required to cause all rents to be deposited directly into the lockbox and the funds on deposit in the lockbox account are required to be transferred on each business day to the cash management account under the control of the lender.  On each due date after the occurrence of a River Oaks Trigger Period, the loan documents require that all amounts on deposit in the lockbox account, after payment of debt service and funding of required monthly escrow for real estate taxes, insurance premiums and replacement reserves (i) during the continuance of a River Oaks Trigger Period, be reserved with the lender in the amount of the monthly operating expenses and the remainder, if any, to be held as additional collateral for the River Oaks Loan and (ii) to the extent a River Oaks Trigger Period is not continuing, be disbursed to the borrower.  During the continuance of an event of default under the River Oaks Loan, the lender may apply any funds in the cash management account to amounts payable under the River Oaks Loan and/or toward the payment of expenses of the River Oaks Property, in such order of priority as the lender may determine.

A “River Oaks Trigger Period” means a period (a) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the River Oaks Loan documents, and/or (ii) the trailing twelve debt service coverage ratio as calculated under the loan documents being less than 1.05x and (b) expiring, as applicable, upon (i) the cure of an applicable event of default and (ii) the trailing twelve debt service coverage ratio being equal to or greater than 1.15x for two consecutive calendar quarters.

■
Property Management.  The River Oaks Property is currently managed by Winthrop Management (Florida), LLC, pursuant to a management agreement.  Under the loan documents, the borrower may replace the property manager to the extent that (i) borrower has executed and delivered a replacement management agreement with a qualified manager as to which rating agency confirmation has been received, (ii) such qualified manager enters into a conditional assignment of management agreement substantially in the form of the assignment of management agreement, which may include manager’s agreement to comply with the terms of the cash management agreement and (iii) if such replacement manager is an affiliated manager, borrower has delivered, or cause to be delivered, to the lender, an updated insolvency opinion acceptable to the lender with respect to such affiliated manager. Upon the occurrence of (i) the manager becoming insolvent or a debtor in any bankruptcy or insolvency proceeding, (ii) if the manager is an affiliated manager, there is a change in control of manager, (iii) there exists an event of default under the River Oaks Loan documents, (d) there exists a default by manager under the management agreement or (iv) the debt service coverage ratio is less than 0.95x, the lender may replace or, require the borrower to replace, the property manager with a new qualified manager selected by the lender.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIVER OAKS

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount greater than or equal to $34,200,000, plus twelve months of business interruption coverage as calculated under loan documents in an amount equal to 100% of the projected gross income from the River Oaks Property (on an actual loss sustained basis) for a period continuing until the restoration of the River Oaks Property is completed and containing an extended period of indemnity endorsement which provides for up to six months of additional coverage. The all-risk insurance policy providing terrorism insurance is required to contain a deductible that is acceptable to the lender and is no higher than $10,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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OKLAHOMA HOTEL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller		GSMC
Location (City/State)	Various, Oklahoma	Cut-off Date Principal Balance		$29,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$90,625.00
Size (Rooms)	320	Percentage of Initial Pool Balance		2.5%
Total Occupancy as of 1/31/2014	72.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/31/2014	72.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		4.8870%
Appraised Value	$40,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		300
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)	Rajendra K. Patel
Underwritten Revenues	$8,883,881
Underwritten Expenses	$5,073,241
Underwritten Net Operating Income (NOI)	$3,810,639	Escrows
Underwritten Net Cash Flow (NCF)	$3,455,285		Upfront	Monthly
Cut-off Date LTV Ratio	72.5%	Taxes	$16,948	$16,948
Maturity Date LTV Ratio	52.3%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	1.89x / 1.72x	FF&E(2)	$0	$29,613
Debt Yield Based on Underwritten NOI / NCF	13.1% / 11.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$29,000,000	100.0%	Loan Payoff	$21,170,386	73.0%
			Principal Equity Distribution	7,363,196	25.4
			Closing Costs	449,470	1.5
			Reserves	16,948	0.1
Total Sources	$29,000,000	100.0%	Total Uses	$29,000,000	100.0%

(1)	Rajendra K. Patel is the guarantor of the non-recourse carveout guarantor under the Oklahoma Hotel Portfolio Loan.
(2)
Ongoing FF&E reserves are $12,626 for the Holiday Inn & Suites – Stillwater Property, $10,919 for the Hilton Garden Inn – Norman Property and $6,068 for the Hampton Inn & Suites – Durant Property from May 2014 through April 2015.  Ongoing monthly FF&E reserves after the April 2015 payment date will be equal to the greater of (a) the monthly amount required to be reserved pursuant to the applicable franchise agreement for the replacement of FF&E or (b) one-twelfth of 4% of the borrower’s gross revenues over the trailing twelve-month period. The FF&E reserve will be capped at $400,000 for the Hampton Inn & Suites – Durant Property, $600,000 for the Hilton Garden Inn – Norman Property and there is no cap for the Holiday Inn & Suites – Stillwater Property. The borrower may only draw from the individual FF&E reserves for each respective property. If there is a transfer of the property, there will be no cap.

The Oklahoma Hotel Portfolio consists of three hotels with a total of 320 rooms.  The following table presents certain information relating to the Oklahoma Hotel Portfolio:

Property Name	Number of Rooms	Allocated Cut- off Date Loan Amount	% of Allocated Cut-off Date Loan Amount	Year Built	Appraised Value	UW NCF	UW NCF per Room
Holiday Inn & Suites – Stillwater	120	$12,252,500	42.3%	2009	$16,900,000	$1,617,282	$13,477
Hilton Garden Inn – Norman	121	11,020,000	38.0	2008	15,200,000	1,137,378	9,400
Hampton Inn & Suites – Durant	79	5,727,500	19.8	2008	7,900,000	700,625	8,869
Total / Wtd. Avg.	320	$29,000,000	100.0%		$40,000,000	$3,455,285	$10,798

The following table presents certain information relating to the 2013 demand analysis with respect to the Oklahoma Hotel Portfolio Properties based on market segmentation, as provided in the appraisals for the Oklahoma Hotel Portfolio Properties:

Estimated 2013 Accommodated Room Night Demand(1)
Property	Commercial	Group	Leisure
Holiday Inn & Suites – Stillwater	50.0%	15.0%	35.0%
Hilton Garden Inn – Norman	50.0%	16.0%	34.0%
Hampton Inn & Suites – Durant	60.0%	15.0%	25.0%

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

OKLAHOMA HOTEL PORTFOLIO

The following table presents certain information relating to the trailing twelve-month period through December 2013 penetration rates relating to the Oklahoma Hotel Portfolio Properties, as provided in the December 2013 travel research report:

2013 Full Year Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
Holiday Inn & Suites – Stillwater	107.8%	107.1%	115.4%
Hilton Garden Inn – Norman	103.3%	115.0%	118.8%
Hampton Inn & Suites – Durant	106.9%	110.6%	118.3%
Wtd. Avg.(2)	105.9%	110.8%	117.2%

(1)	Source: December 2013 travel research report.
(2)	Weighted based on the Allocated Cut-off Date Loan Amount.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Oklahoma Hotel Portfolio Properties:

Oklahoma Hotel Portfolio(1)

	2012			2013			TTM 1/31/2014
Property	Occ.(2)	ADR	Rev PAR	Occ.(2)	ADR	Rev PAR	Occ.(2)	ADR	Rev PAR
Holiday Inn & Suites – Stillwater	61.8%	$98.80	$61.11	75.2%	$104.02	$78.25	75.4%	$104.26	$78.61
Hilton Garden Inn – Norman	60.6%	$96.73	$58.66	69.2%	$97.01	$67.16	69.6%	$97.05	$67.55
Hampton Inn & Suites – Durant	63.4%	$86.63	$54.95	71.0%	$87.91	$62.38	71.3%	$87.86	$62.63
Wtd. Avg.	61.8%	$94.95	$58.66	71.9%	$97.54	$70.14	72.2%	$97.63	$70.48

(1)	As provided by the borrower
(2)	Reflects average occupancy for the indicated period.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow for the Oklahoma Hotel Portfolio Properties:

Cash Flow Analysis(1)

	2012	2013	Underwritten	Underwritten $ per Room
Room Revenue	$6,870,541	$8,191,976	$8,232,206	$25,726
Food & Beverage Revenue	462,522	553,703	553,027	1,728
Other Revenue(2)	61,233	93,740	98,648	308
Total Revenue	$7,394,296	$8,839,419	$8,883,881	$27,762

Room Expense	$1,477,799	$1,701,181	$1,719,475	$5,373
Food & Beverage Expense	462,654	504,091	501,502	1,567
Other Expense	103,367	114,102	116,610	364
Total Departmental Expense	$2,043,820	$2,319,374	$2,337,587	$7,305
Total Undistributed Expense(3)	2,150,017	2,441,609	2,463,389	7,698
Total Fixed Charges	268,694	245,326	272,266	851
Total Operating Expenses	$4,462,531	$5,006,310	$5,073,241	$15,854

Net Operating Income	$2,931,765	$3,833,109	$3,810,639	$11,908
FF&E	295,772	353,577	355,355	1,110
Net Cash Flow	$2,635,993	$3,479,532	$3,455,284	$10,798

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes revenue from other operating departments including laundry, vending machines, and suite shop income.
(3)	2012 and 2013 Total Undistributed Expense was adjusted to reflect current management fee of 3.0%. The actual historical management fee was 4.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PRIME KURTELL MEDICAL OFFICE BUILDING PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	5	Loan Seller		CGMRC
Location (City/State)	Various, Tennessee	Cut-off Date Principal Balance		$28,500,000
Property Type	Office	Cut-off Date Principal Balance per SF		$148.82
Size (SF)	191,508	Percentage of Initial Pool Balance		2.4%
Total Occupancy as of 11/1/2013	90.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/1/2013	90.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		5.1500%
Appraised Value	$38,375,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	24
		Borrower Sponsor(1)	Kurt L. Wallach, Marilyn G. Wallach,
		Kurt L. Wallach Revocable Trust,
		Marilyn G. Wallach Revocable Trust
		and K&M Gift Trust
Underwritten Revenues	$5,016,857
Underwritten Expenses	$2,285,253	Escrows
Underwritten Net Operating Income (NOI)	$2,731,605		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,482,024	Taxes	$41,905	$41,905
Cut-off Date LTV Ratio	74.3%	Insurance	$11,015	$3,672
Maturity Date LTV Ratio	64.5%	Replacement Reserves	$150,000	$4,037
DSCR Based on Underwritten NOI / NCF	1.46x / 1.33x	TI/LC(2)	$600,000	$0
Debt Yield Based on Underwritten NOI / NCF	9.6% / 8.7%	Other(3)	$1,112,941	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$28,500,000	100.0%	Loan Payoff	$24,420,082	85.7%
			Reserves	1,915,861	6.7
			Principal Equity Distribution	1,122,088	3.9
			Closing Costs	1,041,968	3.7
Total Sources	$28,500,000	100.0%	Total Uses	$28,500,000	100.0%

(1)
Kurt L. Wallach, Marilyn G. Wallach, Kurt L. Wallach Revocable Trust, Marilyn G. Wallach Revocable Trust and K&M Gift Trust are the guarantors of the non-recourse carveouts under the Prime Kurtell Medical Office Building Portfolio Loan.

(2)	TI/LC reserves are capped at $600,000. The reserve cap decreases to $500,000 beginning February 1, 2016.
(3)	Other reserves represent a holdback reserve ($1,000,000), a deferred maintenance reserve ($74,449) and an outstanding tenant improvement reserve ($38,492).

The following table presents certain information relating to the Prime Kurtell Medical Office Building Portfolio Properties:

Property Name	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Year Built / Renovated	Appraised Value	UW NCF
Cool Springs	Franklin	TN	$11,300,000	54,247	99.7%	1999 / NAP	$14,975,000	$1,115,122
Mallory	Franklin	TN	7,300,000	45,072	100.0%	1996 / NAP	9,700,000	710,141
Harpeth	Brentwood	TN	3,800,000	23,482	76.3%	2001 / NAP	5,150,000	218,141
Bellevue	Nashville	TN	3,700,000	40,468	95.5%	1987 / 1997	4,950,000	340,545
Lebanon	Lebanon	TN	2,400,000	28,239	60.9%	2001 / NAP	3,600,000	97,693
Total / Wtd. Avg.			$28,500,000	191,508	90.3%		$38,375,000	$2,482,024

(1)	Occupancy as of November 1, 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PRIME KURTELL MEDICAL OFFICE BUILDING PORTFOLIO

The following table presents certain information relating to the major tenants at the Prime Kurtell Medical Office Building Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Heritage Medical	NR / NR / NR	31,531	16.5%	$555,880	17.0%	$17.63	2/28/2018	NA
Cool Springs Surgery Center	NR / NR / NR	20,794	10.9	520,659	15.9	25.04	12/31/2015	2, 5-year options
Vanderbilt University	NR / NR / NR	21,675	11.3	473,599	14.5	21.85	12/31/2015	2, 5-year options
Williamson Imaging	NR / NR / NR	6,683	3.5	144,621	4.4	21.64	12/31/2015	2, 5-year options
Old Harding Pediatric Association	NR / NR / NR	7,590	4.0	135,591	4.1	17.86	7/31/2017	2, 5-year options
Results Physiotherapy	NR / NR / NR	6,169	3.2	122,424	3.7	19.85	2/28/2017	2, 5-year options
Lebanon HMA Physician Mgmt	NR / NR / NR	4,573	2.4	100,014	3.1	21.87	10/31/2014	NA
America’s Family Doctors, PLLC	NR / NR / NR	4,565	2.4	93,514	2.9	20.48	8/31/2017	5, 5-year options
Harold F. Moessner, M.D. P.C.	NR / NR / NR	4,457	2.3	82,223	2.5	18.45	9/30/2017	1, 5-year option
Anthony Urbanek	NR / NR / NR	4,945	2.6	80,520	2.5	16.28	5/31/2018	NA
Ten Largest Tenants		112,983	59.0%	$2,309,045	70.6%	$20.44
Remaining Tenants		59,923	31.3	960,279	29.4	16.03
Vacant		18,602	9.7	0	0.0	0.00
Total / Wtd. Avg. All Tenants		191,508	100.0%	$3,269,324	100.0%	$18.91

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents the lease rollover schedule at the Prime Kurtell Medical Office Building Portfolio Properties, assuming no extension options are exercised:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	785	0.4%	0.4%	$9,864	0.3%	$12.56	5
2014	12,685	6.6	7.0%	229,303	7.0	18.08	4
2015	79,722	41.6	48.7%	1,630,879	49.9	20.46	12
2016	16,392	8.6	57.2%	289,601	8.9	17.67	4
2017	34,013	17.8	75.0%	621,105	19.0	18.26	10
2018	17,666	9.2	84.2%	286,673	8.8	16.23	4
2019	7,610	4.0	88.2%	127,375	3.9	16.74	3
2020	0	0.0	88.2%	0	0.0	0.00	0
2021	1,825	1.0	89.1%	29,037	0.9	15.91	1
2022	2,208	1.2	90.3%	45,486	1.4	20.60	1
2023	0	0.0	90.3%	0	0.0	0.00	0
2024	0	0.0	90.3%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	90.3%	0	0.0	0.00	0
Vacant	18,602	9.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	191,508	100.0%		$3,269,324	100.0%	$18.91	44

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Prime Kurtell Medical Office Building Portfolio Properties:

Historical Leased %(1)
	2010	2011	2012	As of 10/31/2013
Owned Space	95.7%	96.9%	93.8%	94.0%

(1)	As provided by the borrower which reflects average occupancy for the specified year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PRIME KURTELL MEDICAL OFFICE BUILDING PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Prime Kurtell Medical Office Building Portfolio Properties:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 10/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,855,055	$3,365,153	$3,248,323	$3,289,390	$3,212,139	$16.77
Gross Up Vacancy	0	0	0	0	472,494	2.47
Contractual Rent Steps	0	0	0	0	57,184	0.30
Total Rent	$3,855,055	$3,365,153	$3,248,323	$3,289,390	$3,741,818	$19.54
Total Reimbursables	1,787,633	1,834,792	1,878,466	1,894,531	1,747,534	9.13
Vacancy & Credit Loss	0	0	0	0	(472,494)	(2.47)
Effective Gross Income	$5,642,687	$5,199,944	$5,126,789	$5,183,921	$5,016,857	$26.20

Total Operating Expenses	2,146,784	2,175,004	2,252,361	2,196,812	2,285,253	11.93
Net Operating Income	$3,495,904	$3,024,940	$2,874,428	$2,987,110	$2,731,605	$14.26
TI/LC	0	0	0	0	201,132	1.05
Replacement Reserves	0	0	0	0	48,448	0.25
Net Cash Flow	$3,495,904	$3,024,940	$2,874,428	$2,987,110	$2,482,024	$12.96

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of October 31, 2013 and contractual rent steps through July 1, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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WALGREENS SHOPPING CENTER PORTFOLIO #2

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller		CGMRC
Location (City/State)	Various, Various	Cut-off Date Principal Balance		$28,090,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$143.31
Size (SF)	196,003	Percentage of Initial Pool Balance		2.4%
Total Occupancy as of 12/1/2013(1)	87.3%	Number of Related Mortgage Loans(3)		3
Owned Occupancy as of 12/1/2013(1)	87.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		5.0400%
Appraised Value	$40,900,000	Original Term to Maturity (Months)		84
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	55
		Borrower Sponsor(4)	Elchonon Schwartz, Simon Singer
		and Azure Equity LLC
Underwritten Revenues	$3,633,371
Underwritten Expenses	$1,150,796	Escrows
Underwritten Net Operating Income (NOI)	$2,482,575		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,417,580	Taxes	$46,580	$46,580
Cut-off Date LTV Ratio	68.7%	Insurance	$25,549	$5,110
Maturity Date LTV Ratio(2)	64.6%	Replacement Reserves(5)	$313,354	$0
DSCR Based on Underwritten NOI / NCF	1.37x / 1.33x	TI/LC(6)	$783,384	$0
Debt Yield Based on Underwritten NOI / NCF	8.8% / 8.6%	Other(7)	$250,355	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$28,090,000	69.2%	Purchase Price	$38,400,000	94.6%
Principal’s New Cash Contribution	11,019,264	27.2	Reserves	1,419,222	3.5
Other Sources	1,466,556	3.6	Closing Costs	756,598	1.9

Total Sources	$40,575,821	100.0%	Total Uses	$40,575,821	100.0%

(1)	The occupancy as of date is October 24, 2013 for the Jacksonville property.
(2)
The Maturity Date LTV Ratio is calculated on the basis of the “as-stabilized” appraised value of $42,000,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 66.3%.

(3)	An indirect owner of the borrower is also an indirect owner of the borrower of the Walgreens Shopping Center Portfolio #1 and the Walgreens Shopping Center Portfolio #3 Loans.
(4)	Elchonon Schwartz, Simon Singer and Azure Equity LLC are the guarantors of the non-recourse carveouts under the Walgreens Shopping Center Portfolio #2 Loan.
(5)	Replacement reserves are capped at $125,341. The ongoing replacement reserve payment of $2,450 will resume if the replacement reserve balance drops below $78,338.
(6)	TI/LC reserves are capped at $313,354. The ongoing TI/LC reserve payment of $8,167 will resume if the replacement reserve balance drops below $156,677.
(7)	Other reserves represent a deferred maintenance reserve ($224,880), an unfunded TI/LC reserve ($18,821) and an unfunded free rent reserve ($6,654).

The following table presents certain information relating to the Walgreens Shopping Center Portfolio #2 Properties:

Property Name	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Year Built / Renovated	Appraised Value	UW NCF
Austin	Austin	TX	$10,000,000	76,128	100.0%	1999, 2010 / NAP	$12,900,000	$869,832
Jacksonville	Jacksonville	FL	8,050,000	61,754	91.9%	1988 / 2008	10,700,000	831,423
Oxnard	Oxnard	CA	6,215,000	35,070	67.3%	1994, 2009 / NAP	10,000,000	401,776
Puyallup	Puyallup	WA	3,825,000	23,051	63.9%	2007, 2009 / NAP	7,300,000	314,549
Total / Wtd. Avg.			$28,090,000	196,003	87.3%		$40,900,000	$2,417,580

(1)	Occupancy as of December 1, 2013. The occupancy as of date is October 24, 2013 for the Jacksonville property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALGREENS SHOPPING CENTER PORTFOLIO #2

The following table presents certain information relating to the major tenants at the Walgreens Shopping Center Portfolio #2 Properties:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name(1)	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Walgreens (JV)(3)	NR / Baa1 / BBB	14,820	7.6%	$497,672	17.4%	$33.58	12/31/2088	NA
Walgreens (Oxnard)(3)	NR / Baa1 / BBB	14,490	7.4	445,698	15.5	30.76	12/31/2088	NA
Walgreens (Puyallup)(3)	NR / Baa1 / BBB	14,730	7.5	380,000	13.3	25.80	12/31/2088	NA
Walgreens (Austin)(3)	NR / Baa1 / BBB	14,820	7.6	375,000	13.1	25.30	12/31/2088	NA
Sears (Austin)	CCC / Caa1 / CCC+	28,248	14.4	296,604	10.3	10.50	9/30/2016	2, 5-year options
Gold’s Gym (Austin)	NR / NR / NR	33,060	16.9	264,480	9.2	8.00	1/31/2022	3, 5-year options
Bailey’s Powerhouse Gym (JV)	NR / NR / NR	29,000	14.8	188,500	6.6	6.50	12/31/2020	2, 5-year options
University of Florida Healthcare (JV)	NR / NR / NR	5,730	2.9	86,237	3.0	15.05	1/31/2016	NA
Taqueria El Tapatio (Oxnard)	NR / NR / NR	2,141	1.1	72,815	2.5	34.01	7/31/2012	NA
H&R Block (Oxnard)	NR / NR / BBB	1,800	0.9	35,592	1.2	19.77	4/30/2017	1, 3-year option
Ten Largest Tenants		158,839	81.0%	$2,642,598	92.2%	$16.64
Remaining Tenants		12,364	6.3	223,931	7.8	18.11
Vacant		24,800	12.7	0	0.0	0.00
Total / Wtd. Avg. All Tenants		196,003	100.0%	$2,866,529	100.0%	$16.74

(1)	“JV” means Jacksonville.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)
Walgreens executed four separate 75-year leases, each expiring December 31, 2088, at each of the Walgreens Shopping Center Portfolio #2 Properties upon the borrower’s acquisition of the Walgreens Shopping Center Portfolio #2 Properties. Walgreens has the option to terminate any or all of its leases with 12 months’ notice, effective as of December 31, 2033 and every five years thereafter  (e.g. December 31, 2038, December 31, 2043, December 31, 2048, etc.) until expiration of the leases on December 31, 2088.

The following table presents the lease rollover schedule at the Walgreens Shopping Center Portfolio #2 Properties, assuming no extension options are exercised:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	4,905	2.5%	2.5%	$124,073	4.3%	$25.30	4
2014	1,200	0.6	3.1%	16,308	0.6	13.59	1
2015	1,680	0.9	4.0%	23,170	0.8	13.79	1
2016	39,498	20.2	24.1%	480,732	16.8	12.17	6
2017	1,800	0.9	25.0%	35,592	1.2	19.77	1
2018	1,200	0.6	25.7%	35,304	1.2	29.42	2
2019	0	0.0	25.7%	0	0.0	0.00	0
2020	29,000	14.8	40.4%	188,500	6.6	6.50	1
2021	0	0.0	40.4%	0	0.0	0.00	0
2022	33,060	16.9	57.3%	264,480	9.2	8.00	1
2023	0	0.0	57.3%	0	0.0	0.00	0
2024	0	0.0	57.3%	0	0.0	0.00	0
2025 & Thereafter	58,860	30.0	87.3%	1,698,370	59.2	28.85	4
Vacant	24,800	12.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	196,003	100.0%		$2,866,529	100.0%	$16.74	21

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WALGREENS SHOPPING CENTER PORTFOLIO #2

Historical Leased %(1)
Property Name	2010	2011	2012	As of 12/1/2013
Austin	100.0%	100.0%	100.0%	100.0%
Jacksonville(2)	32.9%	85.5%	85.5%	91.9%
Oxnard	50.6%	56.6%	56.5%	67.3%
Puyallup	NAV	NAV	NAV	63.9%
Total / Wtd. Avg. Portfolio	66.0%	86.0%	86.0%	87.3%

(1)	As provided by the borrowers.
(2)	The occupancy as of date is October 24, 2013 for the Jacksonville property.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Walgreens Shopping Center Portfolio #2 Properties:

Cash Flow Analysis(1)(2)

	Underwritten(3)	Underwritten $ per SF
Base Rent	$2,861,722	$14.60
Contractual Rent Steps	4,807	0.02
Gross Up Vacancy	496,385	2.53
Total Rent	$3,362,914	$17.16
Total Reimbursables	915,046	4.67
Other Income	1,500	0.01
Vacancy & Credit Loss	(646,088)	(3.30)
Effective Gross Income	$3,633,371	$18.54

Total Operating Expenses	$1,150,796	$5.87

Net Operating Income	$2,482,575	$12.67
TI/LC	45,396	0.23
Capital Expenditures	19,600	0.10
Net Cash Flow	$2,417,580	$12.33

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	There are no historical operating statements due to the fact that this was an acquisition loan.
(3)	Based on rent rolls dated December 1, 2013. Contractual rent steps for the Jacksonville property are underwritten through December 31, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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CROSSROADS SHOPPING CENTER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Fullerton, California	Cut-off Date Principal Balance	$26,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$118.92
Size (SF)	218,642	Percentage of Initial Pool Balance	2.2%
Total Occupancy as of 1/1/2014	97.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 1/1/2014	97.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	1971 / 1995, 2005	Mortgage Rate	4.7280%
Appraised Value	$43,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Borrower Sponsor(1)	The Uhlmann Offices, Inc.
Underwritten Revenues	$3,415,559
Underwritten Expenses	$951,606	Escrows
Underwritten Net Operating Income (NOI)	$2,463,952	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,286,791	Taxes	$18,522	$18,522
Cut-off Date LTV Ratio	60.5%	Insurance	$58,142	$5,286
Maturity Date LTV Ratio	60.5%	Replacement Reserves(2)	$0	$4,555
DSCR Based on Underwritten NOI / NCF	1.98x / 1.83x	TI/LC(3)	$500,000	$18,220
Debt Yield Based on Underwritten NOI / NCF	9.5% / 8.8%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$26,000,000	100.0%	Loan Payoff	$18,176,732	69.9%
			Principal Equity Distribution	6,618,278	25.5
			Closing Costs	628,326	2.4
			Reserves	576,664	2.2
Total Sources	$26,000,000	100.0%	Total Uses	$26,000,000	100.0%

(1)	The Uhlmann Offices, Inc. is the guarantor of the non-recourse carveouts under the Crossroads Shopping Center Loan.
(2)	Replacement reserves are capped at $109,321.
(3)
Upfront TI/LC reserves represent a leasing reserve for the Rite-Aid Store replacement tenant. Jo-Ann Stores has signed a letter of intent at $14.90 per SF for that space.  Ongoing TI/LC reserves, excluding the Rite-Aid Store upfront escrow, are capped at $437,284.  We cannot assure you that Jo-Ann Stores will take occupancy and begin paying rent in a timely manner or at all.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Crossroads Shopping Center Property:
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF (2)	Occupancy Cost	Renewal / Extension Options
Anchors
Kohl’s	BBB+ / Baa1 / BBB+	83,732	38.3%	Yes	$859,216	$10.26	1/31/2030	NA	NA	3, 5-year options
Ralph’s	NR / Ba3 / NR	52,737	24.1	Yes	$526,366	$9.98	12/31/2025	$286	3.5%	4, 5-year options
Total Anchors		136,469	62.4%

Jr. Anchors
Rite-Aid Store(3)	CCC+ / Caa1 / B	20,100	9.2%	Yes	$138,144	$6.87	5/31/2015	$159	4.3%	NA
Total Jr. Anchors		20,100	9.2%

Occupied In-line		30,951	14.2%		$1,048,685	$33.88
Occupied Outparcel/Other		25,213	11.5%		$829,276	$32.89
Vacant Spaces		5,909	2.7%		$0	$0.00
Total Owned SF		218,642	100.0%
Total SF		218,642	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Ralph’s sales are as of December 31, 2013. Rite-Aid Store sales are as of the trailing twelve-months ended November 30, 2013.
(3)
Rite-Aid Store has notified the borrower of its intent to vacate at the end of its lease term. Jo-Ann Stores has signed a letter of intent at $14.90 per SF for that space.  It is anticipated that the lease will be signed in 2014 with 3, 5-year extension options.  We cannot assure you that Jo-Ann Stores will take occupancy and begin paying rent in a timely manner or at all.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CROSSROADS SHOPPING CENTER

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Crossroads Shopping Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF (2)	Occupancy Cost	Renewal / Extension Options
Kohl’s	BBB+ / Baa1 / BBB+	83,732	38.3%	$669,856	24.5%	$8.00	1/31/2030	NA	NA	3, 5-year options
Ralph’s	NR / Ba3 / NR	52,737	24.1	342,100	12.5	6.49	12/31/2025	$286	3.5%	4, 5-year options
Union Bank	A / A2 / A+	6,679	3.1	312,577	11.4	46.80	7/31/2018	NA	NA	NA
Fullerton Dialysis	NR / NR / NR	7,500	3.4	230,400	8.4	30.72	5/31/2015	NA	NA	2, 5-year options
Carl’s Jr.	NR / NR / NR	4,734	2.2	130,000	4.7	27.46	11/30/2030	NA	NA	(3)
Autozone	BBB / Baa1 / BBB	6,300	2.9	117,600	4.3	18.67	8/31/2020	NA	NA	4, 5-year options
Play It Again Sports	NR / NR / NR	3,760	1.7	89,074	3.3	23.69	11/30/2016	$141	19.8%	1, 3-year option
China Bistro	NR / NR / NR	3,000	1.4	85,764	3.1	28.59	4/30/2015	$154	20.9%	NA
Rite-Aid Store(4)	CCC+ / Caa1 / B	20,100	9.2	67,280	2.5	3.35	5/31/2015	$159	4.3%	NA
JP Morgan Chase	A+ / A3 / A	4,500	2.1	65,403	2.4	14.53	11/30/2018	NA	NA	1, 10-year option
Ten Largest Owned Tenants		193,042	88.3%	$2,110,055	77.1%	$10.93
Remaining Owned Tenants		19,691	9.0	627,386	22.9	31.86
Vacant Spaces (Owned Space)		5,909	2.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		218,642	100.0%	$2,737,440	100.0%	$12.87

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Ralph’s and Play It Again Sports sales are both as of December 31, 2013.  Rite-Aid Store sales are as of the trailing twelve-months that ended November 30, 2013.  China Bistro sales are as of the trailing twelve-months that ended September 30, 2013.

(3)	Carl’s Jr. has 2, 5-year extension options and 1, 4-year, 11 month extension option.
(4)
Rite-Aid Store has notified the borrower of its intent to vacate at the end of its lease term. Jo-Ann Stores has signed a letter of intent at $14.90 per SF.  It is anticipated that the lease will be signed in 2014 with 3, 5-year extension options.  We cannot assure you that Jo-Ann Stores will take occupancy and begin paying rent in a timely manner or at all.

The following table presents certain information relating to the lease rollover schedule at the Crossroads Shopping Center Property, assuming no extension options are exercised:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	2,110	1.0%	1.0%	$57,390	2.1%	$27.20	2
2014	5,503	2.5	3.5%	179,342	6.6	32.59	5
2015	32,850	15.0	18.5%	452,140	16.5	13.76	5
2016	3,760	1.7	20.2%	122,346	4.5	32.54	2
2017	1,958	0.9	21.1%	45,367	1.7	23.17	1
2018	12,779	5.8	27.0%	431,046	15.7	33.73	3
2019	1,250	0.6	27.5%	42,600	1.6	34.08	1
2020	6,300	2.9	30.4%	117,600	4.3	18.67	1
2021	0	0.0	30.4%	0	0.0	0.00	0
2022	0	0.0	30.4%	0	0.0	0.00	0
2023	1,450	0.7	31.1%	39,150	1.4	27.00	1
2024	1,150	0.5	31.6%	44,850	1.6	39.00	1
2025 & Thereafter	143,623	65.7	97.3%	1,205,610	44.0	8.39	4
Vacant	5,909	2.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	218,642	100.0%		$2,737,440	100.0%	$12.87	26

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at Crossroads Shopping Center Property:

Historical Leased %(1)
	2011	2012	2013
Owned Space	98.0%	97.4%	97.3%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CROSSROADS SHOPPING CENTER

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Crossroads Shopping Center Property:

Cash Flow Analysis(1)

	2011	2012	2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,611,948	$2,732,882	$2,684,910	$2,737,440	$12.52
Overage Rent	594	1,388	0	0	0.00
Gross Up Vacancy	0	0	0	136,686	0.63
Total Rent	$2,612,542	$2,734,270	$2,684,910	$2,874,126	$13.15
Total Reimbursables	381,730	776,480	615,330	664,246	3.04
Other Income(3)	9,760	2,508	13,872	13,872	0.06
Vacancy & Credit Loss	0	0	0	(136,686)	(0.63)
Effective Gross Income	$3,004,032	$3,513,258	$3,314,112	$3,415,559	$15.62

Total Operating Expenses	$ 805,721	$ 805,019	$ 918,972	$ 951,606	$4.35

Net Operating Income	$2,198,311	$2,708,239	$2,395,140	$2,463,952	$11.27
TI/LC	0	0	0	87,518	0.40
Capital Expenditures	0	0	0	89,644	0.41
Net Cash Flow	$2,198,311	$2,708,239	$2,395,140	$2,286,791	$10.46

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the January 1, 2014 rent roll with rent steps through April 30, 2015.
(3)	Revenue attributable to signage income and miscellaneous fee income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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SHOPS AT SHELBY CROSSING

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Sebring, Florida	Cut-off Date Principal Balance		$24,373,442
Property Type	Retail	Cut-off Date Principal Balance per SF		$103.23
Size (SF)	236,098	Percentage of Initial Pool Balance		2.1%
Total Occupancy as of 3/3/2014(1)	89.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/3/2014(1)	89.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	2007 / NAP	Mortgage Rate		4.8975%
Appraised Value	$30,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(5)	DeBartolo Real Estate Investments, LLC

Underwritten Revenues(2)	$3,112,212
Underwritten Expenses	$796,588	Escrows
Underwritten Net Operating Income (NOI) (2)	$2,315,623		Upfront	Monthly
Underwritten Net Cash Flow (NCF) (2)	$2,155,994	Taxes	$109,379	$21,876
Cut-off Date LTV Ratio(3)	74.2%	Insurance	$9,333	$9,333
Maturity Date LTV Ratio(4)	60.8%	Replacement Reserves	$0	$3,906
DSCR Based on Underwritten NOI / NCF	1.49x / 1.39x	TI/LC(6)	$25,000	$25,000
Debt Yield Based on Underwritten NOI / NCF(3)	10.2% / 9.5%	Other(7)	$1,611,434	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$24,400,000	100.0%	Loan Payoff	$16,776,578	68.8%
			Principal Equity Distribution	5,489,022	22.5
			Reserves	1,755,147	7.2
			Closing Costs	379,253	1.6
Total Sources	$24,400,000	100.0%	Total Uses	$24,400,000	100.0%

(1)
The Total and Owned Occupancy includes Ulta Beauty, which has an executed lease and is expected to take occupancy and begin paying rent by October 2014. We cannot assure you that Ulta Beauty will take occupancy and begin paying rent as expected or at all.

(2)	Underwritten cash flows do not include revenue associated with the executed Ulta Beauty lease. See “—Cash Flow Analysis” below.
(3)
The Cut-off Date LTV Ratio and Debt Yield based on Underwritten NOI / NCF are calculated based on the cut-off date principal balance less the earnout reserve amount of $1,588,000 which will be used to pay down the Shops at Shelby Crossing Loan in the event that Ulta Beauty and/or an acceptable replacement tenant have not met the occupancy or NOI requirements, as specified in the loan documents, within 18 months from the origination date.  The Cut-off Date LTV Ratio without netting the related earnout reserve amount is 79.4% and the Debt Yield Based on Underwritten NOI / NCF without netting the related earnout amount are 9.5% and 8.8%, respectively.

(4)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $32,900,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 65.1%.
(5)	DeBartolo Real Estate Investments, LLC is the guarantor of the non-recourse carveouts under the Shops at Shelby Crossing Loan.
(6)
TI/LC reserve is capped at $1,300,000. The borrower will escrow $300,000 per year, collected on a monthly basis ($25,000 per month), for TI/LC amounts until the due date in March 2018 when it will be reduced to $210,000 per year, collected on a monthly basis ($17,500 per month). The $1,300,000 TI/LC cap is subject to reduction by amounts equal to the product of (x) $6.94/per SF, and (y) the total SF of rollover spaces for which leases have renewed, extended or leased pursuant to terms in the loan documents.

(7)	Other upfront reserve represents the earnout reserve for Ulta Beauty ($1,588,000) and a deferred maintenance reserve of ($23,434).

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Shops at Shelby Crossing Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Gold’s Gym	NR / NR / NR	30,937	13.1%	Yes	$474,227	$15.33	11/30/2019	NA	NA	3, 5-year options
Total Anchors		30,937	13.1%

Major Tenants
Ross Dress for Less, Inc.	NR / NR / A-	29,940	12.7%	Yes	$406,661	$13.58	1/31/2018	NA	NA	4, 5-year options
Marshalls	NR / A3 / A+	28,634	12.1	Yes	$351,811	$12.29	9/30/2017	$186	6.6%	4, 5-year options
Bed, Bath & Beyond, Inc.	NR / NR / BBB+	23,403	9.9	Yes	$293,655	$12.55	1/31/2018	NA	NA	5, 5-year options
Michaels	NR / B3 / B	21,386	9.1	Yes	$284,813	$13.32	2/28/2018	NA	NA	4, 5-year options
Petco Animal Supplies Store	NR / Caa1 / B	17,296	7.3	Yes	$352,885	$20.40	12/31/2017	NA	NA	3, 5-year options
Books-A-Million, Inc.	NR / NR / NR	15,520	6.6	Yes	$285,197	$18.38	1/31/2018	$87	21.2%	4, 5-year options
Ulta Beauty	NR / NR / NR	11,667	4.9	Yes	$186,205	$15.96	9/30/2024	NA	NA	2, 5-year options
Total Major Tenants		147,846	62.6%

Occupied In-line		31,977	13.5%		$662,964	$20.73
Vacant Spaces		25,338	10.7%		$0	$0.00
Total Owned SF		236,098	100.0%
Total SF		236,098	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of December 31, 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHOPS AT SHELBY CROSSING

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Shops at Shelby Crossing Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ Per SF	Lease Expiration	Tenant Sales $ per SF(2)	Actual Occupancy Cost	Renewal / Extension Options
Gold’s Gym	NR / NR / NR	30,937	13.1%	$363,510	13.2%	$11.75	11/30/2019	NA	NA	3, 5-year options
Ross Dress for Less, Inc.	NR / NR / A-	29,940	12.7	329,340	12.0	11.00	1/31/2018	NA	NA	4, 5-year options
Petco Animal Supplies Store	NR / Caa1 / B	17,296	7.3	311,328	11.3	18.00	12/31/2017	NA	NA	3, 5-year options
Marshalls	NR / A3 / A+	28,634	12.1	279,182	10.2	9.75	9/30/2017	$186	6.6%	4, 5-year options
Books-A-Million, Inc.	NR / NR / NR	15,520	6.6	248,320	9.0	16.00	1/31/2018	$87	21.2%	4, 5-year options
Bed, Bath & Beyond, Inc.	NR / NR / BBB+	23,403	9.9	239,881	8.7	10.25	1/31/2018	NA	NA	5, 5-year options
Michaels	NR / B3 / B	21,386	9.1	235,246	8.6	11.00	2/28/2018	NA	NA	4, 5-year options
Ulta Beauty(3)(4)	NR / NR / NR	11,667	4.9	148,754	5.4	12.75	9/30/2024	NA	NA	2, 5-year options
Mattress Firm, Inc.	NR / B2 / NR	4,923	2.1	137,844	5.0	28.00	11/30/2017	NA	NA	1, 5-year option
Panera Bread, LLC	NR / NR / NR	3,710	1.6	126,919	4.6	34.21	12/31/2017	NA	NA	3, 5-year options
Ten Largest Owned Tenants		187,416	79.4%	$2,420,323	88.1%	$12.91
Remaining Owned Tenants		23,344	9.9	328,150	11.9	14.06
Vacant Spaces (Owned Space)		25,338	10.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		236,098	100.0%	$2,748,474	100.0%	$13.04

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of December 31, 2013.
(3)
Ulta Beauty has an executed lease and is expected to take occupancy and begin paying rent by October 2014. Upon lease execution and re-measurement of the space, square footage excluding storage space is now 11,693 SF.  We cannot assure you that Ulta Beauty will take occupancy and begin paying rent as expected or at all.

(4)	Ulta Beauty Tenant GLA excludes 1,748 SF of storage space.

The following table presents certain information relating to the lease rollover schedule at the Shops at Shelby Crossing Property, assuming no extension options are exercised:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	6,972	3.0	3.0%	69,720	2.5	10.00	1
2015	0	0.0	3.0%	0	0.0	0.00	0
2016	3,733	1.6	4.5%	58,863	2.1	15.77	2
2017	56,440	23.9	28.4%	921,268	33.5	16.32	5
2018	97,690	41.4	69.8%	1,151,752	41.9	11.79	5
2019	32,510	13.8	83.6%	398,116	14.5	12.25	2
2020	0	0.0	83.6%	0	0.0	0.00	0
2021	0	0.0	83.6%	0	0.0	0.00	0
2022	0	0.0	83.6%	0	0.0	0.00	0
2023	0	0.0	83.6%	0	0.0	0.00	0
2024	13,415	5.7	89.3%	148,755	5.4	11.09	1
2025 & Thereafter	0	0.0	89.3%	0	0.0	0.00	0
Vacant	25,338	10.7	100.0%	0	0.0	0.00	0
Total	236,098	100.0%		$2,748,474	100.0%	$13.04	16

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SHOPS AT SHELBY CROSSING

The following table presents certain information relating to historical leasing at the Shops at Shelby Crossing Property:

Historical Leased %(1)
	2011	2012	As of 3/3/2014
Owned Space	NAV	NAV	89.3%

(1)	Historical occupancy is not available because the Shops at Shelby Crossing Property was acquired in June 2013 by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Shops at Shelby Crossing Property:

Cash Flow Analysis(1)

	2011	2012	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$2,611,316	$2,665,677	$2,599,719	$11.01
Total Reimbursement Revenue	456,561	473,490	512,493	2.17
Other Rental Revenue	116,800	0	0	0.00
Market Revenue from Vacant Units	0	0	585,265	2.48
Gross Revenue	$3,184,677	$3,139,167	$3,697,476	$15.66
Vacancy Loss	0	0	(585,265)	(2.48)
Effective Gross Revenue	$3,184,677	$3,139,167	$3,112,212	$13.18

Total Operating Expenses	$745,537	$824,767	$796,588	$3.37

Net Operating Income	$2,439,140	$2,314,399	$2,315,623	$9.81
TI/LC	0	0	112,410	0.48
Capital Expenditures	0	0	47,220	0.20
Net Cash Flow	$2,439,140	$2,314,399	$2,155,994	$9.13

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten cash flow based on the March 3, 2014 rent roll with rent steps through April 30, 2015. The underwritten cash flow does not include rent associated with the executed Ulta Beauty lease. The underwritten net cash flow including rent associated with Ulta Beauty is $2,328,026.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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WEST RUN APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RCMC
Location (City/State)	Morgantown, West Virginia	Cut-off Date Principal Balance		$24,300,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$75,465.84
Size (Units / Beds)(1)	322 / 994	Percentage of Initial Pool Balance		2.1%
Total Occupancy as of 2/11/2014(1)	93.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/11/2014(1)	93.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	2007 / 2011	Mortgage Rate		4.9700%
Appraised Value	$33,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
		Borrower Sponsor(2)	Ira Mondry, Mitch Mondry, Josh Mondry, Patrick Mcbride, James Harkrider and Andrew Lallathin
Underwritten Revenues	$5,193,014
Underwritten Expenses	$2,934,591	Escrows
Underwritten Net Operating Income (NOI)	$2,258,423		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,134,173	Taxes	$56,291	$18,764
Cut-off Date LTV Ratio	73.0%	Insurance	$14,926	$7,463
Maturity Date LTV Ratio	64.6%	Replacement Reserves(3)	$0	$10,354
DSCR Based on Underwritten NOI / NCF	1.45x / 1.37x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.3% / 8.8%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$24,300,000	75.4%	Purchase Price	$31,357,602	97.3%
Principal’s Cash Equity	5,932,013	18.4	Closing Costs	803,193	2.5
Subordinate Debt	2,000,000	6.2	Reserves	71,217	0.2

Total Sources	$32,232,013	100.0%	Total Uses	$32,232,013	100.0%

(1)	The collateral is comprised of 322 units and 994 beds and Total Occupancy and Owned Occupancy are based on those beds.
(2)	Ira Mondry, Mitch Mondry, Josh Mondry, Patrick Mcbride, James Harkrider, Andrew Lallathin are the guarantors of the non-recourse carveouts under the West Run Apartments Loan
(3)	Replacement Reserves are capped at $497,000.

The following table presents certain information relating to the units and rent at the West Run Apartments Property:

Unit Type	# of Beds	Average SF per Bed	Monthly Market Rent per Bed	Monthly Actual Rent per Unit	Underwritten Monthly Rent	Underwritten Rent
2 Bed / 2 Bath	196	432	$570	$569	$612	$1,438,428
3 Bed / 3 Bath	294	353	460	456	456	1,610,160
4 Bed / 4 Bath	504	306	430	425	409	2,473,884
Total / Wtd. Avg.	994	345	$466	$463	$463	$5,522,472

Source: As provided by the borrower.

The following table presents certain information relating to historical leasing at the West Run Apartments Property:

Historical Leased %(1)(2)

	2011	2012	2013	As of 2/11/2014
Owned Space	NAV	NAV	92.0%	93.6%

(1)	As provided by the borrower. The property was acquired in 2014; 2011 and 2012 occupancy numbers are not available.
(2)	Occupancy is as of December 31 for the specified year, unless otherwise indicated, and is based on 994 beds.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WEST RUN APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the West Run Apartments Property:

Cash Flow Analysis(1)

	2011(2)	2012	TTM 1/31/2014	Underwritten(3)	Underwritten $ per Unit
Base Rent	$5,175,583	$5,295,114	$5,499,764	$5,522,472	$17,151
Other Income	221,320	275,363	130,113	135,575	421
Total Rent Revenue	$5,396,903	$5,570,477	$5,629,877	$5,658,047	$17,572
Utility Reimbursements	(4)	13,531	24,843	60,250	187
Economic Vacancy & Credit Loss	(795,613)	(771,693)	(779,274)	(525,283)	(1,631)
Effective Gross Income	$4,601,286	$4,812,315	$4,875,446	$5,193,014	$16,127

Total Operating Expenses	$2,895,946	$2,719,778	$2,796,018	$2,934,591	$9,114

Net Operating Income	$1,705,340	$2,092,537	$2,079,428	$2,258,423	$7,014
Replacement Reserves	0	0	0	124,250	386
Net Cash Flow	$1,705,340	$2,092,537	$2,079,428	$2,134,173	$6,628

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	2011 NOI is based on the ten months ended December 31, 2011 annualized.
(3)	Underwritten cash flow is based on the February 11, 2014 rent roll.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LODGE AT BRIDGEMILL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Canton, Georgia	Cut-off Date Principal Balance	$24,139,383
Property Type	Senior Housing	Cut-off Date Principal Balance per Unit	$160,929.22
Size (Units)	150	Percentage of Initial Pool Balance	2.0%
Total Occupancy as of 12/30/2013	97.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/30/2013	97.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	2007 / NAP	Mortgage Rate	5.1055%
Appraised Value	$34,170,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	NAP
		Borrower Sponsor(1)	Michael J. Uccellini
Underwritten Revenues	$3,751,855
Underwritten Expenses	$1,625,164	Escrows
Underwritten Net Operating Income (NOI)	$2,126,692		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,074,942	Taxes	$44,533	$14,844
Cut-off Date LTV Ratio	70.6%	Insurance	$54,775	$7,397
Maturity Date LTV Ratio	58.4%	Replacement Reserves	$0	$4,313
DSCR Based on Underwritten NOI / NCF	1.35x / 1.32x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.8% / 8.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$24,200,000	100.0%	Loan Payoff	$16,639,667	68.8%
			Other Uses(2)	5,826,786	24.1
			Principal Equity Distribution	1,231,675	5.1
			Closing Cost	402,564	1.7
			Reserves	99,308	0.4
Total Sources	$24,200,000	100.0%	Total Uses	$24,200,000	100.0%

(1)	Michael J. Uccellini is the guarantor of the non-recourse carveouts under the Lodge at Bridgemill Loan.
(2)	Other Uses amount relates to the reimbursement of capital contributed by borrower-associated entities to fund project deficits while the Lodge at Bridgemill Property was in lease-up.

The following table presents certain information relating to the units and rent at the Lodge at Bridgemill Property:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit(2)	Underwritten Monthly Rent	Underwritten Rent
1 Bed / The Essex	20	665	$1,690	$1,678	$1,678	$402,720
1 Bed / The Sussex	22	715	$1,790	$1,798	$1,798	474,672
1 Bed / The Oxford	16	884	$2,195	$2,194	$2,194	421,248
2 Bed / The Kent	8	973	$2,125	$2,120	$2,120	203,520
2 Bed / The Yorkshire	8	983	$2,135	$2,134	$2,134	204,864
2 Bed / The Surrey	23	1,003	$2,225	$2,240	$2,240	618,240
2 Bed / The Cambridge	1	1,080	$1,790	$1,765	$1,765	21,180
2 Bed / The Berkshire	5	1,086	$2,375	$2,375	$2,375	142,500
2 Bed / The Stafford	4	1,104	$2,450	$2,444	$2,444	117,312
2 Bed / The Staffordshire	32	1,122	$2,613	$2,522	$2,522	968,448
2 Bed / The Buckingham	3	1,293	$2,950	$2,983	$2,983	107,388
2 Bed / The Manchester	1	1,560	$3,150	$3,150	$3,150	37,800
2 Bed / The Somerset	6	1,694	$3,250	$3,225	$3,225	232,200
2 Bed / The Somerset	1	1,827	$3,250	$3,250	$3,250	39,000
Total / Wtd. Avg.	150	974	$2,236	$2,217	$2,217	$3,991,092

(1)	Source: Appraisal.
(2)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LODGE AT BRIDGEMILL

The following table presents certain information relating to historical leasing at the Lodge at Bridgemill Property:

Historical Leased %(1)
	2010	2011	2012	As of 11/30/2013
Owned Space	59.1%	68.6%	82.9%	93.7%

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Lodge at Bridgemill Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 11/30/2013	Underwritten	Underwritten $ per Unit
Base Rent	$4,204,610	$4,042,279	$3,934,746	$3,970,621	$3,991,092	$26,607
Gross Up Vacancy	0	0	0	0	0	0
Goss Potential Rent	$4,204,610	$4,042,279	$3,934,746	$3,970,621	$3,991,092	$26,607
Vacancy, Credit Loss & Concessions	(2,486,848)	(1,738,737)	(1,122,598)	(506,345)	(414,450)	(2,763)
Total Rent Revenue	$1,717,762	$2,303,542	$2,812,148	$3,464,276	$3,576,642	$23,844
Other Revenue(2)	62,160	78,817	202,510	207,236	175,213	1,168
Effective Gross Income	$1,779,922	$2,382,359	$3,014,658	$3,671,512	$3,751,855	$25,012

Total Operating Expenses	$1,293,289	$1,476,715	$1,610,275	$1,606,064	$1,625,164	$10,834

Net Operating Income	$486,633	$905,644	$1,404,383	$2,065,448	$2,126,692	$14,178
Replacement Reserves(3)	0	0	0	0	51,750	345
Net Cash Flow	$486,633	$905,644	$1,404,383	$2,065,448	$2,074,942	$13,833

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes pet charges, damages/cleaning fees, forfeited security deposits, termination fees, laundry, utility reimbursement, application fees and other miscellaneous revenues.
(3)	Underwritten replacement reserves of $345 per unit are based on the property condition report.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NORWALK SELF STORAGE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Norwalk, Connecticut	Cut-off Date Principal Balance	$24,000,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF	$244.94
Size (SF)	97,985	Percentage of Initial Pool Balance	2.0%
Total Occupancy as of 2/6/2014	86.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/6/2014	86.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2000 / NAP	Mortgage Rate	4.6900%
Appraised Value	$36,200,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	48
		Borrower Sponsor(1)	Carl Bildner
Underwritten Revenues	$2,863,084
Underwritten Expenses	$629,611	Escrows
Underwritten Net Operating Income (NOI)	$2,233,472		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,204,077	Taxes	$49,131	$12,283
Cut-off Date LTV Ratio	66.3%	Insurance	$0	$0
Maturity Date LTV Ratio	59.6%	Replacement Reserves(2)	$0	$2,450
DSCR Based on Underwritten NOI / NCF	1.50x / 1.48x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.3% / 9.2%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$24,000,000	100%	Principal Equity Distribution	$12,743,340	53.1%
			Loan Payoff	10,916,786	45.5
			Closing Costs	290,744	1.2
			Reserves	49,131	0.2

Total Sources	$24,000,000	100.0%	Total Uses	$24,000,000	100.0%

(1)	Carl Bildner is the guarantor of the non-recourse carveouts under the Norwalk Self Storage Loan.
(2)	Replacement reserves are capped at $150,000.

The following table presents certain information relating to historical leasing at the Norwalk Self Storage Property:

Historical Leased %(1)
	2011	2012	2013	As of 2/6/2014
Owned Space	86.1%	88.4%	90.0%	86.0%

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Norwalk Self Storage Property:

Cash Flow Analysis(1)
	2011	2012	2013	Underwritten	Underwritten $ per SF
Base Rent	$2,349,054	$2,513,216	$2,758,178	$2,760,276	$28.17
Gross Up Vacancy	0	0	0	459,108	4.69
Total Rent Revenue	$2,349,054	$2,513,216	$2,758,178	$3,219,384	$32.86
Other Income(2)	107,787	112,334	102,808	102,808	1.05
Vacancy & Credit Loss	0	0	0	(459,108)	(4.69)
Effective Gross Income	$2,456,842	$2,625,550	$2,860,986	$2,863,084	$29.22

Total Operating Expenses	$540,673	$512,722	$528,355	$629,611	$6.43

Net Operating Income	$1,916,168	$2,112,829	$2,332,631	$2,233,472	$22.79
Replacement Reserves	0	0	0	29,396	0.30
Capital Expenditures	0	0	0	0	0.00
Net Cash Flow	$1,916,168	$2,112,829	$2,332,631	$2,204,077	$22.49

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the adjusted in-place cash flows.

(2)	Other Income includes merchandise sales, insurance fees and late fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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BURLINGTON OFFICE CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Ann Arbor, Michigan	Cut-off Date Principal Balance		$21,250,000
Property Type	Office	Cut-off Date Principal Balance per SF		$108.03
Size (SF)	196,699	Percentage of Initial Pool Balance		1.8%
Total Occupancy as of 2/13/2014(1)	87.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/13/2014(1)	87.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	1982-1989 / 2012	Mortgage Rate		5.0000%
Appraised Value	$30,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	18
		Borrower Sponsor(2)	Jeff Hauptman
Underwritten Revenues	$4,006,699
Underwritten Expenses	$1,814,821	Escrows
Underwritten Net Operating Income (NOI)	$2,191,879		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,933,816	Taxes	$356,308	$59,385
Cut-off Date LTV Ratio	70.8%	Insurance	$22,399	$2,489
Maturity Date LTV Ratio	60.5%	Replacement Reserves	$0	$7,197
DSCR Based on Underwritten NOI / NCF	1.60x / 1.41x	TI/LC(3)	$250,000	$16,392
Debt Yield Based on Underwritten NOI / NCF	10.3% / 9.1%	Other(4)	$90,740	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$21,250,000	100.0%	Loan Payoff	$20,091,808	94.5%
			Reserves	719,447	3.4
			Closing Costs	283,503	1.3
			Principal Equity Distribution	155,242	0.7
Total Sources	$21,250,000	100.0%	Total Uses	$21,250,000	100.0%

(1)
Occupancy includes vAuto, Inc. and Whole Brain, tenants that have signed leases to occupy 7,347 SF and 4,866 SF at the Burlington Office Center Property, respectively, but have not yet taken occupancy of their respective space. The borrower anticipates that vAuto, Inc. will take occupancy in April 2014 and will commence paying rent five months thereafter. The borrower also anticipates that Whole Brain will take occupancy in the third quarter of 2014 and will commence paying rent June 1, 2014. We cannot assure you that these tenants will take occupancy and commence rent payments as expected or at all. The University of Michigan Credit Union leases a 13,195 SF office suite through December 31, 2014 but has relocated operations to another property. As such, that space has been underwritten as vacant. Excluding vAuto, Inc., Whole Brain and the University of Michigan Credit Union space, the Burlington Office Center Property is 74.6% occupied.

(2)	Jeff Hauptman is the guarantor of the non-recourse carveouts under the Burlington Office Center Loan.
(3)	The TI/LC reserve is capped at $1,000,000.
(4)	Other upfront reserve represents a vAuto, Inc. rent concession reserve in the amount of $62,756 and a Whole Brain rent concession reserve in the amount of $27,984.

The following table presents certain information relating to the tenants at the Burlington Office Center Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Regents of the University of Michigan	NR / NR / NR	70,754	36.0%	$1,969,500	52.7%	$27.84	12/31/2018	NA
Online Tech, Inc.	NR / NR / NR	9,839	5.0	181,403	4.9	18.44	3/31/2018	1, 2-year option
vAuto, Inc.(1)	NR / NR / NR	7,347	3.7	150,614	4.0	20.50	5/31/2019	1, 5-year option
The University of Phoenix, Inc.	NR / NR / NR	8,524	4.3	128,411	3.4	15.06	7/31/2016	2, 5-year options
Whole Brain(2)	NR / NR / NR	4,866	2.5	111,924	3.0	23.00	5/31/2017	1, 3-year option
Endodontic Associates, LLC	NR / NR / NR	3,328	1.7	101,352	2.7	30.45	12/31/2023	NA
Sleeping Bear Press	NR / NR / NR	4,723	2.4	94,680	2.5	20.05	8/31/2015	NA
Lyons Consulting Group, LLC	NR / NR / NR	4,942	2.5	84,648	2.3	17.13	10/31/2016	NA
General Compression, Inc.	NR / NR / NR	3,258	1.7	70,476	1.9	21.63	2/29/2016	NA
Coldwell Banker	NR / NR / NR	3,658	1.9	69,876	1.9	19.10	12/31/2014	1, 3-year option
Total		121,239	61.6%	$2,962,883	79.2%	$24.44
Remaining Tenants		37,730	19.2	775,949	20.8	20.57
Vacant(3)		37,730	19.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		196,699	100.0%	$3,738,832	100.0%	$23.52

(1)
vAuto, Inc. has executed a lease dated October 18, 2013 but has not yet taken occupancy. The borrower reserved $62,756 related to this tenant. The borrower anticipates that vAuto, Inc. will take occupancy in April 2014 and will commence paying rent five months thereafter. We cannot assure you that vAuto, Inc. will take occupancy and commence rent payments as expected or at all. vAuto, Inc. has a one-time termination option after the end of the 41st month of the lease (February 2018) with 10 months prior written notice and a termination fee equal to (i) six months’ rent, plus (ii) the unamortized portion of (a) the tenant improvement allowance as set forth in the lease, plus (b) all brokerage commissions paid by landlord, and any amounts paid by landlord on behalf of tenant relating to tenant improvements as a result of landlord’s total obligations exceeding the cost of landlord’s work.

(2)
Whole Brain has executed a lease dated December 16, 2013 but has not yet taken occupancy. The borrower anticipates that Whole Brain will take occupancy in the third quarter of 2014 and will commence paying rent June 1, 2014. We cannot assure you that Whole Brain will take occupancy and commence rent payments as expected or at all.

(3)
The University of Michigan Credit Union leases a 13,195 SF suite through December 31, 2014 but has relocated operations to another property. As such, the space has been underwritten and presented as vacant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BURLINGTON OFFICE CENTER

The following table presents the lease rollover schedule at the Burlington Office Center Property, assuming no extension options are exercised:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	22,107	11.2	11.2%	455,056	12.2	20.58	13
2015	12,915	6.6	17.8%	259,032	6.9	20.06	5
2016	23,623	12.0	29.8%	423,276	11.3	17.92	6
2017	5,864	3.0	32.8%	132,888	3.6	22.66	2
2018	82,538	42.0	74.8%	2,189,243	58.6	26.52	3
2019	8,594	4.4	79.1%	177,986	4.8	20.71	2
2020	0	0.0	79.1%	0	0.0	0.00	0
2021	0	0.0	79.1%	0	0.0	0.00	0
2022	0	0.0	79.1%	0	0.0	0.00	0
2023	3,328	1.7	80.8%	101,352	2.7	30.45	1
2024	0	0.0	80.8%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	80.8%	0	0.0	0.00	0
Vacant(2)	37,730	19.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	196,699	100.0%		$3,738,832	100.0%	$23.52	32

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
The University of Michigan Credit Union leases a 13,195 SF suite through December 31, 2014 but has relocated operations to another property. As such, the space has been underwritten and presented as vacant.

The following table presents certain information relating to historical leasing at the Burlington Office Center Property:

Historical Leased %(1)(2)
	2010	2011	2012	2013
Owned Space	83.3%	83.4%	78.8%	82.1%

(1)	As provided by the borrower.
(2)	Occupancy is as of December 31 for the specified year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Burlington Office Center Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 11/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,792,038	$3,976,696	$3,840,377	$3,600,345	$3,738,832	$19.01
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	848,585	4.31
Total Rent	$3,792,038	$3,976,696	$3,840,377	$3,600,345	$4,587,417	$23.32
Total Reimbursables	415,644	329,171	321,080	290,284	252,724	1.28
Other Income(3)	31,837	35,484	18,985	15,143	15,143	0.08
Vacancy & Credit Loss	0	0	0	0	(848,585)	(4.31)
Effective Gross Income	$4,239,520	$4,341,350	$4,180,442	$3,905,772	$4,006,699	$20.37

Total Operating Expenses	$1,938,637	$1,791,253	$1,785,519	$1,691,922	$1,814,821	$9.23

Net Operating Income	$2,300,882	$2,550,097	$2,394,922	$2,213,850	$2,191,879	$11.14
TI/LC	0	0	0	0	171,699	0.87
Capital Expenditures	0	0	0	0	86,364	0.44
Net Cash Flow	$2,300,882	$2,550,097	$2,394,922	$2,213,850	$1,933,816	$9.83

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on contractual rents as of June 1, 2014.
(3)	Includes parking revenue, storage rent and miscellaneous revenue.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1650 SELWYN

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		MC-Five Mile
Location (City/State)	Bronx, New York	Cut-off Date Principal Balance		$20,929,681
Property Type	Mixed Use	Cut-off Date Principal Balance per SF		$168.45
Size (SF)(1)	124,250	Percentage of Initial Pool Balance		1.8%
Total Occupancy as of 12/30/2013(2)	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as 12/30/2013(2)	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1972 / NAP	Mortgage Rate		5.4200%
Appraised Value	$38,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	NAP
		Borrower Sponsor(3)	The Bronx-Lebanon Hospital Center
Underwritten Revenues	$3,505,202
Underwritten Expenses	$1,391,507	Escrows
Underwritten Net Operating Income (NOI)	$2,113,695		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,072,692	Taxes(4)	$0	$0
Cut-off Date LTV Ratio	54.1%	Insurance	$4,908	$1,227
Maturity Date LTV Ratio	45.2%	Replacement Reserves	$0	$5,051
DSCR Based on Underwritten NOI / NCF	1.49x / 1.46x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.1% / 9.9%	Other(5)	$76,625	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$21,000,000	100.0%	Principal Equity Distribution	$15,214,232	72.4%
			Loan Payoff	4,652,052	22.2
			Reserves	1,052,182	5.0
			Closing Costs	81,533	0.4

Total Sources	$21,000,000	100.0%	Total Uses	$21,000,000	100.0%

(1)
The total square footage of 124,250 SF is comprised of a medical office component totaling 89,600 SF (72.1% GLA) and 56 multifamily units totaling 34,650 SF (27.9% GLA).  The entire medical office component is leased by Bronx-Lebanon Hospital, an affiliate of the borrower, pursuant to two coterminous leases that expire on December 30, 2028.

(2)	Reflects the combined occupancy of the medical office and multifamily tenants as of December 30, 2013.
(3)	The Bronx-Lebanon Hospital Center is the guarantor of the non-recourse carveouts under the 1650 Selwyn Loan.
(4)	The borrower is a tax exempt entity and collection of RE tax reserves is waived so long as the borrower maintains tax exempt status and no event of default has occurred and is continuing.
(5)	Other upfront reserves represent the building code violation reserve ($68,125) and a deferred maintenance reserve ($8,500).

The following table presents certain information relating to the tenants at the 1650 Selwyn Property:

Largest Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA(3)	% of GLA	UW Base Rent(4)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration
Bronx-Lebanon Hospital	NR / NR / NR	89,600	72.1%	$2,032,125	74.5%	$22.68	12/30/2028
Total / Wtd. Avg. All Tenants		89,600	72.1%	$2,032,125	74.5%	$22.68

(1)	Reflects only the medical office portion of the building and the sole medical office tenant. The remainder of Base Rent is derived from the multifamily component of the building.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1650 SELWYN

The following table presents the lease rollover schedule for the medical office tenant at the 1650 Selwyn Property, assuming no extension options are exercised:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025 & Thereafter	89,600	72.1	72.1%	2,032,125	74.5	22.68	1
Vacant	0	0.0	72.1%	0	0.0	0.00	0
Total / Wtd. Avg.	89,600	72.1%		$2,032,125	74.5%	$22.68	1

(1)	Calculated based on square footage occupied by Bronx-Lebanon Hospital which is the sole office tenant.
(2)	Underwritten Base Rent corresponds to contractual lease payments under the two leases for the medical office portion of the building.

The following table presents certain information relating to the multifamily units and rent at the 1650 Selwyn Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market(1) Rent per Unit	Monthly Actual(2) Rent per Unit	Underwritten Monthly Rent	Total Underwritten Annual Rent
1 Bed / 1 Bath	42	550	$1,150	$968	$968	$487,692
2 Bed / 1 Bath	14	825	$1,450	$1,238	$1,238	207,984
Total / Wtd. Avg.	56	619	$1,225	$1,035	$1,035	$695,676

(1)	Source: Appraisal
(2)
As provided by the borrower.  Actual rent per rent roll provided reflects a below market rent which residents receive as long as they are employed by the Bronx-Lebanon Hospital.  In the event employment is terminated, the resident has 30 days to vacate.

The following table presents certain information relating to historical leasing at the 1650 Selwyn Property:

Historical Leased %(1)
	2010	2011	2012	As Of 12/30/2013
Owned Space	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and represents average occupancy for the year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

1650 SELWYN

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 1650 Selwyn Property:

Cash Flow Analysis(1)
	Underwritten	Underwritten $ per SF
Base Rent	$2,727,801	$21.95
Total Rent	$2,727,801	$21.95
Total Reimbursements	927,622	7.47
Parking Income	32,550	0.26
Other Income	0	0.00
Vacancy & Credit Loss	(182,771)	(1.47)
Effective Gross Income	$3,505,202	$28.21

Total Operating Expenses	$1,391,507	$11.20

Net Operating Income	$2,113,695	$17.01
Capital Expenditures	41,003	0.33
Net Cash Flow	$2,072,692	$16.68

(1)
Historical income and expense figures were not considered for underwriting purposes as the medical office component was owner occupied under a different lease structure and reported expenses did not differentiate items related to the business operations of the hospital from those related to the property.  Underwritten income is based on contractual lease payments under the two leases for the medical office portion of the building, as well as the individually leased multifamily units.  Underwritten expenses are based on the appraiser’s estimates of market figures.  Reimbursement of operating expenses is limited to the medical office portion of the building.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined therein, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—
We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—
Member States of the European Economic Area (“EEA”) have implemented Article 122a of EU Directive 2006/48/EC (“Article 122a”) which applies with respect to investments by credit institutions in securitizations issued on or after January 1, 2011 as well as certain existing securitizations issued prior to that date where new assets are added or substituted after December 31, 2014.  Article 122a imposes a severe capital charge on a securitization position acquired by an EEA credit institution unless, among other conditions, (a) the originator, sponsors or original lender for the securitization has explicitly disclosed to the EEA-regulated credit institution that it will retain, on an ongoing basis, a material net economic interest of not less than 5% in respect of the securitization, and (b) the acquiring institution is able to demonstrate that it has undertaken certain due diligence in respect of its securitization position and the underlying exposures and that procedures are established for such activities to be monitored on an ongoing basis.  For purposes of Article 122a, an EEA credit institution may be subject to such a capital charge as a result of securitization positions held by its non-EEA affiliates, including its U.S. affiliates, not complying with Article 122a. Effective January 1, 2014, Articles 404-410 (inclusive) of EU Regulation 575/2013 (“Articles 404-410”) replace Article 122a and, among other things, will apply to EEA investment firms in addition to EEA credit institutions. Furthermore, requirements similar to those in Article 122a (“Similar Retention Requirements”) are to apply: (i) effective July 22, 2013, to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities.

None of the sponsors, the depositor or any other party to the transaction intends to retain a material net economic interest in the transaction in accordance with the requirements of Article 122a, Articles 404-410 or Similar Retention Requirements or take any other action which may be required by EEA-regulated investors for the purposes of their compliance with Article 122a, Articles 404-410 or Similar Retention Requirements.  Consequently, the offered certificates are not a suitable investment for EEA credit institutions or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected.  EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding compliance with Article 122a, Articles 404-410 or Similar Retention Requirements and the suitability of the offered certificates for investment.

—
The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking regulators amend their regulations to exclude reliance on credit ratings, including the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions. Such regulations, including those that have been proposed to implement the more recent Basel internal ratings based and advanced measures approaches, may result in greater capital charges to financial institutions that own CMBS, or otherwise adversely affect the attractiveness of investments in CMBS for regulatory purposes.

—
The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—
Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit various covered banking entities from, among other things, engaging in proprietary trading in securities and derivatives, subject to certain exemptions.  Section 619 became effective on July 21, 2012, and final regulations were issued on December 10, 2013.  Conformance with the Volcker Rule’s provisions is required by July 21, 2015, subject to the possibility of up to two one-year extensions granted by the Federal Reserve in its discretion.  The Volcker Rule and the regulations adopted under the Volcker Rule restrict certain purchases or sales of securities generally and derivatives by banking entities if conducted on a proprietary trading basis.  The Volcker Rule’s provisions may adversely affect the ability of banking entities to purchase and sell the certificates.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—
The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—
The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—
A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date

—
Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—
We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—
Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency except that Starwood Mortgage Capital LLC will guarantee the obligations of Starwood Mortgage Funding I LLC and Redwood Trust, Inc. will guarantee the obligations of Redwood Commercial Mortgage Corporation. We cannot provide assurances that the applicable sponsor (or guarantor) will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—
There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—
Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—
Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as-is” and “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—
The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—
Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—
Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—
Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—
In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—
The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).  The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor.  However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■
Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Controlling Class Representative and the Whole Loan Directing Holder

—
The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, Whole Loan Directing Holder or the holder of a mezzanine loan or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, Whole Loan Directing Holder or the holder of a mezzanine loan or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—
The anticipated initial investors in the Class E, Class F, Class G and Class H certificates (the “B-Piece Buyers”) were given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans.  The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests.  Actions of the B-Piece Buyers may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

—
The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, and of GS Commercial Real Estate LP, one of the originators, and of Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the originators’ exposure to the mortgage loans.  The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates.  The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—
The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—
The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—
The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

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If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

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In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

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Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor.  The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates will be treated as regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of investment.

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State and local income tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state and local tax consequences of an investment in the certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.